United States Bankruptcy Court

District of Delaware

In re THE THAXTON GROUP	Case No.	03-13182 - 03-13213
Jointly Administered
	Reporting Period:	June-04

Monthly Operating Report

File report and attachments with Court and submit copy to United States Trustee within

20 days after end of month.

REQUIRED DOCUMENTS	Form No.	Document Attached	Explanation Attached
Schedule of Cash Receipts and Disbursements	MOR-1	X
Bank reconciliation (or copies of Debtor’s bank reconciliations)	MOR-1 (CON’T)	X
Copies of bank statements			X
Cash disbursements journals		X
Statement of Operations	MOR-2	X
Balance Sheet	MOR-3	X
Status of Postpetition Taxes	MOR-4	X
Copies of IRS Form 6123 or payment receipt			X
Copies of tax returns filed during reporting period		X
Summary of Unpaid Postpetition Debts	MOR-4	X
Listing of aged accounts payable		X
Accounts Receivable Reconciliations and Aging	MOR-5	X
Debtor Questionnaire	MOR-5	X

I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the documents attached are true and correct to the best of my knowledge and belief.

Signature of Debtor	Date

Signature of Joint Debtor	Date

/s/ Robert Dunn	8/2/04
Signature of Authorized Individual*	Date

Robert Dunn	President and Chief Restructuring Officer
Printed Name of Authorized Individual	Title of Authorized Individual

*	Authorized individual must be an officer, director or shareholder if debtor is a corporation; a partner if debtor is a partnership; a manager or member if debtor is a limited liability company.

FORM IR

(9/99)

BANKRUPTCY CASE NUMBERS PER ENTITY

included in this filing

THE THAXTON GROUP

03-13182 - 03-13213	June 30, 2004

FED ID	Case Number
57-0669498	03-13183	The Thaxton Group

57-1083679	03-13184	Thaxton Operating Company
54-0925005	03-13185	EAGLE Premium Finance Company, Inc.
58-2358369	03-13186	TICO Premium Finance Company, Inc.
57-0926039	03-13187	Thaxton Insurance Group, Inc.
57-1067973	03-13188	Thaxton Commercial Lending, Inc.

56-2258083	03-13195	TICO Credit Corporation
58-2358372	03-13191	TICO Credit Company, Inc.
56-2058522	03-13193	TICO Credit Company of North Carolina, Inc.
57-1109035	03-13196	TICO Credit Company of Alabama, Inc.
62-1720278	03-13197	TICO Credit Company of Tennessee, Inc.
57-1111184	03-13198	TICO Credit Company of Mississippi, Inc.
57-1110723	03-13199	TICO Credit Company of Georgia, Inc.
31-4256360	03-13200	Modern Finance dba TICO Credit Company
31-0819992	03-13202	Modern Financial Services, Inc.
74-2873274	03-13182	TICO Credit Company
64-0560143	03-13201	TICO Credit Company
75-2714829	03-13203	TICO Credit Company
57-1129678	03-13194	TICO Credit Company of Virginia, Inc.

57-1076628	03-13204	Thaxton Investment Corporation
57-0997623	03-13205	Southern Management Corporation
62-1618281	03-13206	Southern Finance of Tennessee, Inc.
57-1002963	03-13211	Covington Credit of Texas, Inc.
57-1013036	03-13207	Southern Financial Management, Inc.
57-1094987	03-13208	Covington Credit, Inc.
58-1435012	03-13209	Covington Credit of Georgia, Inc.
57-0827143	03-13212	Southern Finance of South Carolina, Inc.
57-0857420	03-13213	Quick Credit Corporation, Inc.
57-1096371	03-13210	Covington Credit of Louisiana, Inc.

56-2057616	03-13189	Paragon, Inc.
27-9200069	03-13190	Modern Central Recovery

In re:	Case No.	03-13182 - 03-13213
THE THAXTON GROUP	Jointly Administered
SEE ATTACHED SCHEDULES	Reporting Period	June-04

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Consolidated - for information purposes only

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cumulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month	48,149,992	—			48,149,992	47,190,898	20,970,070	19,402,924
Receipts
Cash Sales
Accounts Receivable	15,646,822				15,646,822	11,687,086	160,230,859	152,611,191
Interest Income/Other Income	474,549				474,549		6,282,097	1,221,000
Additional Deposits/Tax Withheld					—		—	—
Other (Attach List)	—				—		13,896	—
Transfers between Accounts	(2,126,383)	2,126,383			—		(2,910,178)	—
Proceeds from the Sale of Assets				—
							—	—
Total Receipts	13,994,988	2,126,383	—	—	16,121,371	11,687,086	163,616,674	153,832,191

Disbursements
Gross Payroll/Payroll Taxes		2,126,383			2,126,383	2,565,500	22,609,845	25,225,745
Sales, Use & Other Taxes					—		—	—
Inventory Purchases					—		—	—
Secured/Rental/Leases					—		—	—
Insurance/Payroll WH paid from operating accounts					—		—	—
Marketing					—		—	—
Property Maintenance/Utilities					—		—	—
Other (Attach List)	2,769,160				2,769,160	3,254,327	24,013,619	15,412,432
					—		—
Loan Proceeds/Expenses Related To Loans/Insurance	6,851,606				6,851,606	7,029,706	77,518,704	77,510,237
					—		—
Deposits to Lenders	439,986				439,986		2,972,986	2,500,000
Professional fees - Carve-out	988,132				988,132	800,000	6,375,494	7,000,000
US Trustee Quarterly Fees					—	—	—	358,250
Court Costs					—		—
Proceeds to Lender for sale of business units				—
Fees associated with sale of business units				—
							—
Total Disbursements	11,048,884	2,126,383	—	—	13,175,267	13,649,533	133,490,649	128,006,664

Net Cash Flow
(Receipts less Disbursements)	2,946,104	—	—	—	2,946,104	(1,962,447)	30,126,026	25,825,527
Cash - End of Month	51,096,096	—	—	—	51,096,096	45,228,451	51,096,096	45,228,451

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements	0
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)
Total Disbursements for calculating US Trustee Quarterly Fees	0

FORM MOR-1

THE THAXTON GROUP

CONSOLIDATED

	BUDGET	BUDGET	BUDGET	BUDGET	BUDGET MONTH
Week Ending	6/4	6/11	6/18	6/25	June
Beginning Cash	$47,190,898	$47,732,186	$46,321,418	$46,186,862	$47,190,898
Cash Receipts
TICO Cash Collected	762,189	756,414	750,682	744,993	3,014,277
SM Cash Collected	1,785,212	1,795,579	1,805,997	1,816,463	7,203,251
TIG Cash Collected	187,500	187,500	187,500	187,500	750,000
TPF Cash Collected	—	—	—	—	—
TCL Cash Collected	197,420	185,172	173,781	163,185	719,557
Other Income Collected	—	—	—	—	—
	—	—	—	—	—

Total Cash Receipts	2,932,321	2,924,665	2,917,959	2,912,141	11,687,086

Cash Disbursements
Loan Proceeds Checks	1,651,591	1,647,453	1,644,103	1,641,490	6,584,637
Expenses related to Loans	11,396	11,310	11,224	11,139	45,069
Expenses related to TIG	100,000	100,000	100,000	100,000	400,000

Total Cash Disbursements	1,762,987	1,758,763	1,755,328	1,752,629	7,029,706

NET CASH RECEIPTS	1,169,334	1,165,902	1,162,631	1,159,512	4,657,380

CASH DISBURSEMENTS:
Operating Cash Disbursements
Advertising	30,400	100,800	41,375	35,100	207,675
Bank Charges	25,000	20,200	6,300	1,075	52,575
Claims Funding*	58,000	58,000	58,000	58,000	232,000
Company Auto	11,950	11,900	12,400	11,750	48,000
Computer Costs	4,550	8,975	7,700	8,760	29,985
Dues And Subscriptions	350	450	555	250	1,605
Employee Reimbursements - collections exp	14,475	15,481	15,088	16,410	61,454
Equipment Rental	9,732	2,500	25,558	625	38,414
Fixed Assets	6,000	6,300	26,600	73,850	112,750
Forms & Printing	1,308	650	500	19,650	22,108
Insurance	6,000	15,000	6,000	7,500	34,500
Meals & Entertainment	2,850	2,600	2,700	3,295	11,445
Miscellaneous	10,415	11,050	16,165	33,460	71,090
Office Expense	12,800	29,775	12,425	14,300	69,300
Postage	16,475	10,175	13,850	11,695	52,195
Prepaid Expenses	7,500	7,500	7,500	12,500	35,000
Prepaid Software ABS	—	20,000	—	4,595	24,595
Professional Fees-Ordinary Course	2,370	8,370	162,445	43,770	216,955
Rent	45	8,035	59,897	204,225	272,202
Repairs & Maintenance	4,050	3,850	3,850	4,150	15,900
Roadgard	—	83,000	—	—	83,000
Seminars & Meetings	1,900	2,150	1,900	2,150	8,100
Taxes & Licenses	4,400	11,550	8,985	3,750	28,685
Telephone	30,652	49,212	25,994	44,031	149,890
Temporary Agency Staff	11,330	14,330	9,830	12,830	48,320
Board of Directors	—	—	7,000	3,000	10,000
Travel	3,780	5,550	38,300	4,550	52,180
Utilities	15,105	16,892	14,359	15,544	61,901

Total Operating Cash Disbursements	291,437	524,295	585,275	650,815	2,051,823

Total Cash Disbursements by Group
Corporate	44,750	74,500	235,500	114,500	469,250
Tico Credit	54,075	44,175	109,737	95,145	303,131
Southern Management	177,000	394,300	210,600	407,050	1,188,950
Thaxton Premium Finance	100	385	2,370	2,150	5,005
Thaxton Commercial Lending	20	670	830	1,615	3,135
Thaxton Insurance Group	15,492	10,265	26,239	30,355	82,351

Total Operating Cash Disbursements	291,437	524,295	585,275	650,815	2,051,823

Other Items
Interest to Finova	—	581,463	—	—	581,463
Payroll Paid TTG	—	460,500	—	460,500	921,000
Payroll Paid SMC	—	654,000	308,000	658,000	1,620,000
401K	—	12,500	—	12,000	24,500
Restructuring Officer	12,000	12,000	12,000	12,000	48,000
Insurance Renewal	—	—	—	—	—
Credit Insurance Carrier	124,608	131,912	131,912	124,608	513,041
Pre-Filing Prepays	—	—	—	—	—
Bank Fees and Expenses	—	—	60,000	—	60,000
Deposit to Lender	—	—	—	—	—
Special Litigation Expense	—	—	—	—	—
KERP	—	—	—	—	—
US Trustee	—	—	—	—	—
Bankruptcy Professionals	200,000	200,000	200,000	200,000	800,000

Total Other Items	336,608	2,052,375	711,912	1,467,108	4,568,004

Cash from Operations
Total Collections	2,932,321	2,924,665	2,917,959	2,912,141	11,687,086
Total Disbursements	2,179,032	4,123,434	2,840,515	3,658,552	12,801,533

Net Cash from Operations	753,288	(1,198,768)	77,444	(746,411)	(1,114,447)

Restructuring Expense	(212,000)	(212,000)	(212,000)	(212,000)	(848,000)

Net Change in Cash	541,288	(1,410,768)	(134,556)	(958,411)	(1,962,447)

Adjustment due to New Budget Period					—

Ending Cash	47,732,186	46,321,418	46,186,862	45,228,451	45,228,451

THE THAXTON GROUP

Cash Disbursements for THE THAXTON GROUP - Consolidated	June- 04	FOR INFORMATION PURPOSES ONLY		JOINTLY ADMINISTERED
Monthly Court Report for
		HOLDING COMPANY	HOLDING COMPANY		HOLDING COMPANY

	Consolidated Totals	THAXTON GROUP, INC Corporate	Thaxton Operating Company All activity recorded at sub level	Eagle - All transactions included in Tico Premium	Thaxton Insurance Group	Thaxton Commercial Lending	Tico Premium	Thaxton Investment Corporation All activity recorded at sub level	Southern Management Corporation Consolidated	Tico Credit Corporation Consolidated
Beginning Cash Position	48,149,991.93	47,182,770.22	—	—	(92,741.23)	—	(7,950.23)		292,878.04	775,035.13

			—
TICO Cash Collected	4,600,560.85	—		—	—	—	—		—	4,600,560.85
SM Cash Collected	8,972,914.42	—		—	—	—	—		8,972,914.42	—
TIG Cash Collected	842,142.60	—		—	842,142.60	—	—		—	—
TPF Cash Collected	629,268.22	—		—	—	—	629,268.22		—	—
TCL Cash Collected	601,935.42	—		—	—	601,935.42	—		—	—
Other Income Collected	474,549.09	194,630.97		—	—	—	27,970.71		82.17	251,865.24

SUBTOTAL	16,121,370.60	194,630.97	—	—	842,142.60	601,935.42	657,238.93	—	8,972,996.59	4,852,426.09

		—		—	—	—	—		—	—
	—			—		—	—		—	—
CORRECTION OF BEGINNING BALANCES	—	—		—	—	—	—		—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	—	5,170,182.44		—	(94,259.96)	(156,669.17)	(590,310.39)		(232,863.83)	(4,096,079.09)
	—	—		—	—	—	—		—	—
Funds Received From Sale of Tico Mississippi - sent directly to Finova	—	—		—	—	—	—		—	—
Holdback, Deposits and Escrows	—	—		—	—	—	—		—	—
	—			—		—	—		—	—

Total Cash Receipts and Transfers	16,121,370.60	5,364,813.41	—	—	747,882.64	445,266.25	66,928.54	—	8,740,132.76	756,347.00

				—	—	—	—		—	—
	—			—	—	—	—		—	—
Cash Disbursements - Loans	—			—	—	—	—		—	—
Loan Proceeds Checks	6,317,427.59	—		—	—	427,337.29	(9,093.44)		5,279,475.81	619,707.93
Expenses related to Loans\Thaxton Insurance Group	534,178.03	—		—	520,487.79	—	72,956.94		325,459.12	(384,725.82)

Subtotal - Loans	6,851,605.62	—	—	—	520,487.79	427,337.29	63,863.50		5,604,934.93	234,982.11

		—		—	—	—	—		—	—
Cash Disbursements - Other	—	—		—	—	—	—		—	—
Advertising	128,273.67	732.00		—	—	—	—		126,529.03	1,012.64
Bank Charges	97,873.51	88,759.29		—	5.00	—	—		3,774.50	5,334.72
Claims Funding*	258,697.62	78,393.01		—	—	—	—		180,304.61	—
Company Auto	9,864.71	—		—	658.81	267.91	—		5,176.69	3,761.30
Computer Costs	24,692.39	4,202.51		—	3,533.55	23.90	1,537.14		11,600.00	3,795.29
Dues And Subscriptions	1,455.52	—		—	237.00	—	—		1,201.02	17.50
Employee Reimbursements - collections exp	50,394.22	—		—	1,931.45	—	—		—	48,462.77
Equipment Rental	36,292.50	22,913.29		—	1,737.43	—	85.00		2,073.38	9,483.40
Fixed Assets	36,636.90	—		—	—	—	—		36,636.90	—
Forms & Printing	50,087.93	—		—	510.10	—	—		47,420.32	2,157.51
Insurance	32,962.95	30,673.23		—	—	—	—		2,289.72	—
Meals & Entertainment	3,830.99	—		—	—	18.17	—		1,028.16	2,784.66
Miscellaneous	16,511.28	9,275.28		—	—	—	—		3,256.20	3,979.80
Office Expense	35,251.83	4,858.32		—	—	470.87	163.91		8,261.71	21,497.02
Postage	46,011.41	203.09		—	6,093.01	6.71	—		25,333.72	14,374.88
Prepaid Expenses	54,840.52	33,688.84		—	4,031.31	—	—		14,620.37	2,500.00
Prepaid Software ABS	24,744.04	—		—	—	—	—		20,385.83	4,358.21
Professional Fees-Ordinary Course	8,303.25	7,219.97		—	—	97.22	—		628.56	357.50
Rent	247,083.02	11,372.00		—	18,175.49	878.00	39.00		175,292.69	41,325.84
Repairs & Maintenance	18,520.29	111.96		—	2,011.03	—	—		15,900.18	497.12
Seminars & Meetings	5,713.79	949.85		—	—	—	—		4,763.94	—
Taxes & Licenses	16,879.86	390.37		—	885.95	670.00	—		11,197.55	3,735.99
Telephone	181,524.36	19,896.19		—	9,625.78	506.01	368.84		112,317.70	38,809.84
Temporary Agency Staff	27,176.69	4,845.51		—	7,087.50	—	—		5,442.15	9,801.53
Travel	10,870.51	2,718.63		—	—	—	—		1,321.01	6,830.87
Utilities	45,966.63	1,682.32		—	3,867.59	—	—		25,589.79	14,826.93
Interest to Finova	544,652.10	544,652.10		—	—	—	—		—	—
Payroll Paid TTG	729,420.98	72,582.16		—	173,417.19	14,990.17	5,828.04		—	462,603.42
Payroll Paid SMC	1,396,961.89	—		—	—	—	—		1,396,961.89	—
Restructuring Officer	60,000.00	60,000.00		—	—	—	—		—	—
Credit Insurance Payments	627,929.29	—		—	—	—	—		555,050.45	72,878.84
Deposit to Lender	439,986.00	439,986.00		—	—	—	—		—	—
US Trustee	250.00	250.00		—	—	—	—		—	—
Bankruptcy Professionals	988,132.21	988,132.21		—	—	—	—		—	—
Other	29,335.16	29,335.16		—	—	—	—		—	—

Total Other Cash Disbursements	6,323,660.99	2,494,356.26	—	—	233,808.19	17,928.96	8,021.93		2,794,358.07	775,187.58

				—			—		—	—

TOTAL ALL CASH DISBURSEMENTS	13,175,266.61	2,494,356.26	—	—	754,295.98	445,266.25	71,885.43		8,399,293.00	1,010,169.69

	51,096,095.92	50,053,227.37	—	—	(99,154.57)	—	(12,907.12)		633,717.80	521,212.44

BANK ACCOUNT RECONCILED BALANCES:	51,096,095.92	50,053,227.37			(99,154.57)	(0.00)	(12,907.12)		633,717.80	521,212.44

I attest that the above bank statement balances are the actual bank statement balances as shown on the individual bank statements and that all of the bank statements have been reconciled to the general ledger balance

Any differences between the consolidating balance sheet cash and the cash summary are due to additional amounts of petty cash, cash in cash drawers and timing differences.

/s/ Illegible
Signature

Robert Dunn	8/2/04
Name and Date

President and Chief Restructuring Officer
Title

THE THAXTON GROUP

Cash Disbursements for THE THAXTON GROUP - Consolidated	JOINTLY ADMINISTERED
Monthly Court Report for	CASES 03-13182 - 03-13213

	Operating	Payroll	Other	Total
Beginning Cash Position	48,149,991.93		—	48,149,991.93

TICO Cash Collected	4,600,560.85	—	—	4,600,560.85
SM Cash Collected	8,972,914.42	—	—	8,972,914.42
TIG Cash Collected	842,142.60	—	—	842,142.60
TPF Cash Collected	629,268.22	—	—	629,268.22
TCL Cash Collected	601,935.42	—	—	601,935.42
Other Income Collected	474,549.09	—	—	474,549.09

SUBTOTAL	16,121,370.60	—	—	16,121,370.60

	—	—	—	—
	—	—	—	—
	—	—	—	—
CORRECTION OF BEGINNING BALANCES	—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	(2,126,382.87)	2,126,382.87	—	—
	—	—	—	—
Funds Received From Sale of Tico Mississippi - sent directly to Finova	—	—	—	—
Holdback, Deposits and Escrows	—	—	—	—
	—	—	—	—

Total Cash Receipts and Transfers	13,994,987.73	2,126,382.87	—	16,121,370.60

Cash Disbursements - Loans
Loan Proceeds Checks	6,317,427.59			6,317,427.59
Expenses related to Loans\Thaxton Insurance Group	534,178.03			534,178.03

Subtotal - Loans	6,851,605.62	—	—	6,851,605.62

	—
Cash Disbursements - Other	—
Advertising	128,273.67		—	128,273.67
Bank Charges	97,873.51	—	—	97,873.51
Claims Funding*	258,697.62		—	258,697.62
Company Auto	9,864.71	—	—	9,864.71
Computer Costs	24,692.39	—	—	24,692.39
Dues And Subscriptions	1,455.52	—	—	1,455.52
Employee Reimbursements - collections exp	50,394.22	—	—	50,394.22
Equipment Rental	36,292.50	—	—	36,292.50
Fixed Assets	36,636.90	—	—	36,636.90
Forms & Printing	50,087.93	—	—	50,087.93
Insurance	32,962.95	—	—	32,962.95
Meals & Entertainment	3,830.99	—	—	3,830.99
Miscellaneous	16,511.28	—	—	16,511.28
Office Expense	35,251.83	—	—	35,251.83
Postage	46,011.41	—	—	46,011.41
Prepaid Expenses	54,840.52	—	—	54,840.52
Prepaid Software ABS	24,744.04	—	—	24,744.04
Professional Fees-Ordinary Course	8,303.25	—	—	8,303.25
Rent	247,083.02	—	—	247,083.02
Repairs & Maintenance	18,520.29	—	—	18,520.29
Seminars & Meetings	5,713.79	—	—	5,713.79
Taxes & Licenses	16,879.86	—	—	16,879.86
Telephone	181,524.36	—	—	181,524.36
Temporary Agency Staff	27,176.69	—	—	27,176.69
Travel	10,870.51	—	—	10,870.51
Utilities	45,966.63	—	—	45,966.63
Interest to Finova	544,652.10	—	—	544,652.10
Payroll Paid TTG	—	729,420.98	—	729,420.98
Payroll Paid SMC	—	1,396,961.89	—	1,396,961.89
Restructuring Officer	60,000.00	—	—	60,000.00
Credit Insurance Payments	627,929.29	—	—	627,929.29
Deposit to Lender	—	—	439,986.00	439,986.00
US Trustee	250.00	—	—	250.00
Bankruptcy Professionals	988,132.21	—	—	988,132.21
Other	29,335.16	—	—	29,335.16

Total Other Cash Disbursements	3,757,292.12	2,126,382.87	439,986.00	6,323,660.99

	—	—	—	—

TOTAL ALL CASH DISBURSEMENTS	10,608,897.74	2,126,382.87	439,986.00	13,175,266.61

	51,536,081.92	—	(439,986.00)	51,096,095.92

BANK ACCOUNT RECONCILED BALANCES:

In re:	Case No.	03-13183
The Thaxton Group, Inc.	Jointly Administered
SEE ATTACHED SCHEDULES	Reporting Period	June-04

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cumulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month
Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)
Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs
Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Net Cash Flow
(Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements	—
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)
Total Disbursements for calculating US Trustee Quarterly Fees	2,494,356.26

FORM MOR-1

THE THAXTON GROUP
Cash Disbursements for The Thaxton Group, Inc.
Monthly Court Report for		June-04	Case # 03-13183 INACTIVE
FED ID#	57-0669498

	Consolidated Totals	Cherokee National Trust Account Wachovia 2000020760292	Wachovia Money Market 2003207426123	BB&T ESCROW ACCOUNT 5125898272	WACHOVIA DISBURSEMENT ACCOUNTS 2079900430275 2000014825091	WACHOVIA PAYROLL ACCOUNTS	Paragon, Inc
Beginning Cash Position	47,182,770.22	149,991.66	45,297,203.06	624,012.49	1,130,124.45	(24,225.42)	5,663.98

	—
TICO Cash Collected	—					—
SM Cash Collected	—					—
TIG Cash Collected	—					—
TPF Cash Collected	—					—
TCL Cash Collected	—					—
Other Income Collected	194,630.97		42,249.73		152,381.24	—

SUBTOTAL	194,630.97	—	42,249.73	—	152,381.24	—	—

	—					—
CORRECTION OF BEGINNING BALANCES	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	5,170,182.44		3,750,000.00		1,330,058.55	90,123.89
	—
	—					—

Total Cash receipts	5,364,813.41	—	3,792,249.73	—	1,482,439.79	90,123.89	—

						—
Cash Disbursements - Loans						—
						—
Loan Proceeds Checks	—					—
Expenses related to Loans	—					—

Subtotal - Loans	—	—	—	—	—	—	—

						—
						—
Cash Disbursements - Other						—
Advertising	732.00				732.00	—
Bank Charges	88,759.29		51.10		88,708.19
Claims Funding*	78,393.01				78,393.01
Company Auto	—
Computer Costs	4,202.51				4,202.51
Dues And Subscriptions	—
Employee Reimbursements - collections exp	—
Equipment Rental	22,913.29				22,913.29
Fixed Assets	—
Forms & Printing	—
Insurance	30,673.23				30,673.23
Meals & Entertainment	—
Miscellaneous	9,275.28				9,275.28
Office Expense	4,858.32				4,858.32
Postage	203.09				203.09
Prepaid Expenses	33,688.84				33,688.84
Prepaid Software ABS	—
Professional Fees-Ordinary Course	7,219.97				7,219.97
Rent	11,372.00				11,372.00
Repairs & Maintenance	111.96				111.96
Roadgard	—
Seminars & Meetings	949.85				949.85
Taxes & Licenses	390.37				390.37
Telephone	19,896.19				19,896.19
Temporary Agency Staff	4,845.51				4,845.51
Travel	2,718.63				2,718.63
Utilities	1,682.32				1,682.32
Interest to Finova	544,652.10				544,652.10
Payroll Paid TTG	72,582.16					72,582.16
Payroll Paid SMC	—
Restructuring Officer	60,000.00				60,000.00
Insurance Renewal	36,532.97				36,532.97
Credit Insurance Payments	—
Pre-Filing Prepays	—
Deposit to Lender	439,986.00				439,986.00
US Trustee	250.00				250.00
Bankruptcy Professionals	988,132.21				988,132.21
Other	29,335.16				29,335.16

Total Other Cash Disbursements	2,494,356.26	—	51.10	—	2,421,723.00	72,582.16	—

TOTAL ALL CASH DISBURSEMENTS	2,494,356.26	—	51.10	—	2,421,723.00	72,582.16	—

	50,053,227.37	149,991.66	49,089,401.69	624,012.49	190,841.24	(6,683.69)	5,663.98

Book Balance per bank rec.	50,053,227.37	149,991.66	49,089,401.69	624,012.49	190,841.24	(6,683.69)	5,663.98
	—						—

THE THAXTON GROUP	Case No. 03-13183
Cash Disbursements for The Thaxton Group, Inc.
Monthly Court Report for
FED ID#

	Operating	Payroll	Other	Total
Beginning Cash Position	47,182,770.22	—	—	47,182,770.22

		—	—	—
TICO Cash Collected	—	—	—	—
SM Cash Collected	—	—	—	—
TIG Cash Collected	—	—	—	—
TPF Cash Collected	—	—	—	—
TCL Cash Collected	—	—	—	—
Other Income Collected	194,630.97	—	—	194,630.97

SUBTOTAL	194,630.97	—	—	194,630.97

	—	—	—	—
CORRECTION OF BEGINNING BALANCES	—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	5,170,182.44	—	—	5,170,182.44
			—	—
	—	—	—	—

Total Cash receipts	5,364,813.41	—	—	5,364,813.41

Cash Disbursements - Loans
Loan Proceeds Checks	—	—	—	—
Expenses related to Loans	—	—	—	—

Subtotal - Loans	—	—	—	—

Cash Disbursements - Other
Advertising	732.00	—	—	732.00
Bank Charges	88,759.29	—	—	88,759.29
Claims Funding*	78,393.01	—	—	78,393.01
Company Auto	—	—	—	—
Computer Costs	4,202.51	—	—	4,202.51
Dues And Subscriptions	—	—	—	—
Employee Reimbursements - collections exp	—	—	—	—
Equipment Rental	22,913.29	—	—	22,913.29
Fixed Assets	—	—	—	—
Forms & Printing	—	—	—	—
Insurance	30,673.23	—	—	30,673.23
Meals & Entertainment	—	—	—	—
Miscellaneous	9,275.28	—	—	9,275.28
Office Expense	4,858.32	—	—	4,858.32
Postage	203.09	—	—	203.09
Prepaid Expenses	33,688.84	—	—	33,688.84
Prepaid Software ABS	—	—	—	—
Professional Fees-Ordinary Course	7,219.97	—	—	7,219.97
Rent	11,372.00	—	—	11,372.00
Repairs & Maintenance	111.96	—	—	111.96
Roadgard	—	—	—	—
Seminars & Meetings	949.85	—	—	949.85
Taxes & Licenses	390.37	—	—	390.37
Telephone	19,896.19	—	—	19,896.19
Temporary Agency Staff	4,845.51	—	—	4,845.51
Travel	2,718.63	—	—	2,718.63
Utilities	1,682.32	—	—	1,682.32
Interest to Finova	544,652.10	—	—	544,652.10
Payroll Paid TTG	—	72,582.16	—	72,582.16
Payroll Paid SMC	—	—	—	—
Restructuring Officer	60,000.00	—	—	60,000.00
Insurance Renewal	36,532.97	—	—	36,532.97
Credit Insurance Payments	—	—	—	—
Pre-Filing Prepays	—	—	—	—
Deposit to Lender	439,986.00	—	—	439,986.00
US Trustee	250.00	—	—	250.00
Bankruptcy Professionals	988,132.21	—	—	988,132.21
Other	29,335.16	—	—	29,335.16

Total Other Cash Disbursements	2,421,774.10	72,582.16	—	2,494,356.26

	—	—	—	—

TOTAL ALL CASH DISBURSEMENTS	2,421,774.10	72,582.16	—	2,494,356.26

	50,125,809.53	(72,582.16)	—	50,053,227.37

Book Balance per bank rec.

In re:	Case No.	03-13184
Thaxton Operating Company	Jointly Administered
SEE ATTACHED SCHEDULES	Reporting Period	June-04

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED “ columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cumulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month
Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)
Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs
Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Net Cash Flow
(Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements	—
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)
Total Disbursements for calculating US Trustee Quarterly Fees	$0.00

FORM MOR-1

THE THAXTON GROUP
Cash Disbursements for Thaxton Operating Company			Case #	03-13184	Case No.	01-10573
Monthly Court Report for		June-04
FED ID #	57-1083679

	Consolidated Totals							Operating	Payroll	Other	Total
Beginning Cash Position	—		—	—	—	—		—	—	—	—

	—			—	—				—	—	—
TICO Cash Collected	—							—	—	—	—
SM Cash Collected	—							—	—	—	—
TIG Cash Collected	—							—	—	—	—
TPF Cash Collected	—							—	—	—	—
TCL Cash Collected	—							—	—	—	—
Other Income Collected	—	HOLDING COMPANY - ALL ACTIVITY THROUGH SUBSIDIARIES						—	—	—	—

SUBTOTAL	—	—	—	—	—	—	—	—	—	—	—

GENERAL LEDGER DEPOSITS AND TRANSFERS	—							—	—	—	—
	—							—	—	—	—
	—							—	—	—	—
	—							—	—	—	—
	—							—	—	—	—
	—							—	—	—	—
	—							—	—	—	—

Total Cash Receipts and Transfers	—	—	—	—	—	—	—	—	—	—	—

Cash Disbursements - Loans
Loan Proceeds Checks
Expenses related to Loans

Subtotal - Loans	—	—	—	—	—	—		—	—	—	—

Cash Disbursements - Other
Advertising
Bank Charges								—	—	—	—
Claims Funding*	—
Company Auto	—							—	—	—	—
Computer Costs	—							—	—	—	—
Dues And Subscriptions	—							—	—	—	—
Employee Reimbursements - collections exp	—							—	—	—	—
Equipment Rental	—							—	—	—	—
Fixed Assets	—							—	—	—	—
Forms & Printing	—							—	—	—	—
Insurance	—							—	—	—	—
Meals & Entertainment	—							—	—	—	—
Miscellaneous	—							—	—	—	—
Office Expense	—							—	—	—	—
Postage	—							—	—	—	—
Prepaid Expenses	—							—	—	—	—
Prepaid Software ABS	—							—	—	—	—
Professional Fees-Ordinary Course	—							—	—	—	—
Rent	—							—	—	—	—
Repairs & Maintenance	—							—	—	—	—
Roadgard	—							—	—	—	—
Seminars & Meetings	—							—	—	—	—
Taxes & Licenses	—							—	—	—	—
Telephone	—							—	—	—	—
Temporary Agency Staff	—							—	—	—	—
Travel	—							—	—	—	—
Utilities	—							—	—	—	—
Interest to Finova	—							—	—	—	—
Payroll Paid TTG	—							—	—	—	—
Payroll Paid SMC	—							—	—	—	—
Restructuring Officer	—							—	—	—	—
Insurance Renewal	—							—	—	—	—
Voyager Payment	—							—	—	—	—
Pre-Filing Prepays	—							—	—	—	—
Deposit to Lender	—							—	—	—	—
US Trustee	—							—	—	—	—
Bankruptcy Professionals	—							—	—	—	—
	—							—	—	—	—

Total Other Cash Disbursements	—	—	—	—	—	—	—	—	—	—	—

								—	—	—	—

TOTAL ALL CASH DISBURSEMENTS	—	—	—	—	—	—	—	—	—	—	—

	—	—	—	—	—	—	—	—	—	—	—

Book Balance per bank rec.	—	—	—	—	—

In re:	Case No.	03-13186
TICO Premium Finance Company, Inc.	Jointly Administered
SEE ATTACHED SCHEDULES	Reporting Period	June-04

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED “ columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cumulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month
Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)
Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs
Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Net Cash Flow
(Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements	71,885.43
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)
Total Disbursements for calculating US Trustee Quarterly Fees	$71,885.43

FORM MOR-1

THE THAXTON GROUP
Cash Disbursements for TICO PREMIUM			03-13186	Case No.	03-13186
Monthly Court Report for		June-04
FED ID#	58-2358369

	Consolidated Totals	WACHOVIA DISBURSEMENT ACCOUNTS 2000014825664 2079900430589	WACHOVIA PAYROLL ACCOUNTS		Operating	Payroll	Other	Total
Beginning Cash Position	(7,950.23)	(7,950.23)			(7,950.23)	—	—	(7,950.23)

	—					—	—	—
TICO Cash Collected	—				—	—	—	—
SM Cash Collected	—				—	—	—	—
TIG Cash Collected	—				—	—	—	—
TPF Cash Collected	629,268.22	629,268.22			629,268.22	—	—	629,268.22
TCL Cash Collected	—				—	—	—	—
Other Income Collected	27,970.71	27,970.71			27,970.71	—	—	27,970.71

SUBTOTAL	657,238.93	657,238.93	—		657,238.93	—	—	657,238.93

	—				—	—	—	—
	—				—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	(590,310.39)	(596,138.43)	5,828.04		(596,138.43)	5,828.04	—	(590,310.39)
	—				—	—	—	—
	—				—	—	—	—
	—				—	—	—	—
	—				—	—	—	—

Total Cash Receipts and Transfers	66,928.54	61,100.50	5,828.04		61,100.50	5,828.04	—	66,928.54

Cash Disbursements - Loans
Loan Proceeds Checks	(9,093.44)	(9,093.44)			(9,093.44)	—	—	(9,093.44)
Expenses related to Loans	72,956.94	72,956.94			72,956.94	—	—	72,956.94

Subtotal - Loans	63,863.50	63,863.50	—		63,863.50			63,863.50

Cash Disbursements - Other
Advertising		—
Bank Charges	—	—			—	—	—	—
Claims Funding*	—	—
Company Auto	—	—			—	—	—	—
Computer Costs	1,537.14	1,537.14			1,537.14	—	—	1,537.14
Dues And Subscriptions	—	—			—	—	—	—
Employee Reimbursements - collections exp	—	—			—	—	—	—
Equipment Rental	85.00	85.00			85.00	—	—	85.00
Fixed Assets	—	—			—	—	—	—
Forms & Printing	—	—			—	—	—	—
Insurance	—	—			—	—	—	—
Meals & Entertainment	—	—			—	—	—	—
Miscellaneous	—	—			—	—	—	—
Office Expense	163.91	163.91			163.91	—	—	163.91
Postage	—	—			—	—	—	—
Prepaid Expenses	—	—			—	—	—	—
Prepaid Software ABS	—	—			—	—	—	—
Professional Fees-Ordinary Course	—	—			—	—	—	—
Rent	39.00	39.00			39.00	—	—	39.00
Repairs & Maintenance	—	—			—	—	—	—
Roadgard	—	—			—	—	—	—
Seminars & Meetings	—	—			—	—	—	—
Taxes & Licenses	—	—			—	—	—	—
Telephone	368.84	368.84			368.84	—	—	368.84
Temporary Agency Staff	—	—			—	—	—	—
Travel	—	—			—	—	—	—
Utilities	—	—			—	—	—	—
Interest to Finova	—				—	—	—	—
Payroll Paid TTG	5,828.04		5,828.04		—	5,828.04	—	5,828.04
Payroll Paid SMC	—				—	—	—	—
Restructuring Officer	—				—	—	—	—
Insurance Renewal	—				—	—	—	—
Voyager Payment	—				—	—	—	—
Pre-Filing Prepays	—				—	—	—	—
Deposit to Lender	—				—	—	—	—
US Trustee	—				—	—	—	—
Bankruptcy Professionals	—				—	—	—	—
Other	—				—	—	—	—

Total Other Cash Disbursements	8,021.93	2,193.89	5,828.04	—	2,193.89	5,828.04	—	8,021.93

					—	—	—	—

TOTAL ALL CASH DISBURSEMENTS	71,885.43	66,057.39	5,828.04		66,057.39	5,828.04	—	71,885.43

	(12,907.12)	(12,907.12)	—		(12,907.12)	—	—	(12,907.12)

Book Balance per bank rec.	(12,907.12)	(12,907.12)

In re:	Case No.	03-13185
EAGLE Premium Finance Company, Inc.	Jointly Administered
SEE ATTACHED SCHEDULES	Reporting Period	June-04

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cumulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month
Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)
Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs
Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Net Cash Flow
(Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements	—
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)
Total Disbursements for calculating US Trustee Quarterly Fees	$0.00

FORM MOR-1

THE THAXTON GROUP
Cash Disbursements for EAGLE			03-13185	Case No.	03-13185
Monthly Court Report for		June-04
FED ID#	54-0925005

	Consolidated Totals	WACHOVIA DEPOSITORY ACCOUNTS	WACHOVIA DISBURSEMENT ACCOUNTS	WACHOVIA PAYROLL ACCOUNTS		Operating	Payroll	Other	Total
Beginning Cash Position	—		—	—		—	—	—	—

	—						—	—	—
TICO Cash Collected	—					—	—	—	—
SM Cash Collected	—					—	—	—	—
TIG Cash Collected	—					—	—	—	—
TPF Cash Collected	—					—	—	—	—
TCL Cash Collected	—					—	—	—	—
Other Income Collected	—					—	—	—	—

SUBTOTAL	—	—	—	—	—	—	—	—	—

	—					—	—	—	—
	—					—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	All transaction in this subsidiary are included in TICO PREMIUM					—	—	—	—
	—					—	—	—	—
	—					—	—	—	—
	—					—	—	—	—
	—					—	—	—	—

Total Cash Receipts and Transfers	—	—	—	—	—	—	—	—	—

Cash Disbursements - Loans
Loan Proceeds Checks
Expenses related to Loans
Subtotal - Loans	—	—	—	—		—	—	—	—

Cash Disbursements - Other
Advertising
Bank Charges	—					—	—	—	—
Claims Funding*	—
Company Auto	—					—	—	—	—
Computer Costs	—					—	—	—	—
Dues And Subscriptions	—					—	—	—	—
Employee Reimbursements - collections exp	—					—	—	—	—
Equipment Rental	—					—	—	—	—
Fixed Assets	—					—	—	—	—
Forms & Printing	—					—	—	—	—
Insurance	—					—	—	—	—
Meals & Entertainment	—					—	—	—	—
Miscellaneous	—					—	—	—	—
Office Expense	—					—	—	—	—
Postage	—					—	—	—	—
Prepaid Expenses	—					—	—	—	—
Prepaid Software ABS	—					—	—	—	—
Professional Fees-Ordinary Course	—					—	—	—	—
Rent	—					—	—	—	—
Repairs & Maintenance	—					—	—	—	—
Roadgard	—					—	—	—	—
Seminars & Meetings	—					—	—	—	—
Taxes & Licenses	—					—	—	—	—
Telephone	—					—	—	—	—
Temporary Agency Staff	—					—	—	—	—
Travel	—					—	—	—	—
Utilities	—					—	—	—	—
Interest to Finova	—					—	—	—	—
Payroll Paid TTG	—					—	—	—	—
Payroll Paid SMC	—					—	—	—	—
Restructuring Officer	—					—	—	—	—
Insurance Renewal	—					—	—	—	—
Voyager Payment	—					—	—	—	—
Pre-Filing Prepays	—					—	—	—	—
Deposit to Lender	—					—	—	—	—
US Trustee	—					—	—	—	—
Bankruptcy Professionals	—					—	—	—	—
	—					—	—	—	—

Total Other Cash Disbursements	—	—	—	—	—	—	—	—	—

						—	—	—	—

TOTAL ALL CASH DISBURSEMENTS	—	—	—	—	—	—	—	—	—

	—	—	—	—	—	—	—	—	—

Book Balance per bank rec.	—	—	—

In re:	Case No.	03-13187
Thaxton Insurance Group, Inc.	Jointly Administered
SEE ATTACHED SCHEDULES	Reporting Period	June-04

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cumulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month
Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)
Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs
Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Net Cash Flow
(Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements	754,295.98
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)
Total Disbursements for calculating US Trustee Quarterly Fees	$754,295.98

FORM MOR-1

THE THAXTON GROUP
Cash Disbursements for Thaxton Insurance Group		Case #	03-13187	Case No.	03-13187
Monthly Court Report for	June-04
FED ID#	57-0926039	First Palmetto 56-564807-6

	Consolidated Totals	SCBT of Piedmont 30020101 Closed/Open	Spratt Savings & Loan 70726	WACHOVIA DISBURSEMENT ACCOUNTS	WACHOVIA PAYROLL ACCOUNTS		Operating	Payroll	Other	Total
Beginning Cash Position	(92,741.23)	3,870.63	4,192.28	(100,804.14)	—		(92,741.23)	—	—	(92,741.23)

	—							—	—	—
TICO Cash Collected	—						—	—	—	—
SM Cash Collected	—						—	—	—	—
TIG Cash Collected	842,142.60	63,806.62	54,078.57	724,257.41			778,335.98	63,806.62	—	842,142.60
TPF Cash Collected	—						—	—	—	—
TCL Cash Collected	—						—	—	—	—
Other Income Collected	—						—	—	—	—

SUBTOTAL	842,142.60	63,806.62	54,078.57	724,257.41	—	—	778,335.98	63,806.62	—	842,142.60

	—						—	—	—	—
	—						—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	(94,259.96)	(64,149.47)	(55,446.37)	(148,081.31)	173,417.19		(267,677.15)	173,417.19	—	(94,259.96)
	—						—	—	—	—
	—						—	—	—	—
	—						—	—	—	—
	—						—	—	—	—

Total Cash Receipts and Transfers	747,882.64	(342.85)	(1,367.80)	576,176.10	173,417.19	—	574,465.45	173,417.19	—	747,882.64

Cash Disbursements - Loans
Loan Proceeds Checks	—
Expenses related to Loans/TIG	520,487.79			520,487.79			520,487.79			520,487.79

Subtotal - Loans	520,487.79	—	—	520,487.79	—		520,487.79	—	—	520,487.79

Cash Disbursements - Other
Advertising	—			—			—			—
Bank Charges	5.00		5.00	—			5.00	—	—	5.00
Claims Funding*	—			—			—			—
Company Auto	658.81			658.81			658.81	—	—	658.81
Computer Costs	3,533.55			3,533.55			3,533.55	—	—	3,533.55
Dues And Subscriptions	237.00			237.00			237.00	—	—	237.00
Employee Reimbursements - collections exp	1,931.45			1,931.45			1,931.45	—	—	1,931.45
Equipment Rental	1,737.43			1,737.43			1,737.43	—	—	1,737.43
Fixed Assets	—			—			—	—	—	—
Forms & Printing	510.10			510.10			510.10	—	—	510.10
Insurance	—			—			—	—	—	—
Meals & Entertainment	—			—			—	—	—	—
Miscellaneous	—			—			—	—	—	—
Office Expense	—			—			—	—	—	—
Postage	6,093.01			6,093.01			6,093.01	—	—	6,093.01
Prepaid Expenses	4,031.31			4,031.31			4,031.31	—	—	4,031.31
Prepaid Software ABS	—						—	—	—	—
Professional Fees-Ordinary Course	—			—			—	—	—	—
Rent	18,175.49			18,175.49			18,175.49	—	—	18,175.49
Repairs & Maintenance	2,011.03			2,011.03			2,011.03	—	—	2,011.03
Roadgard	—			—			—	—	—	—
Seminars & Meetings	—			—			—	—	—	—
Taxes & Licenses	885.95			885.95			885.95	—	—	885.95
Telephone	9,625.78			9,625.78			9,625.78	—	—	9,625.78
Temporary Agency Staff	7,087.50			7,087.50			7,087.50	—	—	7,087.50
Travel	—			—			—	—	—	—
Utilities	3,867.59			3,867.59			3,867.59	—	—	3,867.59
Interest to Finova	—			—			—	—	—	—
Payroll Paid TTG	173,417.19				173,417.19		—	173,417.19	—	173,417.19
Payroll Paid SMC	—						—	—	—	—
Restructuring Officer	—						—	—	—	—
Insurance Renewal	—						—	—	—	—
Voyager Payment	—						—	—	—	—
Pre-Filing Prepays	—						—	—	—	—
Deposit to Lender	—						—	—	—	—
US Trustee	—						—	—	—	—
Bankruptcy Professionals	—						—	—	—	—
Other	—						—	—	—	—

Total Other Cash Disbursements	233,808.19	—	5.00	60,386.00	173,417.19		60,391.00	173,417.19	—	233,808.19

							—	—	—	—

TOTAL ALL CASH DISBURSEMENTS	754,295.98	—	5.00	580,873.79	173,417.19		580,878.79	173,417.19	—	754,295.98

	(99,154.57)	3,527.78	2,819.48	(105,501.83)	—		(99,154.57)	—	—	(99,154.57)

Book Balance per bank rec.	(99,154.57)	3,527.78	2,819.48	(105,501.83)	—

In re:	Case No.	03-13188
Thaxton Commercial Lending, Inc.	Jointly Administered
SEE ATTACHED SCHEDULES	Reporting Period	June-04

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cumulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month
Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)
Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs
Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Net Cash Flow
(Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements	445,266.25
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)
Total Disbursements for calculating US Trustee Quarterly Fees	$445,266.25

FORM MOR-1

THE THAXTON GROUP
Cash Disbursements for Thaxton Commercial Lending		Case # 03-13188	Case No. 03-13188
Monthly Court Report for	June-04
FED ID#	57-1067973

	Consolidated Totals	WACHOVIA DISBURSEMENT ACCOUNTS 2000014825635 2079900430576	WACHOVIA PAYROLL ACCOUNTS	Operating	Payroll	Other	Total
Beginning Cash Position	—	—		—	—	—	—

	—				—	—	—
TICO Cash Collected	—			—	—	—	—
SM Cash Collected	—			—	—	—	—
TIG Cash Collected	—			—	—	—	—
TPF Cash Collected	—			—	—	—	—
TCL Cash Collected	601,935.42	601,935.42		601,935.42	—	—	601,935.42
Other Income Collected	—			—	—	—	—

SUBTOTAL	601,935.42	601,935.42	—	601,935.42	—	—	601,935.42

	—			—	—	—	—
	—			—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	(156,669.17)	(171,659.34)	14,990.17	(171,659.34)	14,990.17	—	(156,669.17)
	—			—	—	—	—
	—			—	—	—	—
	—			—	—	—	—
	—			—	—	—	—

Total Cash Receipts and Transfers	445,266.25	430,276.08	14,990.17	430,276.08	14,990.17	—	445,266.25

Cash Disbursements - Loans
Loan Proceeds Checks	427,337.29	427,337.29		427,337.29			427,337.29
Expenses related to Loans	—			—			—

Subtotal - Loans	427,337.29	427,337.29	—	427,337.29			427,337.29

Cash Disbursements - Other	—						—
Advertising	—	—		—			—
Bank Charges	—	—		—	—	—	—
Claims Funding*	—	—					—
Company Auto	267.91	267.91		267.91	—	—	267.91
Computer Costs	23.90	23.90		23.90	—	—	23.90
Dues And Subscriptions	—	—		—	—	—	—
Employee Reimbursements - collections exp	—	—		—	—	—	—
Equipment Rental	—	—		—	—	—	—
Fixed Assets	—	—		—	—	—	—
Forms & Printing	—	—		—	—	—	—
Insurance	—	—		—	—	—	—
Meals & Entertainment	18.17	18.17		18.17	—	—	18.17
Miscellaneous	—	—		—	—	—	—
Office Expense	470.87	470.87		470.87	—	—	470.87
Postage	6.71	6.71		6.71	—	—	6.71
Prepaid Expenses	—	—		—	—	—	—
Prepaid Software ABS	—	—		—	—	—	—
Professional Fees-Ordinary Course	97.22	97.22		97.22	—	—	97.22
Rent	878.00	878.00		878.00	—	—	878.00
Repairs & Maintenance	—	—		—	—	—	—
Roadgard	—	—		—	—	—	—
Seminars & Meetings	—	—		—	—	—	—
Taxes & Licenses	670.00	670.00		670.00	—	—	670.00
Telephone	506.01	506.01		506.01	—	—	506.01
Temporary Agency Staff	—	—		—	—	—	—
Travel	—	—		—	—	—	—
Utilities	—	—		—	—	—	—
Interest to Finova	—			—	—	—	—
Payroll Paid TTG	14,990.17		14,990.17	—	14,990.17	—	14,990.17
Payroll Paid SMC	—			—	—	—	—
Restructuring Officer	—			—	—	—	—
Insurance Renewal	—			—	—	—	—
Voyager Payment	—			—	—	—	—
Pre-Filing Prepays	—			—	—	—	—
Deposit to Lender	—			—	—	—	—
US Trustee	—			—	—	—	—
Bankruptcy Professionals	—			—	—	—	—
	—			—	—	—	—

Total Other Cash Disbursements	17,928.96	2,938.79	14,990.17	2,938.79	14,990.17	—	17,928.96

				—	—	—	—

TOTAL ALL CASH DISBURSEMENTS	445,266.25	430,276.08	14,990.17	430,276.08	14,990.17	—	445,266.25

	—	—	—	—	—	—	—

Book Balance per bank rec.	(0.00)	(0.00)

In re:	Case No.	03-13189
Paragon, Inc.	Jointly Administered
SEE ATTACHED SCHEDULES	Reporting Period	June-04

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cumulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month
Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)
Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs
Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Net Cash Flow
(Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements	—
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)
Total Disbursements for calculating US Trustee Quarterly Fees	$0.00

FORM MOR-1

THE THAXTON GROUP
Cash Disbursements for Paragon, Inc. - Inactive Company		Case #	03-13189	Case No.	03-13189
Monthly Court Report for	June-04
FED ID#	56-2057616

	Consolidated Totals		Wachovia 2003233012187	Operating	Payroll	Other	Total
Beginning Cash Position	5,663.98	—	5,663.98	5,663.98		—	5,663.98

	—	—	—		—	—	—
TICO Cash Collected	—			—	—	—	—
SM Cash Collected	—			—	—	—	—
TIG Cash Collected	—			—	—	—	—
TPF Cash Collected	—			—	—	—	—
TCL Cash Collected	—			—	—	—	—
Other Income Collected	—			—	—	—	—

SUBTOTAL	—	—	—	—	—	—	—

	—			—	—	—	—
	—			—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	—			—	—	—	—
	—			—	—	—	—
	—			—	—	—	—
	—			—	—	—	—
	—			—	—	—	—

Total Cash Receipts and Transfers	—	—	—	—	—	—	—

Cash Disbursements - Loans
Loan Proceeds Checks
Expenses related to Loans

Subtotal - Loans	—	—	—	—	—	—	—

Cash Disbursements - Other
Advertising
Bank Charges	—			—		—	—
Claims Funding*	—
Company Auto	—			—	—	—	—
Computer Costs	—			—	—	—	—
Dues And Subscriptions	—			—	—	—	—
Employee Reimbursements - collections exp	—			—	—	—	—
Equipment Rental	—			—	—	—	—
Fixed Assets	—			—	—	—	—
Forms & Printing	—			—	—	—	—
Insurance	—			—	—	—	—
Meals & Entertainment	—			—	—	—	—
Miscellaneous	—			—	—	—	—
Office Expense	—			—	—	—	—
Postage	—			—	—	—	—
Prepaid Expenses	—			—	—	—	—
Prepaid Software ABS	—			—	—	—	—
Professional Fees-Ordinary Course	—			—	—	—	—
Rent	—			—	—	—	—
Repairs & Maintenance	—			—	—	—	—
Roadgard	—			—	—	—	—
Seminars & Meetings	—			—	—	—	—
Taxes & Licenses	—			—	—	—	—
Telephone	—			—	—	—	—
Temporary Agency Staff	—			—	—	—	—
Travel	—			—	—	—	—
Utilities	—			—	—	—	—
Interest to Finova	—			—	—	—	—
Payroll Paid TTG	—			—	—	—	—
Payroll Paid SMC	—			—	—	—	—
Restructuring Officer	—			—	—	—	—
Insurance Renewal	—			—	—	—	—
Voyager Payment	—			—	—	—	—
Pre-Filing Prepays	—			—	—	—	—
Deposit to Lender	—			—	—	—	—
US Trustee	—			—	—	—	—
Bankruptcy Professionals	—			—	—	—	—
	—			—	—	—	—

Total Other Cash Disbursements	—	—	—	—	—	—	—

				—	—	—	—

TOTAL ALL CASH DISBURSEMENTS	—	—	—	—	—	—	—

	5,663.98	—	5,663.98	5,663.98	—	—	5,663.98

Book Balance per bank rec.	5,663.98	—	5,663.98

THE THAXTON GROUP
SUMMARY TICO CREDIT CORP
Monthly Court Report for	June-04
FED ID#

	Consolidated Totals	TICO-AL 03-13196	TICO-GA 03-13199	TICO-DE 03-13182	TICO-MS 03-13201	TICO-NC 03-13193	TICO-OH 03-13200	MODERN RECOVERY 03-13190	TICO-SC 03-13191	TICO-TN 03-13203	TICO-HQ 03-13195
Beginning Cash Position	775,035.13	67,152.93	—	252,335.99	—	—	275,527.70	—	—	58,978.93	121,039.58

	—	—	—	—	—	—	—	—	—	—	—
TICO Cash Collected	4,600,560.85	148,950.53	156,279.28	671,836.10	2,535.87	368,286.94	942,668.18	—	2,137,494.70	172,509.25	—
SM Cash Collected	—	—	—	—	—	—	—	—	—	—	—
TIG Cash Collected	—	—	—	—	—	—	—	—	—	—	—
TPF Cash Collected	—	—	—	—	—	—	—	—	—	—	—
TCL Cash Collected	—	—	—	—	—	—	—	—	—	—	—
Other Income Collected	251,865.24	7,177.31	6,284.85	38,900.54	28,319.20	8,551.68	36,848.70	—	113,360.31	12,422.65	—

SUBTOTAL	4,852,426.09	156,127.84	162,564.13	710,736.64	30,855.07	376,838.62	979,516.88	—	2,250,855.01	184,931.90	—

	—	—	—	—	—	—	—	—	—	—	—
	—	—	—	—	—	—	—	—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	(4,096,079.09)	(90,444.72)	(100,018.87)	(436,952.64)	(38,380.65)	(231,170.36)	(1,030,558.79)	23,863.35	(1,636,301.70)	(111,536.46)	(444,578.25)
	—	—	—	—	—	—	—	—	—	—	—
Funds Received From Sale of Tico Mississippi - sent directly to Finova	—	—	—	—	—	—	—	—	—	—	—
Holdback, Deposits and Escrows	—	—	—	—	—	—	—	—	—	—	—
	—	—	—	—	—	—	—	—	—	—	—

Total Cash Receipts and Transfers	756,347.00	65,683.12	62,545.26	273,784.00	(7,525.58)	145,668.26	(51,041.91)	23,863.35	614,553.31	73,395.44	(444,578.25)

		—	—	—	—	—	—	—	—	—	—
		—	—	—	—	—	—	—	—	—	—
Cash Disbursements - Loans		—	—	—	—	—	—	—	—	—	—
Loan Proceeds Checks	619,707.93	42,001.29	27,432.67	195,560.47	—	105,312.83	—	—	207,085.25	42,315.42	—
Expenses related to Loans	(384,725.82)	(1.47)	1,961.91	19,288.52	(15,022.18)	6,809.29	(727.51)	—	90,328.64	2,089.94	(489,452.96)

Subtotal - Loans	234,982.11	41,999.82	29,394.58	214,848.99	(15,022.18)	112,122.12	(727.51)	—	297,413.89	44,405.36	(489,452.96)

		—	—	—	—	—	—	—	—	—	—
	—	—	—	—	—	—	—	—	—	—	—
Cash Disbursements - Other	—	—	—	—	—	—	—	—	—	—	—
Advertising	1,012.64	29.95	—	—	70.69	—	—	—	—	912.00	—
Bank Charges	5,334.72	113.50	—	1,470.56	—	—	2,786.80	—	415.60	533.26	15.00
Claims Funding*	—	—	—	—	—	—	—	—	—	—	—
Company Auto	3,761.30	—	—	—	355.31	—	—	—	282.82	—	3,123.17
Computer Costs	3,795.29	—	—	306.00	—	255.99	2,370.76	—	862.54	—	—
Dues And Subscriptions	17.50	—	—	17.50	—	—	—	—	—	—	—
Employee Reimbursements - collections exp	48,462.77	1,363.28	364.58	8,002.22	3,011.06	1,231.01	20,969.17	—	11,356.01	2,144.44	21.00
Equipment Rental	9,483.40	—	—	1,450.08	3,774.96	(2.16)	2,586.38	—	1,199.58	307.54	167.02
Fixed Assets	—	—	—	—	—	—	—	—	—	—	—
Forms & Printing	2,157.51	—	46.67	500.00	—	102.20	—	—	662.62	111.14	734.88
Insurance	—	—	—	—	—	—	—	—	—	—	—
Meals & Entertainment	2,784.66	—	—	—	—	—	—	—	—	—	2,784.66
Miscellaneous	3,979.80	25.00	—	1,586.97	735.27	143.39	35.80	—	1,308.12	125.25	20.00
Office Expense	21,497.02	761.94	528.80	6,278.13	32.34	1,447.39	1,172.14	—	9,419.11	1,094.61	762.56
Postage	14,374.88	729.31	776.10	2,661.01	6.31	172.74	1,561.27	—	2,322.12	376.82	5,769.20
Prepaid Expenses	2,500.00	—	—	—	500.00	—	2,000.00	—	—	—	—
Prepaid Software ABS	4,358.21	236.66	236.66	1,064.97	—	236.66	—	—	2,011.61	354.99	216.66
Professional Fees-Ordinary Course	357.50	—	32.50	—	—	—	325.00	—	—	—	—
Rent	41,325.84	1,050.00	4,306.67	—	—	3,386.09	981.32	—	27,995.76	—	3,606.00
Repairs & Maintenance	497.12	—	—	87.50	—	—	122.73	—	184.00	102.89	—
Roadgard	—	—	—	—	—	—	—	—	—	—	—
Seminars & Meetings	—	—	—	—	—	—	—	—	—	—	—
Taxes & Licenses	3,735.99	—	93.05	1,365.00	—	600.00	—	—	1,677.94	—	—
Telephone	38,809.84	1,010.39	2,240.76	4,358.66	(822.47)	1,182.21	6,284.13	—	16,790.92	2,176.36	5,588.88
Temporary Agency Staff	9,801.53	—	1,113.00	—	—	1,586.50	388.03	—	6,714.00	—	—
Travel	6,830.87	—	—	—	—	—	179.49	—	227.54	54.56	6,369.28
Utilities	14,826.93	1,010.12	1,084.20	2,577.82	(292.44)	597.41	883.87	—	7,244.38	871.25	850.32
Interest to Finova	—	—	—	—	—	—	—	—	—	—	—
Payroll Paid TTG	462,603.42	12,871.10	18,536.23	—	125.57	19,082.63	77,490.90	23,863.35	197,172.00	21,193.39	92,268.25
Payroll Paid SMC	—	—	—	—	—	—	—	—	—	—	—
Restructuring Officer	—	—	—	—	—	—	—	—	—	—	—
Insurance Renewal	—	—	—	—	—	—	—	—	—	—	—
Credit Insurance Payments	72,878.84	6,685.96	3,791.46	27,325.35	—	3,524.08	—	—	29,292.75	2,423.31	(164.07)
Pre-Filing Prepays	—	—	—	—	—	—	—	—	—	—	—
Proceeds to Lender	—	—	—	—	—	—	—	—	—	—	—
US Trustee	—	—	—	—	—	—	—	—	—	—	—
Bankruptcy Professionals	—	—	—	—	—	—	—	—	—	—	—
Other - payment to Investment Banker	—	—	—	—	—	—	—	—	—	—	—

Total Other Cash Disbursements	775,187.58	25,887.21	33,150.68	59,051.77	7,496.60	33,546.14	120,137.79	23,863.35	317,139.42	32,781.81	122,132.81

TOTAL ALL CASH DISBURSEMENTS	1,010,169.69	67,887.03	62,545.26	273,900.76	(7,525.58)	145,668.26	119,410.28	23,863.35	614,553.31	77,187.17	(367,320.15)

			—	—	—	—	—	—	—	—	—

	521,212.44	64,949.02	—	252,219.23	—	—	105,075.51	—	—	55,187.20	43,781.48

			—	—	—	—	—	—	—	—	—
Book Balance per bank rec.	521,212.44	64,949.02	—	252,219.23	—	—	105,075.51	0.00	—	55,187.20	43,781.48

THE THAXTON GROUP
SUMMARY TICO CREDIT CORP
Monthly Court Report for	Case No.
FED ID#

	Operating	Payroll	Other	Total
Beginning Cash Position	775,035.13	—	—	775,035.13

		—	—	—
TICO Cash Collected	4,600,560.85	—	—	4,600,560.85
SM Cash Collected	—	—	—	—
TIG Cash Collected	—	—	—	—
TPF Cash Collected	—	—	—	—
TCL Cash Collected	—	—	—	—
Other Income Collected	251,865.24	—	—	251,865.24

SUBTOTAL	4,852,426.09	—	—	4,852,426.09

	—	—	—	—
	—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	(4,558,682.51)	462,603.42	—	(4,096,079.09)
	—	—	—	—
Funds Received From Sale of Tico Mississippi - sent directly to Finova	—	—	—	—
Holdback, Deposits and Escrows	—	—	—	—
	—	—	—	—

Total Cash Receipts and Transfers	293,743.58	462,603.42	—	756,347.00

	—
	—
Cash Disbursements - Loans	—
Loan Proceeds Checks	619,707.93			619,707.93
Expenses related to Loans	(384,725.82)			(384,725.82)

Subtotal - Loans	234,982.11			234,982.11

	—			—
	—			—
Cash Disbursements - Other	—			—
Advertising	1,012.64			1,012.64
Bank Charges	5,334.72	—	—	5,334.72
Claims Funding*	—			—
Company Auto	3,761.30	—	—	3,761.30
Computer Costs	3,795.29	—	—	3,795.29
Dues And Subscriptions	17.50	—	—	17.50
Employee Reimbursements - collections exp	48,462.77	—	—	48,462.77
Equipment Rental	9,483.40	—	—	9,483.40
Fixed Assets	—	—	—	—
Forms & Printing	2,157.51	—	—	2,157.51
Insurance	—	—	—	—
Meals & Entertainment	2,784.66	—	—	2,784.66
Miscellaneous	3,979.80	—	—	3,979.80
Office Expense	21,497.02	—	—	21,497.02
Postage	14,374.88	—	—	14,374.88
Prepaid Expenses	2,500.00	—	—	2,500.00
Prepaid Software ABS	4,358.21	—	—	4,358.21
Professional Fees-Ordinary Course	357.50	—	—	357.50
Rent	41,325.84	—	—	41,325.84
Repairs & Maintenance	497.12	—	—	497.12
Roadgard	—	—	—	—
Seminars & Meetings	—	—	—	—
Taxes & Licenses	3,735.99	—	—	3,735.99
Telephone	38,809.84	—	—	38,809.84
Temporary Agency Staff	9,801.53	—	—	9,801.53
Travel	6,830.87	—	—	6,830.87
Utilities	14,826.93	—	—	14,826.93
Interest to Finova	—	—	—	—
Payroll Paid TTG	—	462,603.42	—	462,603.42
Payroll Paid SMC	—	—	—	—
Restructuring Officer	—	—	—	—
Insurance Renewal	—	—	—	—
Credit Insurance Payments	72,878.84	—	—	72,878.84
Pre-Filing Prepays	—	—	—	—
Proceeds to Lender	—	—	—	—
US Trustee	—	—	—	—
Bankruptcy Professionals	—	—	—	—
Other - payment to Investment Banker	—	—	—	—

Total Other Cash Disbursements	312,584.16	462,603.42	—	775,187.58

	—	—	—	—

TOTAL ALL CASH DISBURSEMENTS	547,566.27	462,603.42	—	1,010,169.69

	521,212.44	—	—	521,212.44

Book Balance per bank rec.

THE THAXTON GROUP
SUMMARY TICO CREDIT CORP - DISBURSEMENT ACCOUNTS		WACHOVIA	#2000014825101	WACHOVIA	#2000014826087	Case No.
Monthly Court Report for	June-04
FED ID#

	Consolidated Totals	TICO-AL	TICO-GA	TICO-DE	TICO-MS	TICO-NC	TICO-OH	TICO-SC	TICO-TN	TICO-HQ	Operating	Payroll	Other	Total
Beginning Cash Position	121,039.58	—	—							121,039.58	121,039.58	—	—	121,039.58

	—	—	—	—	—	—	—	—	—	—		—	—	—
TICO Cash Collected	—										—	—	—	—
SM Cash Collected	—	—		—			—	—		—	—	—	—	—
TIG Cash Collected	—	—		—			—	—		—	—	—	—	—
TPF Cash Collected	—	—		—			—	—		—	—	—	—	—
TCL Cash Collected	—	—		—			—	—		—	—	—	—	—
Other Income Collected	—									—	—	—	—	—

SUBTOTAL	—	—	—	—	—	—	—	—	—	—

	—	—	—	—	—	—	—	—	—	—	—	—	—	—
	—										—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	470,029.54	55,003.93	44,009.03	273,900.76	(7,651.15)	126,585.63	41,919.38	417,381.31	55,727.15	(536,846.50)	470,029.54	—	—	470,029.54
Outstanding Checks	—	—	—	—	—	—	—	—	—		—	—	—	—
WACHOVIA #2000014825101	—	—	—	—	—	—	—	—	—		—	—	—	—
WACHOVIA #101000020906	—	—	—	—	—	—	—	—	—		—	—	—	—
	—	—	—	—	—	—	—	—	—	—	—	—	—	—

Total Cash Receipts and Transfers	470,029.54	55,003.93	44,009.03	273,900.76	(7,651.15)	126,585.63	41,919.38	417,381.31	55,727.15	(536,846.50)	470,029.54	—	—	470,029.54

		—	—	—	—	—	—	—	—	—	—
Cash Disbursements - Loans		—	—	—	—	—	—	—	—	—	—
		—	—	—	—	—	—	—	—	—	—
Loan Proceeds Checks	619,707.93	42,001.29	27,432.67	195,560.47		105,312.83		207,085.25	42,315.42		619,707.93			619,707.93
Expenses related to Loans	(384,725.82)	(1.47)	1,961.91	19,288.52	(15,022.18)	6,809.29	(727.51)	90,328.64	2,089.94	(489,452.96)	(384,725.82)			(384,725.82)

Subtotal - Loans	234,982.11	41,999.82	29,394.58	214,848.99	(15,022.18)	112,122.12	(727.51)	297,413.89	44,405.36	(489,452.96)	234,982.11			234,982.11

		—	—	—	—	—	—	—	—	—	—			—
		—	—	—	—	—	—	—	—	—	—			—
Cash Disbursements - Other			—	—	—	—	—	—	—	—	—			—
Advertising	1,012.64	29.95			70.69				912.00		1,012.64			1,012.64
Bank Charges	5,056.09	101.50		1,470.56			2,786.80	415.60	266.63	15.00	5,056.09	—	—	5,056.09
Claims Funding*	—										—			—
Company Auto	3,761.30				355.31			282.82		3,123.17	3,761.30	—	—	3,761.30
Computer Costs	3,795.29			306.00		255.99	2,370.76	862.54			3,795.29	—	—	3,795.29
Dues And Subscriptions	17.50			17.50							17.50	—	—	17.50
Employee Reimbursements - collections exp	48,462.77	1,363.28	364.58	8,002.22	3,011.06	1,231.01	20,969.17	11,356.01	2,144.44	21.00	48,462.77	—	—	48,462.77
Equipment Rental	9,483.40			1,450.08	3,774.96	(2.16)	2,586.38	1,199.58	307.54	167.02	9,483.40	—	—	9,483.40
Fixed Assets	—										—	—	—	—
Forms & Printing	2,157.51		46.67	500.00		102.20		662.62	111.14	734.88	2,157.51	—	—	2,157.51
Insurance	—										—	—	—	—
Meals & Entertainment	2,784.66									2,784.66	2,784.66	—	—	2,784.66
Miscellaneous	3,979.80	25.00		1,586.97	735.27	143.39	35.80	1,308.12	125.25	20.00	3,979.80	—	—	3,979.80
Office Expense	21,497.02	761.94	528.80	6,278.13	32.34	1,447.39	1,172.14	9,419.11	1,094.61	762.56	21,497.02	—	—	21,497.02
Postage	14,374.88	729.31	776.10	2,661.01	6.31	172.74	1,561.27	2,322.12	376.82	5,769.20	14,374.88	—	—	14,374.88
Prepaid Expenses	2,500.00				500.00		2,000.00				2,500.00	—	—	2,500.00
Prepaid Software ABS	4,358.21	236.66	236.66	1,064.97		236.66		2,011.61	354.99	216.66	4,358.21	—	—	4,358.21
Professional Fees-Ordinary Course	357.50		32.50				325.00				357.50	—	—	357.50
Rent	41,325.84	1,050.00	4,306.67			3,386.09	981.32	27,995.76		3,606.00	41,325.84	—	—	41,325.84
Repairs & Maintenance	497.12			87.50			122.73	184.00	102.89		497.12	—	—	497.12
Roadgard	—										—	—	—	—
Seminars & Meetings	—										—	—	—	—
Taxes & Licenses	3,735.99		93.05	1,365.00		600.00		1,677.94			3,735.99	—	—	3,735.99
Telephone	38,809.84	1,010.39	2,240.76	4,358.66	(822.47)	1,182.21	6,284.13	16,790.92	2,176.36	5,588.88	38,809.84	—	—	38,809.84
Temporary Agency Staff	9,801.53		1,113.00			1,586.50	388.03	6,714.00			9,801.53	—	—	9,801.53
Travel	6,830.87						179.49	227.54	54.56	6,369.28	6,830.87	—	—	6,830.87
Utilities	14,826.93	1,010.12	1,084.20	2,577.82	(292.44)	597.41	883.87	7,244.38	871.25	850.32	14,826.93	—	—	14,826.93
Interest to Finova	—										—	—	—	—
Payroll Paid TTG	—										—	—	—	—
Payroll Paid SMC	—										—	—	—	—
Restructuring Officer	—										—	—	—	—
Insurance Renewal	—										—	—	—	—
Credit Insurance Payments	72,878.84	6,685.96	3,791.46	27,325.35		3,524.08		29,292.75	2,423.31	(164.07)	72,878.84	—	—	72,878.84
Pre-Filing Prepays	—										—	—	—	—
Deposit to Lender	—										—	—	—	—
US Trustee	—										—	—	—	—
Bankruptcy Professionals	—										—	—	—	—
Other	—										—	—	—	—

Total Other Cash Disbursements	312,305.53	13,004.11	14,614.45	59,051.77	7,371.03	14,463.51	42,646.89	119,967.42	11,321.79	29,864.56	312,305.53	—	—	312,305.53

											—	—	—	—

TOTAL ALL CASH DISBURSEMENTS	547,287.64	55,003.93	44,009.03	273,900.76	(7,651.15)	126,585.63	41,919.38	417,381.31	55,727.15	(459,588.40)	547,287.64	—	—	547,287.64

			—	—	—	—	—	—	—	—

	43,781.48	—	—	—	—	—	—	—	—	43,781.48	43,781.48	—	—	43,781.48

			—	—	—	—	—	—	—	—
Book Balance per bank rec.	43,781.48		—							43,781.48

In re:	Case No.	03-13195
TICO Credit Corporation	Jointly Administered
SEE ATTACHED SCHEDULES	Reporting Period	June-04

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED “ columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cumulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month
Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)
Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs
Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Net Cash Flow
(Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements	(367,320.15)
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)
Total Disbursements for calculating US Trustee Quarterly Fees	($367,320.15)

FORM MOR-1

THE THAXTON GROUP
Cash Disbursements for TICO CREDIT CORPORATION, INC						Case #	03-13195	Case No.	03-13195
Monthly Court Report for				June-04
FED ID#				56-2258083

	Consolidated Totals	WACHOVIA DEPOSITORY ACCOUNTS	WACHOVIA DISBURSEMENT ACCOUNTS	WACHOVIA PAYROLL ACCOUNTS		Operating	Payroll	Other	Total
Beginning Cash Position	121,039.58	—	121,039.58	—		121,039.58	—		121,039.58

	—						—	—	—
TICO Cash Collected	—		—			—	—	—	—
SM Cash Collected	—					—	—	—	—
TIG Cash Collected	—					—	—	—	—
TPF Cash Collected	—					—	—	—	—
TCL Cash Collected	—					—	—	—	—
Other Income Collected	—					—	—	—	—

SUBTOTAL	—	—	—	—		—	—	—	—

	—					—	—	—	—
	—					—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	(444,578.25)		(536,846.50)	92,268.25		(536,846.50)	92,268.25	—	(444,578.25)
	—					—		—	—
	—					—	—	—	—
	—					—	—	—	—
	—					—	—	—	—

Total Cash Receipts and Transfers	(444,578.25)	—	(536,846.50)	92,268.25	—	(536,846.50)	92,268.25	—	(444,578.25)

Cash Disbursements - Loans
	—
Loan Proceeds Checks	—					—	—		—
Expenses related to Loans	(489,452.96)		(489,452.96)			(489,452.96)			(489,452.96)

Subtotal - Loans	(489,452.96)	—	(489,452.96)	—		(489,452.96)	—	—	(489,452.96)

			—
			—				—
Cash Disbursements - Other			—				—		—
Advertising	—		—			—	—		—
Bank Charges	15.00		15.00			15.00	—		15.00
Claims Funding*	—		—			—	—		—
Company Auto	3,123.17		3,123.17			3,123.17	—	—	3,123.17
Computer Costs	—		—			—	—	—	—
Dues And Subscriptions	—		—			—	—	—	—
Employee Reimbursements - collections exp	21.00		21.00			21.00	—	—	21.00
Equipment Rental	167.02		167.02			167.02	—	—	167.02
Fixed Assets	—		—			—	—	—	—
Forms & Printing	734.88		734.88			734.88	—	—	734.88
Insurance	—		—			—	—	—	—
Meals & Entertainment	2,784.66		2,784.66			2,784.66	—	—	2,784.66
Miscellaneous	20.00		20.00			20.00	—	—	20.00
Office Expense	762.56		762.56			762.56	—	—	762.56
Postage	5,769.20		5,769.20			5,769.20	—	—	5,769.20
Prepaid Expenses	—		—			—	—	—	—
Prepaid Software ABS	216.66		216.66			216.66	—	—	216.66
Professional Fees-Ordinary Course	—		—			—	—	—	—
Rent	3,606.00		3,606.00			3,606.00	—	—	3,606.00
Repairs & Maintenance	—		—			—	—	—	—
Roadgard	—		—			—	—	—	—
Seminars & Meetings	—		—			—	—	—	—
Taxes & Licenses	—		—			—	—	—	—
Telephone	5,588.88		5,588.88			5,588.88	—	—	5,588.88
Temporary Agency Staff	—		—			—	—	—	—
Travel	6,369.28		6,369.28			6,369.28	—	—	6,369.28
Utilities	850.32		850.32			850.32	—	—	850.32
Interest to Finova			—			—	—	—	—
Payroll Paid TTG	92,268.25		—	92,268.25		—	92,268.25	—	92,268.25
Payroll Paid SMC			—			—	—	—	—
Restructuring Officer	—		—			—	—	—	—
Insurance Renewal	—		—			—	—	—	—
Voyager Payment	(164.07)		(164.07)			(164.07)	—	—	(164.07)
Pre-Filing Prepays	—		—			—	—	—	—
Deposit to Lender	—		—			—	—	—	—
US Trustee	—		—			—	—	—	—
Bankruptcy Professionals	—		—			—	—	—	—
Other	—		—			—	—	—	—

Total Other Cash Disbursements	122,132.81	—	29,864.56	92,268.25	—	29,864.56	92,268.25	—	122,132.81

TOTAL ALL CASH DISBURSEMENTS	(367,320.15)	—	(459,588.40)	92,268.25	—	(459,588.40)	92,268.25	—	(367,320.15)

	43,781.48	—	43,781.48	—	—	43,781.48	—	—	43,781.48

Book Balance per bank rec.	43,781.48	—	43,781.48	—

In re:	Case No.	03-13194
TICO Credit Company of Virginia, Inc.	Jointly Administered
SEE ATTACHED SCHEDULES	Reporting Period	June-04

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cumulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month
Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)
Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs
Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Net Cash Flow
(Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements	—
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)
Total Disbursements for calculating US Trustee Quarterly Fees	$0.00

FORM MOR-1

THE THAXTON GROUP
Cash Disbursements for TICO VA			Case # 03-13194 Case No. 03-13194
Monthly Court Report for		June-04
FED ID#	57-1129678

	Consolidated Totals						Operating	Payroll	Other	Total
Beginning Cash Position		—	—	—	—		—	—	—	—

	—							—	—	—
TICO Cash Collected	—						—	—	—	—
SM Cash Collected	—						—	—	—	—
TIG Cash Collected	—						—	—	—	—
TPF Cash Collected	—						—	—	—	—
TCL Cash Collected	—						—	—	—	—
Other Income Collected	—						—	—	—	—

SUBTOTAL	—	—	—	—	—	—	—	—	—	—

	—						—	—	—	—
	—						—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	—						—	—	—	—
							—	—	—	—
	—	All Cash is included in TICO SC					—	—	—	—
	—						—	—	—	—
	—						—	—	—	—

Total Cash Receipts and Transfers	—	—	—	—	—	—	—	—	—	—

Cash Disbursements - Loans
Loan Proceeds Checks
Expenses related to Loans

Subtotal - Loans	—	—	—	—	—		—	—	—	—

Cash Disbursements - Other
Advertising
Bank Charges				—			—	—	—	—
Claims Funding*	—			—
Company Auto	—			—			—	—	—	—
Computer Costs	—			—			—	—	—	—
Dues And Subscriptions	—			—			—	—	—	—
Employee Reimbursements - collections exp	—			—			—	—	—	—
Equipment Rental	—			—			—	—	—	—
Fixed Assets	—			—			—	—	—	—
Forms & Printing	—			—			—	—	—	—
Insurance	—			—			—	—	—	—
Meals & Entertainment	—			—			—	—	—	—
Miscellaneous	—			—			—	—	—	—
Office Expense	—			—			—	—	—	—
Postage	—			—			—	—	—	—
Prepaid Expenses	—			—			—	—	—	—
Prepaid Software ABS	—			—			—	—	—	—
Professional Fees-Ordinary Course	—			—			—	—	—	—
Rent	—			—			—	—	—	—
Repairs & Maintenance	—			—			—	—	—	—
Roadgard	—			—			—	—	—	—
Seminars & Meetings	—			—			—	—	—	—
Taxes & Licenses	—			—			—	—	—	—
Telephone	—			—			—	—	—	—
Temporary Agency Staff	—			—			—	—	—	—
Travel	—			—			—	—	—	—
Utilities	—			—			—	—	—	—
Interest to Finova	—			—			—	—	—	—
Payroll Paid TTG	—			—			—	—	—	—
Payroll Paid SMC	—			—			—	—	—	—
Restructuring Officer	—			—			—	—	—	—
Insurance Renewal	—			—			—	—	—	—
Voyager Payment	—			—			—	—	—	—
Pre-Filing Prepays	—			—			—	—	—	—
Deposit to Lender	—			—			—	—	—	—
US Trustee	—			—			—	—	—	—
Bankruptcy Professionals	—			—			—	—	—	—
	—			—			—	—	—	—

Total Other Cash Disbursements	—	—	—	—	—	—	—	—	—	—

							—	—	—	—

TOTAL ALL CASH DISBURSEMENTS	—	—	—	—	—	—	—	—	—	—

	—	—	—	—	—	—	—	—	—	—

Book Balance per bank rec.			—	—	—

In re:	Case No.	03-13191
TICO Credit Company, Inc.	Jointly Administered
SEE ATTACHED SCHEDULES	Reporting Period	June-04

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cumulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month
Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)
Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs
Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Net Cash Flow
(Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements	614,553.31
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)
Total Disbursements for calculating US Trustee Quarterly Fees	$614,553.31

FORM MOR-1

THE THAXTON GROUP
Cash Disbursements for TICO-SC		Case No.	03-13191	Case No.	03-13191
Monthly Court Report for	June-04
FED ID#	58-2358372

	Consolidated Totals	WACHOVIA DEPOSITORY ACCOUNTS	WACHOVIA DISBURSEMENT ACCOUNTS	WACHOVIA PAYROLL ACCOUNTS			Operating	Payroll	Other	Total
Beginning Cash Position	—	—	—	—			—	—	—	—

	—							—	—	—
TICO Cash Collected	2,137,494.70	2,137,494.70					2,137,494.70	—	—	2,137,494.70
SM Cash Collected	—						—	—	—	—
TIG Cash Collected	—						—	—	—	—
TPF Cash Collected	—						—	—	—	—
TCL Cash Collected	—						—	—	—	—
Other Income Collected	113,360.31	113,360.31					113,360.31	—	—	113,360.31

SUBTOTAL	2,250,855.01	2,250,855.01	—	—	—		2,250,855.01	—	—	2,250,855.01

	—						—	—	—	—
	—						—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	(1,636,301.70)	(2,250,855.01)	417,381.31	197,172.00	—		(1,833,473.70)	197,172.00	—	(1,636,301.70)
	—						—	—	—	—
	—						—	—	—	—
	—						—	—	—	—
	—						—	—	—	—

Total Cash Receipts and Transfers	614,553.31	—	417,381.31	197,172.00	—	—	417,381.31	197,172.00	—	614,553.31

Cash Disbursements - Loans
Loan Proceeds Checks	207,085.25		207,085.25				207,085.25	—	—	207,085.25
Expenses related to Loans	90,328.64		90,328.64				90,328.64	—	—	90,328.64

Subtotal - Loans	297,413.89	—	297,413.89	—	—		297,413.89	—	—	297,413.89

			—
			—
Cash Disbursements - Other			—
Advertising	—		—				—	—	—	—
Bank Charges	415.60		415.60				415.60	—	—	415.60
Claims Funding*	—		—				—	—	—	—
Company Auto	282.82		282.82				282.82	—	—	282.82
Computer Costs	862.54		862.54				862.54	—	—	862.54
Dues And Subscriptions	—		—				—	—	—	—
Employee Reimbursements - collections exp	11,356.01		11,356.01				11,356.01	—	—	11,356.01
Equipment Rental	1,199.58		1,199.58				1,199.58	—	—	1,199.58
Fixed Assets	—		—				—	—	—	—
Forms & Printing	662.62		662.62				662.62	—	—	662.62
Insurance	—		—				—	—	—	—
Meals & Entertainment	—		—				—	—	—	—
Miscellaneous	1,308.12		1,308.12				1,308.12	—	—	1,308.12
Office Expense	9,419.11		9,419.11				9,419.11	—	—	9,419.11
Postage	2,322.12		2,322.12				2,322.12	—	—	2,322.12
Prepaid Expenses	—		—				—	—	—	—
Prepaid Software ABS	2,011.61		2,011.61				2,011.61	—	—	2,011.61
Professional Fees-Ordinary Course	—		—				—	—	—	—
Rent	27,995.76		27,995.76				27,995.76	—	—	27,995.76
Repairs & Maintenance	184.00		184.00				184.00	—	—	184.00
Roadgard	—		—				—	—	—	—
Seminars & Meetings	—		—				—	—	—	—
Taxes & Licenses	1,677.94		1,677.94				1,677.94	—	—	1,677.94
Telephone	16,790.92		16,790.92				16,790.92	—	—	16,790.92
Temporary Agency Staff	6,714.00		6,714.00				6,714.00	—	—	6,714.00
Travel	227.54		227.54				227.54	—	—	227.54
Utilities	7,244.38		7,244.38				7,244.38	—	—	7,244.38
Interest to Finova	—		—				—	—	—	—
Payroll Paid TTG	197,172.00		—	197,172.00			—	197,172.00	—	197,172.00
Payroll Paid SMC	—		—				—	—	—	—
Restructuring Officer	—		—				—	—	—	—
Insurance Renewal	—		—				—	—	—	—
Voyager Payment	29,292.75		29,292.75				29,292.75	—	—	29,292.75
Pre-Filing Prepays	—		—				—	—	—	—
Deposit to Lender	—		—				—	—	—	—
US Trustee	—		—				—	—	—	—
Bankruptcy Professionals	—		—				—	—	—	—
Other	—						—	—	—	—

Total Other Cash Disbursements	317,139.42	—	119,967.42	197,172.00	—	—	119,967.42	197,172.00	—	317,139.42

									—	—

TOTAL ALL CASH DISBURSEMENTS	614,553.31	—	417,381.31	197,172.00	—	—	417,381.31	197,172.00	—	614,553.31

	—	—	—	—	—	—	—	—	—	—

Book Balance per bank rec.	—

In re:	Case No.	03-13196
TICO Credit Company of Alabama, Inc.	Jointly Administered
SEE ATTACHED SCHEDULES	Reporting Period	June-04

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cumulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month
Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)
Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs
Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Net Cash Flow
(Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements	67,887.03
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)
Total Disbursements for calculating US Trustee Quarterly Fees	$67,887.03

FORM MOR-1

THE THAXTON GROUP
Cash Disbursements for TICO ALABAMA			Case No.	03-13196	Case No.	03-13196
Monthly Court Report for		June-04
FED ID#	57-1109035

	Consolidated Totals	WACHOVIA DEPOSITORY ACCOUNTS	WACHOVIA DISBURSEMENT ACCOUNTS	WACHOVIA PAYROLL ACCOUNTS	Bank Vernon 176034601	Community Bank 45571377	Operating	Payroll	Other	Total
Beginning Cash Position	67,152.93	—	—	—	28,736.50	38,416.43	67,152.93	—		67,152.93

	—							—	—	—
TICO Cash Collected	148,950.53	(8,231.31)			60,382.74	96,799.10	148,950.53	—	—	148,950.53
SM Cash Collected	—						—	—	—	—
TIG Cash Collected	—						—	—	—	—
TPF Cash Collected	—						—	—	—	—
TCL Cash Collected	—						—	—	—	—
Other Income Collected	7,177.31	7,177.31					7,177.31	—	—	7,177.31

SUBTOTAL	156,127.84	(1,054.00)	—	—	60,382.74	96,799.10	156,127.84	—	—	156,127.84

	—						—	—	—	—
	—						—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	(90,444.72)	1,054.00	55,003.93	12,871.10	(58,740.89)	(100,632.86)	(103,315.82)	12,871.10	—	(90,444.72)
	—						—	—		—
	—						—	—	—	—
	—						—	—	—	—
	—						—	—	—	—

Total Cash Receipts and Transfers	65,683.12	—	55,003.93	12,871.10	1,641.85	(3,833.76)	52,812.02	12,871.10	—	65,683.12

Cash Disbursements - Loans
Loan Proceeds Checks	42,001.29		42,001.29				42,001.29	—		42,001.29
Expenses related to Loans	(1.47)		(1.47)				(1.47)	—		(1.47)

Subtotal - Loans	41,999.82	—	41,999.82	—	—	—	41,999.82	—	—	41,999.82

Cash Disbursements - Other
Advertising	29.95		29.95				29.95	—		29.95
Bank Charges	113.50		101.50			12.00	113.50	—		113.50
Claims Funding*	—		—							—
Company Auto	—		—				—	—	—	—
Computer Costs	—		—				—	—	—	—
Dues And Subscriptions	—		—				—	—	—	—
Employee Reimbursements - collections exp	1,363.28		1,363.28				1,363.28	—	—	1,363.28
Equipment Rental	—		—				—	—	—	—
Fixed Assets	—		—				—	—	—	—
Forms & Printing	—		—				—	—	—	—
Insurance	—		—				—	—	—	—
Meals & Entertainment	—		—				—	—	—	—
Miscellaneous	25.00		25.00				25.00	—	—	25.00
Office Expense	761.94		761.94				761.94	—	—	761.94
Postage	729.31		729.31				729.31	—	—	729.31
Prepaid Expenses	—		—				—	—	—	—
Prepaid Software ABS	236.66		236.66				236.66	—	—	236.66
Professional Fees-Ordinary Course	—		—				—	—	—	—
Rent	1,050.00		1,050.00				1,050.00	—	—	1,050.00
Repairs & Maintenance	—		—				—	—	—	—
Roadgard	—		—				—	—	—	—
Seminars & Meetings	—		—				—	—	—	—
Taxes & Licenses	—		—				—	—	—	—
Telephone	1,010.39		1,010.39				1,010.39	—	—	1,010.39
Temporary Agency Staff	—		—				—	—	—	—
Travel	—		—				—	—	—	—
Utilities	1,010.12		1,010.12				1,010.12	—	—	1,010.12
Interest to Finova	—		—				—	—	—	—
Payroll Paid TTG	12,871.10		—	12,871.10			—	12,871.10	—	12,871.10
Payroll Paid SMC	—		—				—	—	—	—
Restructuring Officer	—		—				—	—	—	—
Insurance Renewal	—		—				—	—	—	—
Voyager Payment	6,685.96		6,685.96				6,685.96	—	—	6,685.96
Pre-Filing Prepays	—		—				—	—	—	—
Deposit to Lender	—		—				—	—	—	—
US Trustee	—		—				—	—	—	—
Bankruptcy Professionals	—		—				—	—	—	—
Other	—		—				—	—	—	—

Total Other Cash Disbursements	25,887.21	—	13,004.11	12,871.10	—	12.00	13,016.11	12,871.10	—	25,887.21

							—	—	—	—

TOTAL ALL CASH DISBURSEMENTS	67,887.03	—	55,003.93	12,871.10	—	12.00	55,015.93	12,871.10	—	67,887.03

	64,949.02	—	—	—	30,378.35	34,570.67	64,949.02	—	—	64,949.02

Book Balance per bank rec.	64,949.02				30,378.35	34,570.67

In re:	Case No.	03-13193
TICO Credit Company of North Carolina, Inc.	Jointly Administered
SEE ATTACHED SCHEDULES	Reporting Period	June-04

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cumulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month
Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)
Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs
Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Net Cash Flow
(Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements	145,668.26
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)
Total Disbursements for calculating US Trustee Quarterly Fees	$145,668.26

FORM MOR-1

THE THAXTON GROUP
Cash Disbursements for TICO-NC			Case No.	03-13193	Case No.	03-13193
Monthly Court Report for		June-04
FED ID#	56-2058522

	Consolidated Totals	WACHOVIA DEPOSITORY ACCOUNTS	WACHOVIA DISBURSEMENT ACCOUNTS	WACHOVIA PAYROLL ACCOUNTS		Operating	Payroll	Other	Total
Beginning Cash Position	—					—	—	—	—

	—						—	—	—
TICO Cash Collected	368,286.94	368,286.94				368,286.94	—	—	368,286.94
SM Cash Collected	—	—				—	—	—	—
TIG Cash Collected	—	—				—	—	—	—
TPF Cash Collected	—	—				—	—	—	—
TCL Cash Collected	—	—				—	—	—	—
Other Income Collected	8,551.68	8,551.68				8,551.68	—	—	8,551.68

SUBTOTAL	376,838.62	376,838.62	—	—		376,838.62	—	—	376,838.62

	—					—	—	—	—
	—					—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	(231,170.36)	(376,838.62)	126,585.63	19,082.63		(231,170.36)	—	—	(231,170.36)
	—					—	—	—	—
	—					—	—	—	—
	—					—	—	—	—
	—					—	—	—	—

Total Cash Receipts and Transfers	145,668.26	—	126,585.63	19,082.63		145,668.26	—	—	145,668.26

Cash Disbursements - Loans
	—
Loan Proceeds Checks	105,312.83		105,312.83			105,312.83	—	—	105,312.83
Expenses related to Loans	6,809.29		6,809.29			6,809.29	—	—	6,809.29

Subtotal - Loans	112,122.12	—	112,122.12	—		112,122.12	—	—	112,122.12

			—
			—
Cash Disbursements - Other			—
Advertising	—		—			—	—	—	—
Bank Charges	—		—			—	—	—	—
Claims Funding*	—		—
Company Auto	—		—			—	—	—	—
Computer Costs	255.99		255.99			255.99	—	—	255.99
Dues And Subscriptions	—		—			—	—	—	—
Employee Reimbursements - collections exp	1,231.01		1,231.01			1,231.01	—	—	1,231.01
Equipment Rental	(2.16)		(2.16)			(2.16)	—	—	(2.16)
Fixed Assets	—		—			—	—	—	—
Forms & Printing	102.20		102.20			102.20	—	—	102.20
Insurance	—		—			—	—	—	—
Meals & Entertainment	—		—			—	—	—	—
Miscellaneous	143.39		143.39			143.39	—	—	143.39
Office Expense	1,447.39		1,447.39			1,447.39	—	—	1,447.39
Postage	172.74		172.74			172.74	—	—	172.74
Prepaid Expenses	—		—			—	—	—	—
Prepaid Software ABS	236.66		236.66			236.66	—	—	236.66
Professional Fees-Ordinary Course	—		—			—	—	—	—
Rent	3,386.09		3,386.09			3,386.09	—	—	3,386.09
Repairs & Maintenance	—		—			—	—	—	—
Roadgard	—		—			—	—	—	—
Seminars & Meetings	—		—			—	—	—	—
Taxes & Licenses	600.00		600.00			600.00	—	—	600.00
Telephone	1,182.21		1,182.21			1,182.21	—	—	1,182.21
Temporary Agency Staff	1,586.50		1,586.50			1,586.50	—	—	1,586.50
Travel	—		—			—	—	—	—
Utilities	597.41		597.41			597.41	—	—	597.41
Interest to Finova	—		—			—	—	—	—
Payroll Paid TTG	19,082.63		—	19,082.63		19,082.63	—	—	19,082.63
Payroll Paid SMC	—		—			—	—	—	—
Restructuring Officer	—		—			—	—	—	—
Insurance Renewal	—		—			—	—	—	—
Voyager Payment	3,524.08		3,524.08			3,524.08	—	—	3,524.08
Pre-Filing Prepays	—		—			—	—	—	—
Deposit to Lender	—		—			—	—	—	—
US Trustee	—		—			—	—	—	—
Bankruptcy Professionals	—		—			—	—	—	—
Other	—		—			—	—	—	—

Total Other Cash Disbursements	33,546.14	—	14,463.51	19,082.63	—	33,546.14	—	—	33,546.14

							—	—	—

TOTAL ALL CASH DISBURSEMENTS	145,668.26	—	126,585.63	19,082.63	—	145,668.26	—	—	145,668.26

	—	—	—	—	—	—	—	—	—

Book Balance per bank rec.	—		—

In re:	Case No.	03-13182
TICO Credit Company	Jointly Administered
SEE ATTACHED SCHEDULES	Reporting Period	June-04

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cumulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month
Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)
Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs
Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Net Cash Flow
(Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements	273,900.76
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)
Total Disbursements for calculating US Trustee Quarterly Fees	$273,900.76

FORM MOR-1

THE THAXTON GROUP
Cash Disbursements for TICO - DELAWARE
Monthly Court Report for	June-04
FED ID #	74-2873274	Case No.	03-13182

	Consolidated Totals	WACHOVIA DEPOSITORY ACCOUNTS	WACHOVIA DISBURSEMENT ACCOUNTS	WACHOVIA PAYROLL ACCOUNTS	Fifth Third Bank 1050032006	BB&T 5181006058	BB&T 5180186451	BB&T 5180158407	Ohio Valley 8012564	First National Bank 5711347	PNC Bank 3004243118	National City 754211488
Beginning Cash Position	252,335.99	—	—	—	17,252.10	27,847.74	24,294.20	22,261.69	29,753.75	43,720.12	39,679.00	47,527.39

	—
TICO Cash Collected	671,836.10	(54,798.43)			49,806.36	54,343.85	83,240.09	83,574.00	69,599.51	69,620.28	92,345.02	224,105.42
SM Cash Collected	—
TIG Cash Collected	—
TPF Cash Collected	—
TCL Cash Collected	—
Other Income Collected	38,900.54	38,900.54

SUBTOTAL	710,736.64	(15,897.89)	—	—	49,806.36	54,343.85	83,240.09	83,574.00	69,599.51	69,620.28	92,345.02	224,105.42

	—
	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	(436,952.64)	15,897.89	272,430.20	—	(39,685.70)	(55,386.46)	(71,379.69)	(85,119.57)	(71,162.72)	(91,220.16)	(103,401.31)	(207,925.12)
	—
	—
	—
	—

Total Cash Receipts and Transfers	273,784.00	—	272,430.20	—	10,120.66	(1,042.61)	11,860.40	(1,545.57)	(1,563.21)	(21,599.88)	(11,056.29)	16,180.30

Cash Disbursements - Loans
Loan Proceeds Checks	195,560.47		195,560.47
Expenses related to Loans	19,288.52		19,288.52

Subtotal - Loans	214,848.99	—	214,848.99	—	—	—	—	—	—	—	—	—

			—
			—
Cash Disbursements - Other			—
Advertising	—		—
Bank Charges	1,470.56				141.34	96.78	222.33	298.97	174.90	70.00	466.24
Claims Funding*	—		—
Company Auto	—		—
Computer Costs	306.00		306.00
Dues And Subscriptions	17.50		17.50
Employee Reimbursements - collections exp	8,002.22		8,002.22
Equipment Rental	1,450.08		1,450.08
Fixed Assets	—		—
Forms & Printing	500.00		500.00
Insurance	—		—
Meals & Entertainment	—		—
Miscellaneous	1,586.97		1,586.97
Office Expense	6,278.13		6,278.13
Postage	2,661.01		2,661.01
Prepaid Expenses	—		—
Prepaid Software ABS	1,064.97		1,064.97
Professional Fees-Ordinary Course	—		—
Rent	—		—
Repairs & Maintenance	87.50		87.50
Roadgard	—		—
Seminars & Meetings	—		—
Taxes & Licenses	1,365.00		1,365.00
Telephone	4,358.66		4,358.66
Temporary Agency Staff	—		—
Travel	—		—
Utilities	2,577.82		2,577.82
Interest to Finova	—		—
Payroll Paid TTG	—		—	—
Payroll Paid SMC	—		—
Restructuring Officer	—		—
Insurance Renewal	—		—
Voyager Payment	27,325.35		27,325.35
Pre-Filing Prepays	—		—
Deposit to Lender	—		—
US Trustee	—		—
Bankruptcy Professionals	—		—
Other	—		—

Total Other Cash Disbursements	59,051.77	—	57,581.21	—	141.34	96.78	222.33	298.97	174.90	70.00	466.24	—

								—	—	—	—

TOTAL ALL CASH DISBURSE-MENTS	273,900.76	—	272,430.20	—	141.34	96.78	222.33	298.97	174.90	70.00	466.24	—

	252,219.23	—	—	—	27,231.42	26,708.35	35,932.27	20,417.15	28,015.64	22,050.24	28,156.47	63,707.69

Book Balance per bank rec.	252,219.23		—		27,231.42	26,708.35	35,932.27	20,417.15	28,015.64	22,050.24	28,156.47	63,707.69

THE THAXTON GROUP
Cash Disbursements for TICO - DELAWARE
Monthly Court Report for
FED ID #	Case No.	03-13182

		Operating	Payroll	Other	Total
Beginning Cash Position		252,335.99	—	—	252,335.99

			—	—
TICO Cash Collected		671,836.10	—	—	671,836.10
SM Cash Collected		—	—	—	—
TIG Cash Collected		—	—	—	—
TPF Cash Collected		—	—	—	—
TCL Cash Collected		—	—	—	—
Other Income Collected		38,900.54	—	—	38,900.54

SUBTOTAL		710,736.64	—	—	710,736.64

		—	—	—	—
		—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS		(436,952.64)	—	—	(436,952.64)
		—	—	—	—
		—	—	—	—
		—	—	—	—
		—	—	—	—

Total Cash Receipts and Transfers	—	273,784.00	—	—	273,784.00

Cash Disbursements - Loans
Loan Proceeds Checks		195,560.47			195,560.47
Expenses related to Loans		19,288.52			19,288.52

Subtotal - Loans		214,848.99	—	—	214,848.99

		—
Cash Disbursements - Other		—
Advertising		—			—
Bank Charges		1,470.56	—	—	1,470.56
Claims Funding*		—	—	—	—
Company Auto		—	—	—	—
Computer Costs		306.00	—	—	306.00
Dues And Subscriptions		17.50	—	—	17.50
Employee Reimbursements - collections exp		8,002.22	—	—	8,002.22
Equipment Rental		1,450.08	—	—	1,450.08
Fixed Assets		—	—	—	—
Forms & Printing		500.00	—	—	500.00
Insurance		—	—	—	—
Meals & Entertainment		—	—	—	—
Miscellaneous		1,586.97	—	—	1,586.97
Office Expense		6,278.13	—	—	6,278.13
Postage		2,661.01	—	—	2,661.01
Prepaid Expenses		—	—	—	—
Prepaid Software ABS		1,064.97	—	—	1,064.97
Professional Fees-Ordinary Course		—	—	—	—
Rent		—	—	—	—
Repairs & Maintenance		87.50	—	—	87.50
Roadgard		—	—	—	—
Seminars & Meetings		—	—	—	—
Taxes & Licenses		1,365.00	—	—	1,365.00
Telephone		4,358.66	—	—	4,358.66
Temporary Agency Staff		—	—	—	—
Travel		—	—	—	—
Utilities		2,577.82	—	—	2,577.82
Interest to Finova		—	—	—	—
Payroll Paid TTG		—	—	—	—
Payroll Paid SMC		—	—	—	—
Restructuring Officer		—	—	—	—
Insurance Renewal		—	—	—	—
Voyager Payment		27,325.35	—	—	27,325.35
Pre-Filing Prepays		—	—	—	—
Deposit to Lender		—	—	—	—
US Trustee		—	—	—	—
Bankruptcy Professionals		—	—	—	—
Other		—	—	—	—

Total Other Cash Disbursements	—	59,051.77	—	—	59,051.77

		—	—	—	—

TOTAL ALL CASH DISBURSEMENTS	—	273,900.76	—	—	273,900.76

	—	252,219.23	—	—	252,219.23

Book Balance per bank rec.

In re:	Case No.	03-13199
TICO Credit Company of Georgia, Inc.	Jointly Administered
SEE ATTACHED SCHEDULES	Reporting Period	June-04

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cumulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month
Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)
Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs
Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Net Cash Flow
(Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements	62,545.26
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)
Total Disbursements for calculating US Trustee Quarterly Fees	$62,545.26

FORM MOR-1

THE THAXTON GROUP
Cash Disbursements for TICO Credit of Georgia, Inc.			Case # 03-13199	Case No. 03-13199
Monthly Court Report for		June-04
FED ID#	57-1110723

	Consolidated Totals	WACHOVIA DEPOSITORY ACCOUNTS	WACHOVIA DISBURSEMENT ACCOUNTS	WACHOVIA PAYROLL ACCOUNTS		Operating	Payroll	Other	Total
Beginning Cash Position	—					—	—	—	—

	—						—	—	—
TICO Cash Collected	156,279.28	156,279.28				156,279.28	—	—	156,279.28
SM Cash Collected	—	—				—	—	—	—
TIG Cash Collected	—	—				—	—	—	—
TPF Cash Collected	—	—				—	—	—	—
TCL Cash Collected	—	—				—	—	—	—
Other Income Collected	6,284.85	6,284.85				6,284.85	—	—	6,284.85

SUBTOTAL	162,564.13	162,564.13	—	—		162,564.13	—	—	162,564.13

	—					—	—	—	—
	—					—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	(100,018.87)	(162,564.13)	44,009.03	18,536.23		(100,018.87)	—	—	(100,018.87)
	—					—	—	—	—
	—					—	—	—	—
	—					—	—	—	—
	—					—	—	—	—

Total Cash Receipts and Transfers	62,545.26	—	44,009.03	18,536.23		62,545.26	—	—	62,545.26

Cash Disbursements - Loans
Loan Proceeds Checks	27,432.67		27,432.67			27,432.67			27,432.67
Expenses related to Loans	1,961.91		1,961.91			1,961.91			1,961.91

Subtotal - Loans	29,394.58	—	29,394.58	—		29,394.58	—	—	29,394.58

Cash Disbursements - Other			—
Advertising	—		—			—			—
Bank Charges	—		—			—	—	—	—
Claims Funding*	—		—			—			—
Company Auto	—		—			—	—	—	—
Computer Costs	—		—			—	—	—	—
Dues And Subscriptions	—		—			—	—	—	—
Employee Reimbursements - collections exp	364.58		364.58			364.58	—	—	364.58
Equipment Rental	—		—			—	—	—	—
Fixed Assets	—		—			—	—	—	—
Forms & Printing	46.67		46.67			46.67	—	—	46.67
Insurance	—		—			—	—	—	—
Meals & Entertainment	—		—			—	—	—	—
Miscellaneous	—		—			—	—	—	—
Office Expense	528.80		528.80			528.80	—	—	528.80
Postage	776.10		776.10			776.10	—	—	776.10
Prepaid Expenses	—		—			—	—	—	—
Prepaid Software ABS	236.66		236.66			236.66	—	—	236.66
Professional Fees-Ordinary Course	32.50		32.50			32.50	—	—	32.50
Rent	4,306.67		4,306.67			4,306.67	—	—	4,306.67
Repairs & Maintenance	—		—			—	—	—	—
Roadgard	—		—			—	—	—	—
Seminars & Meetings	—		—			—	—	—	—
Taxes & Licenses	93.05		93.05			93.05	—	—	93.05
Telephone	2,240.76		2,240.76			2,240.76	—	—	2,240.76
Temporary Agency Staff	1,113.00		1,113.00			1,113.00	—	—	1,113.00
Travel	—		—			—	—	—	—
Utilities	1,084.20		1,084.20			1,084.20	—	—	1,084.20
Interest to Finova	—		—			—	—	—	—
Payroll Paid TTG	18,536.23		—	18,536.23		18,536.23	—	—	18,536.23
Payroll Paid SMC	—		—			—	—	—	—
Restructuring Officer	—		—			—	—	—	—
Insurance Renewal	—		—			—	—	—	—
Voyager Payment	3,791.46		3,791.46			3,791.46	—	—	3,791.46
Pre-Filing Prepays	—		—			—	—	—	—
Deposit to Lender	—		—			—	—	—	—
US Trustee	—		—			—	—	—	—
Bankruptcy Professionals	—					—	—	—	—
Other	—		—			—	—	—	—

Total Other Cash Disbursements	33,150.68	—	14,614.45	18,536.23	—	33,150.68	—	—	33,150.68

							—	—	—

TOTAL ALL CASH DISBURSEMENTS	62,545.26	—	44,009.03	18,536.23	—	62,545.26	—	—	62,545.26

	—	—	—	—	—	—	—	—	—

Book Balance per bank rec.	—

In re:	Case No.	03-13200
Modern Finance dba TICO Credit Company	Jointly Administered
SEE ATTACHED SCHEDULES	Reporting Period	June-04

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cumulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month
Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)
Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs
Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Net Cash Flow
(Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements	119,410.28
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)
Total Disbursements for calculating US Trustee Quarterly Fees	$119,410.28

FORM MOR-1

THE THAXTON GROUP

Cash Disbursements for TICO-OH-MOD

Monthly Court Report for FED ID#	June-04	Case No.	03-13200	Case No.	03-13200
31-4256360

	Consolidated Totals	WACHOVIA DEPOSITORY ACCOUNTS	WACHOVIA DISBURSEMENT ACCOUNTS	WACHOVIA PAYROLL ACCOUNTS	National City 394058175	Operating	Payroll	Other	Total
Beginning Cash Position	275,527.70	—	—	—	275,527.70	275,527.70	—	—	275,527.70

	—						—	—	—
TICO Cash Collected	942,668.18	(192,694.91)			1,135,363.09	942,668.18	—	—	942,668.18
SM Cash Collected	—					—	—	—	—
TIG Cash Collected	—					—	—	—	—
TPF Cash Collected	—					—	—	—	—
TCL Cash Collected	—					—	—	—	—
Other Income Collected	36,848.70	36,848.70				36,848.70	—	—	36,848.70

SUBTOTAL	979,516.88	(155,846.21)	—	—	1,135,363.09	979,516.88	—	—	979,516.88

	—					—	—	—	—
	—					—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	(1,030,558.79)	155,846.21	41,919.38	77,490.90	(1,305,815.28)	(1,030,558.79)	—	—	(1,030,558.79)
	—					—	—	—	—
	—					—	—	—	—
	—					—	—	—	—
	—					—	—	—	—

Total Cash Receipts and Transfers	(51,041.91)	—	41,919.38	77,490.90	(170,452.19)	(51,041.91)	—	—	(51,041.91)

Cash Disbursements - Loans
Loan Proceeds Checks	—		—			—	—	—	—
Expenses related to Loans	(727.51)		(727.51)			(727.51)	—	—	(727.51)

Subtotal - Loans	(727.51)	—	(727.51)	—	—	(727.51)	—	—	(727.51)

Cash Disbursements - Other
Advertising			—
Bank Charges	2,786.80		2,786.80			2,786.80	—	—	2,786.80
Claims Funding*	—		—						—
Company Auto	—		—			—	—	—	—
Computer Costs	2,370.76		2,370.76			2,370.76	—	—	2,370.76
Dues And Subscriptions	—		—			—	—	—	—
Employee Reimbursements - collections exp	20,969.17		20,969.17			20,969.17	—	—	20,969.17
Equipment Rental	2,586.38		2,586.38			2,586.38	—	—	2,586.38
Fixed Assets	—		—			—	—	—	—
Forms & Printing	—		—			—	—	—	—
Insurance	—		—			—	—	—	—
Meals & Entertainment	—		—			—	—	—	—
Miscellaneous	35.80		35.80			35.80	—	—	35.80
Office Expense	1,172.14		1,172.14			1,172.14	—	—	1,172.14
Postage	1,561.27		1,561.27			1,561.27	—	—	1,561.27
Prepaid Expenses	2,000.00		2,000.00			2,000.00	—	—	2,000.00
Prepaid Software ABS	—		—			—	—	—	—
Professional Fees - Ordinary Course	325.00		325.00			325.00	—	—	325.00
Rent	981.32		981.32			981.32	—	—	981.32
Repairs & Maintenance	122.73		122.73			122.73	—	—	122.73
Roadgard	—		—			—	—	—	—
Seminars & Meetings	—		—			—	—	—	—
Taxes & Licenses	—		—			—	—	—	—
Telephone	6,284.13		6,284.13			6,284.13	—	—	6,284.13
Temporary Agency Staff	388.03		388.03			388.03	—	—	388.03
Travel	179.49		179.49			179.49	—	—	179.49
Utilities	883.87		883.87			883.87	—	—	883.87
Interest to Finova	—		—			—	—	—	—
Payroll Paid TTG	77,490.90		—	77,490.90		77,490.90	—	—	77,490.90
Payroll Paid SMC	—		—			—	—	—	—
Restructuring Officer	—		—			—	—	—	—
Insurance Renewal	—		—			—	—	—	—
Voyager Payment	—		—			—	—	—	—
Pre-Filing Prepays	—		—			—	—	—	—
Deposit to Lender	—		—			—	—	—	—
US Trustee	—		—			—	—	—	—
Bankruptcy Professionals	—		—			—	—	—	—
Other	—		—			—	—	—	—

Total Other Cash Disbursements	120,137.79	—	42,646.89	77,490.90	—	120,137.79	—	—	120,137.79

									—

TOTAL ALL CASH DISBURSEMENTS	119,410.28	—	41,919.38	77,490.90	—	119,410.28	—	—	119,410.28

	105,075.51	—	—	—	105,075.51	105,075.51	—	—	105,075.51

Book Balance per bank rec.	105,075.51				105,075.51

In re:	Case No.	03-13190
Modern Central Recovery	Jointly Administered
SEE ATTACHED SCHEDULES	Reporting Period	June-04

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cumulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month
Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)
Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs
Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Net Cash Flow
(Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements	23,863.35
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)
Total Disbursements for calculating US Trustee Quarterly Fees	$23,863.35

FORM MOR-1

THE THAXTON GROUP

Cash Disbursements for Modern Central Recovery			Case	#	03-13190	Case No.	03-13190
Monthly Court Report for		June-04
FED ID#	27-9200069

	Consolidated Totals		WACHOVIA PAYROLL ACCOUNTS		Operating	Payroll	Other	Total
Beginning Cash Position	—	—			—	—	—	—

	—					—	—	—
TICO Cash Collected	—				—	—	—	—
SM Cash Collected	—				—	—	—	—
TIG Cash Collected	—				—	—	—	—
TPF Cash Collected	—				—	—	—	—
TCL Cash Collected	—				—	—	—	—
Other Income Collected	—				—	—	—	—

SUBTOTAL	—	—	—	—	—	—	—	—

	—				—	—	—	—
	—				—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	23,863.35		23,863.35		—	23,863.35	—	23,863.35
					—	—	—	—
	—				—	—	—	—
	—				—	—	—	—
	—				—	—	—	—

Total Cash Receipts and Transfers	23,863.35	—	23,863.35	—	—	23,863.35	—	23,863.35

Cash Disbursements - Loans
Loan Proceeds Checks
Expenses related to Loans

Subtotal - Loans	—	—	—		—	—	—	—

Cash Disbursements - Other
Advertising
Bank Charges	—				—	—	—	—
Claims Funding*	—
Company Auto	—				—	—	—	—
Computer Costs	—				—	—	—	—
Dues And Subscriptions	—				—	—	—	—
Employee Reimbursements - collections exp	—				—	—	—	—
Equipment Rental	—				—	—	—	—
Fixed Assets	—				—	—	—	—
Forms & Printing	—				—	—	—	—
Insurance	—				—	—	—	—
Meals & Entertainment	—				—	—	—	—
Miscellaneous	—				—	—	—	—
Office Expense	—				—	—	—	—
Postage	—				—	—	—	—
Prepaid Expenses	—				—	—	—	—
Prepaid Software ABS	—				—	—	—	—
Professional Fees-Ordinary Course	—				—	—	—	—
Rent	—				—	—	—	—
Repairs & Maintenance	—				—	—	—	—
Roadgard	—				—	—	—	—
Seminars & Meetings	—				—	—	—	—
Taxes & Licenses	—				—	—	—	—
Telephone	—				—	—	—	—
Temporary Agency Staff	—				—	—	—	—
Travel	—				—	—	—	—
Utilities	—				—	—	—	—
Interest to Finova	—				—	—	—	—
Payroll Paid TTG	23,863.35		23,863.35		—	23,863.35	—	23,863.35
Payroll Paid SMC	—				—	—	—	—
Restructuring Officer	—				—	—	—	—
Insurance Renewal	—				—	—	—	—
Voyager Payment	—				—	—	—	—
Pre-Filing Prepays	—				—	—	—	—
Deposit to Lender	—				—	—	—	—
US Trustee	—				—	—	—	—
Bankruptcy Professionals	—				—	—	—	—
	—				—	—	—	—

Total Other Cash Disbursements	23,863.35	—	23,863.35	—	—	23,863.35	—	23,863.35

					—	—	—	—

TOTAL ALL CASH DISBURSEMENTS	23,863.35	—	23,863.35	—	—	23,863.35	—	23,863.35

	—	—	—	—	—	—	—	—

Book Balance per bank rec.	0.00	—	—

In re:	Case No.	03-13201
TICO Credit Company	Jointly Administered
SEE ATTACHED SCHEDULES	Reporting Period	June-04

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cumulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month
Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)
Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs
Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Net Cash Flow
(Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements	(7,525.58)
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)
Total Disbursements for calculating US Trustee Quarterly Fees	($7,525.58)

FORM MOR-1

THE THAXTON GROUP
Cash Disbursements for TICO MISSISSIPPI			Case No.	03-13201
Monthly Court Report for		June-04
FED ID#	64-0560143

	Consolidated Totals	WACHOVIA DEPOSITORY ACCOUNTS	WACHOVIA DISBURSEMENT ACCOUNTS	WACHOVIA PAYROLL ACCOUNTS	Bancorp South 60564051	Bank of New Albany 19150560	Community 6720213	Cornerstone Bank 103127	First American 116866	First Security 131849	First State Bank 17098233
Beginning Cash Position	—	—	—	—

	—
TICO Cash Collected	2,535.87	2,535.87
SM Cash Collected	—	—
TIG Cash Collected	—	—
TPF Cash Collected	—	—
TCL Cash Collected	—	—
Other Income Collected	28,319.20	28,319.20

SUBTOTAL	30,855.07	30,855.07	—	—	—	—	—	—	—	—	—

	—
	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	(38,380.65)	(30,855.07)	(7,651.15)	125.57
	—
Funds Received From Sale of Tico Mississippi - sent directly to Finova	—
Holdback, Deposits and Escrows	—
	—

Total Cash Receipts and Transfers	(7,525.58)	—	(7,651.15)	125.57	—	—	—	—	—	—	—

Cash Disbursements - Loans
Loan Proceeds Checks	—		—
Expenses related to Loans	(15,022.18)		(15,022.18)

Subtotal - Loans	(15,022.18)	—	(15,022.18)	—	—	—	—	—	—	—	—

Cash Disbursements - Other	—
Advertising	70.69		70.69
Bank Charges	—		—
Claims Funding*	—		—
Company Auto	355.31		355.31
Computer Costs	—		—
Dues And Subscriptions	—		—
Employee Reimbursements - collections exp	3,011.06		3,011.06
Equipment Rental	3,774.96		3,774.96
Fixed Assets	—		—
Forms & Printing	—		—
Insurance	—		—
Meals & Entertainment	—		—
Miscellaneous	735.27		735.27
Office Expense	32.34		32.34
Postage	6.31		6.31
Prepaid Expenses	500.00		500.00
Prepaid Software ABS	—		—
Professional Fees-Ordinary Course	—		—
Rent	—		—
Repairs & Maintenance	—		—
Roadgard	—		—
Seminars & Meetings	—		—
Taxes & Licenses	—		—
Telephone	(822.47)		(822.47)
Temporary Agency Staff	—		—
Travel	—		—
Utilities	(292.44)		(292.44)
Interest to Finova	—		—
Payroll Paid TTG	125.57		—	125.57
Payroll Paid SMC	—		—
Restructuring Officer	—		—
Insurance Renewal	—		—
Voyager Payment	—		—
Pre-Filing Prepays	—		—
Proceeds to Lender	—
US Trustee	—		—
Bankruptcy Professionals	—		—
Other - payment to Investment Banker	—

Total Other Cash Disbursements	7,496.60	—	7,371.03	125.57	—	—	—	—	—	—	—

TOTAL ALL CASH DISBURSEMENTS	(7,525.58)	—	(7,651.15)	125.57	—	—	—	—	—	—	—

	—	—	—	—	—	—	—	—	—	—	—

Book Balance per bank rec.	—				—	—	—	—	—	—	—
	—

THE THAXTON GROUP

Cash Disbursements for TICO MISSISSIPPI

Monthly Court Report for

FED ID#

	Mechanics 50200035	Merchants & Farmers 280046523	Peoples 500223999	Peoples 35021025	Peoples 299227	Bancorp South 60359775	Planters 4800128504	Trustmark 8600130400	Trustmark 8900017343	Trustmark 8600146129	Trustmark 316885306	Union Planters 9000220556
Beginning Cash Position

TICO Cash Collected
SM Cash Collected
TIG Cash Collected
TPF Cash Collected
TCL Cash Collected
Other Income Collected

SUBTOTAL	—	—	—	—	—	—	—	—	—	—	—	—

GENERAL LEDGER DEPOSITS AND TRANSFERS
Funds Received From Sale of Tico Mississippi - sent directly to Finova
Holdback, Deposits and Escrows

Total Cash Receipts and Transfers	—	—	—	—	—	—	—	—	—	—	—	—

Cash Disbursements - Loans
Loan Proceeds Checks
Expenses related to Loans

Subtotal - Loans	—	—	—		—	—	—	—	—	—	—	—

Cash Disbursements - Other
Advertising
Bank Charges
Claims Funding*
Company Auto
Computer Costs
Dues And Subscriptions
Employee Reimbursements - collections exp
Equipment Rental
Fixed Assets
Forms & Printing
Insurance
Meals & Entertainment
Miscellaneous
Office Expense
Postage
Prepaid Expenses
Prepaid Software ABS
Professional Fees-Ordinary Course
Rent
Repairs & Maintenance
Roadgard
Seminars & Meetings
Taxes & Licenses
Telephone
Temporary Agency Staff
Travel
Utilities
Interest to Finova
Payroll Paid TTG
Payroll Paid SMC
Restructuring Officer
Insurance Renewal
Voyager Payment
Pre-Filing Prepays
Proceeds to Lender
US Trustee
Bankruptcy Professionals
Other - payment to Investment Banker

Total Other Cash Disbursements	—	—	—	—	—	—	—	—	—	—	—	—

TOTAL ALL CASH DISBURSEMENTS	—	—	—	—	—	—	—	—	—	—	—	—

	—	—	—	—	—	—	—	—	—	—	—	—

Book Balance per bank rec.	—	—	—	—	—	—	—	—	—	—	—	—

THE THAXTON GROUP
Cash Disbursements for TICO MISSISSIPPI	Case No.	03-13201
Monthly Court Report for
FED ID#

		Operating	Payroll	Other	Total
Beginning Cash Position		—			—

			—	—	—
TICO Cash Collected		2,535.87	—	—	2,535.87
SM Cash Collected		—	—	—	—
TIG Cash Collected		—	—	—	—
TPF Cash Collected		—	—	—	—
TCL Cash Collected		—	—	—	—
Other Income Collected		28,319.20	—	—	28,319.20

SUBTOTAL	—	30,855.07	—	—	30,855.07

		—	—	—	—
		—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS		(38,380.65)	—	—	(38,380.65)
		—		—	—
Funds Received From Sale of Tico Mississippi - sent directly to Finova		—	—	—	—
Holdback, Deposits and Escrows		—	—	—	—
		—	—	—	—

Total Cash Receipts and Transfers	—	(7,525.58)	—	—	(7,525.58)

Cash Disbursements - Loans
Loan Proceeds Checks		—	—	—	—
Expenses related to Loans		(15,022.18)	—	—	(15,022.18)

Subtotal - Loans		(15,022.18)	—	—	(15,022.18)

Cash Disbursements - Other
Advertising		70.69	—	—	70.69
Bank Charges		—	—	—	—
Claims Funding*		—	—	—	—
Company Auto		355.31	—	—	355.31
Computer Costs		—	—	—	—
Dues And Subscriptions		—	—	—	—
Employee Reimbursements - collections exp		3,011.06	—	—	3,011.06
Equipment Rental		3,774.96	—	—	3,774.96
Fixed Assets		—	—	—	—
Forms & Printing		—	—	—	—
Insurance		—	—	—	—
Meals & Entertainment		—	—	—	—
Miscellaneous		735.27	—	—	735.27
Office Expense		32.34	—	—	32.34
Postage		6.31	—	—	6.31
Prepaid Expenses		500.00	—	—	500.00
Prepaid Software ABS		—	—	—	—
Professional Fees-Ordinary Course		—	—	—	—
Rent		—	—	—	—
Repairs & Maintenance		—	—	—	—
Roadgard		—	—	—	—
Seminars & Meetings		—	—	—	—
Taxes & Licenses		—	—	—	—
Telephone		(822.47)	—	—	(822.47)
Temporary Agency Staff		—	—	—	—
Travel		—	—	—	—
Utilities		(292.44)	—	—	(292.44)
Interest to Finova		—	—	—	—
Payroll Paid TTG		125.57	—	—	125.57
Payroll Paid SMC		—	—	—	—
Restructuring Officer		—	—	—	—
Insurance Renewal		—	—	—	—
Voyager Payment		—	—	—	—
Pre-Filing Prepays		—	—	—	—
Proceeds to Lender		—	—	—	—
US Trustee		—	—	—	—
Bankruptcy Professionals		—	—	—	—
Other - payment to Investment Banker		—	—	—	—

Total Other Cash Disbursements		7,496.60	—	—	7,496.60

TOTAL ALL CASH DISBURSEMENTS		(7,525.58)	—	—	(7,525.58)

		—	—	—	—

Book Balance per bank rec.

In re:	Case No.	03-13203
TICO Credit Company	Jointly Administered
SEE ATTACHED SCHEDULES	Reporting Period	June-04

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor's books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED”1 columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cumulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month
Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)
Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs
Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Net Cash Flow
(Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements	77,187.17
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)
Total Disbursements for calculating US Trustee Quarterly Fees	$77,187.17

FORM MOR-1

THE THAXTON GROUP
Cash Disbursements for TICO TENNESSEE			Case No.	03-13203	Case No.	03-13203
Monthly Court Report for		June-04
FED ID#	75-2714829

	Consolidated Totals	WACHOVIA DEPOSITORY ACCOUNTS	WACHOVIA DISBURSEMENT ACCOUNTS	WACHOVIA PAYROLL ACCOUNTS	BancorpSouth 252190	First Federal 163323989	Trustmark 6500197556	Operating	Payroll	Other	Total
Beginning Cash Position	58,978.93	—	—	—	17,791.33	16,528.35	24,659.25	58,978.93	—	—	58,978.93

	—							—	—	—	—
TICO Cash Collected	172,509.25	(14,624.62)			72,031.04	67,949.86	47,152.97	172,509.25	—	—	172,509.25
SM Cash Collected	—							—	—	—	—
TIG Cash Collected	—							—	—	—	—
TPF Cash Collected	—							—	—	—	—
TCL Cash Collected	—							—	—	—	—
Other Income Collected	12,422.65	12,422.65						12,422.65	—	—	12,422.65

SUBTOTAL	184,931.90	(2,201.97)	—	—	72,031.04	67,949.86	47,152.97	184,931.90	—	—	184,931.90

	—							—	—	—	—
	—							—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	(111,536.46)	2,201.97	55,727.15	21,193.39	(68,748.59)	(63,587.80)	(58,322.58)	(111,536.46)	—	—	(111,536.46)
	—							—	—	—	—
	—							—	—	—	—
	—							—	—	—	—
	—							—	—	—	—

Total Cash Receipts and Transfers	73,395.44	—	55,727.15	21,193.39	3,282.45	4,362.06	(11,169.61)	73,395.44	—	—	73,395.44

								—
Cash Disbursements - Loans								—
								—
Loan Proceeds Checks	42,315.42		42,315.42					42,315.42	—	—	42,315.42
Expenses related to Loans	2,089.94		2,089.94					2,089.94	—	—	2,089.94

Subtotal - Loans	44,405.36	—	44,405.36	—	—	—	—	44,405.36	—	—	44,405.36

								—
Cash Disbursements - Other								—
								—
Advertising	912.00		912.00					912.00	—	—	912.00
Bank Charges	533.26		266.63		79.88	85.00	101.75	533.26	—	—	533.26
Claims Funding*	—		—					—	—	—	—
Company Auto	—		—					—	—	—	—
Computer Costs	—		—					—	—	—	—
Dues And Subscriptions	—		—					—	—	—	—
Employee Reimbursements - collections exp	2,144.44		2,144.44					2,144.44	—	—	2,144.44
Equipment Rental	307.54		307.54					307.54	—	—	307.54
Fixed Assets	—		—					—	—	—	—
Forms & Printing	111.14		111.14					111.14	—	—	111.14
Insurance	—		—					—	—	—	—
Meals & Entertainment	—		—					—	—	—	—
Miscellaneous	125.25		125.25					125.25	—	—	125.25
Office Expense	1,094.61		1,094.61					1,094.61	—	—	1,094.61
Postage	376.82		376.82					376.82	—	—	376.82
Prepaid Expenses	—		—					—	—	—	—
Prepaid Software ABS	354.99		354.99					354.99	—	—	354.99
Professional Fees-Ordinary Course	—		—					—	—	—	—
Rent	—		—					—	—	—	—
Repairs & Maintenance	102.89		102.89					102.89	—	—	102.89
Roadgard	—		—					—	—	—	—
Seminars & Meetings	—		—					—	—	—	—
Taxes & Licenses	—		—					—	—	—	—
Telephone	2,176.36		2,176.36					2,176.36	—	—	2,176.36
Temporary Agency Staff	—		—					—	—	—	—
Travel	54.56		54.56					54.56	—	—	54.56
Utilities	871.25		871.25					871.25	—	—	871.25
Interest to Finova	—		—					—	—	—	—
Payroll Paid TTG	21,193.39		—	21,193.39				21,193.39	—	—	21,193.39
Payroll Paid SMC	—		—					—	—	—	—
Restructuring Officer	—		—					—	—	—	—
Insurance Renewal	—		—					—	—	—	—
Voyager Payment	2,423.31		2,423.31					2,423.31	—	—	2,423.31
Pre-Filing Prepays	—		—					—	—	—	—
Deposit to Lender	—		—					—	—	—	—
US Trustee	—		—					—	—	—	—
Bankruptcy Professionals	—		—					—	—	—	—
Other	—		—					—	—	—	—

Total Other Cash Disbursements	32,781.81	—	11,321.79	21,193.39	79.88	85.00	101.75	32,781.81	—	—	32,781.81

TOTAL ALL CASH DISBURSEMENTS	77,187.17	—	55,727.15	21,193.39	79.88	85.00	101.75	77,187.17	—	—	77,187.17

	55,187.20	—	—	—	20,993.90	20,805.41	13,387.89	55,187.20	—	—	55,187.20

Book Balance per bank rec.	55,187.20				20,993.90	20,805.41	13,387.89

In re:	Case No.	03-13197
TICO Credit Company of Tennessee, Inc.	Jointly Administered
SEE ATTACHED SCHEDULES	Reporting Period	June-04

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cumulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month
Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)
Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs
Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Net Cash Flow
(Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements	—
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)
Total Disbursements for calculating US Trustee Quarterly Fees	$0.00

FORM MOR-1

THE THAXTON GROUP
Cash Disbursements for TICO TENN-DORMANT		Case #	03-13197	Case No.	03-13197
Monthly Court Report for	June-04
FED ID#	62-1720278

	Consolidated Totals							Operating	Payroll	Other	Total
Beginning Cash Position	—	—	—	—	—	—		—	—	—	—

	—		—	—					—	—	—
TICO Cash Collected	—							—	—	—	—
SM Cash Collected	—							—	—	—	—
TIG Cash Collected	—							—	—	—	—
TPF Cash Collected	—							—	—	—	—
TCL Cash Collected	—							—	—	—	—
Other Income Collected	—							—	—	—	—

SUBTOTAL	—	—	—	—	—	—	—	—	—	—	—

	—							—	—	—	—
	—							—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	—							—	—	—	—
	—							—	—	—	—
	—							—	—	—	—
	—							—	—	—	—
	—							—	—	—	—

Total Cash Receipts and Transfers	—	—	—	—	—	—	—	—	—	—	—

Cash Disbursements - Loans
Loan Proceeds Checks
Expenses related to Loans

Subtotal - Loans	—	—	—	—	—	—		—	—	—	—

Cash Disbursements - Other
Advertising
Bank Charges	—	—	—	—				—	—	—	—
Claims Funding*	—	—	—	—
Company Auto	—							—	—	—	—
Computer Costs	—							—	—	—	—
Dues And Subscriptions	—							—	—	—	—
Employee Reimbursements - collections exp	—							—	—	—	—
Equipment Rental	—							—	—	—	—
Fixed Assets	—							—	—	—	—
Forms & Printing	—							—	—	—	—
Insurance	—							—	—	—	—
Meals & Entertainment	—							—	—	—	—
Miscellaneous	—							—	—	—	—
Office Expense	—							—	—	—	—
Postage	—							—	—	—	—
Prepaid Expenses	—							—	—	—	—
Prepaid Software ABS	—							—	—	—	—
Professional Fees-Ordinary Course	—							—	—	—	—
Rent	—							—	—	—	—
Repairs & Maintenance	—							—	—	—	—
Roadgard	—							—	—	—	—
Seminars & Meetings	—							—	—	—	—
Taxes & Licenses	—							—	—	—	—
Telephone	—							—	—	—	—
Temporary Agency Staff	—							—	—	—	—
Travel	—							—	—	—	—
Utilities	—							—	—	—	—
Interest to Finova	—							—	—	—	—
Payroll Paid TTG	—							—	—	—	—
Payroll Paid SMC	—							—	—	—	—
Restructuring Officer	—							—	—	—	—
Insurance Renewal	—							—	—	—	—
Voyager Payment	—							—	—	—	—
Pre-Filing Prepays	—							—	—	—	—
Deposit to Lender	—							—	—	—	—
US Trustee	—							—	—	—	—
Bankruptcy Professionals	—							—	—	—	—
	—							—	—	—	—

Total Other Cash Disbursements	—	—	—	—	—	—	—	—	—	—	—

								—	—	—	—

TOTAL ALL CASH DISBURSEMENTS	—	—	—	—	—	—	—	—	—	—	—

	—	—	—	—	—	—	—	—	—	—	—

Book Balance per bank rec.	—	—	—	—		—

In re:	Case No.	03-13198
TICO Credit Company of Mississippi, Inc.	Jointly Administered
SEE ATTACHED SCHEDULES	Reporting Period	June-04

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH – ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cumulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month
Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)
Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs
Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Net Cash Flow
(Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements	—
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)
Total Disbursements for calculating US Trustee Quarterly Fees	$0.00

FORM MOR-1

THE THAXTON GROUP
Cash Disbursements for TICO MS - DORMANT		Case #	03-13198	Case No.	03-13198
Monthly Court Report for	June-04
FED ID#	57-1111184

	Consolidated Totals							Operating	Payroll	Other	Total
Beginning Cash Position		—	—	—	—	—		—	—	—	—

	—			—	—	—			—	—	—
TICO Cash Collected	—							—	—	—	—
SM Cash Collected	—							—	—	—	—
TIG Cash Collected	—							—	—	—	—
TPF Cash Collected	—							—	—	—	—
TCL Cash Collected	—							—	—	—	—
Other Income Collected	—							—	—	—	—

SUBTOTAL	—	—	—	—	—	—	—	—	—	—	—

	—							—	—	—	—
	—							—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	—							—	—	—	—
								—	—	—	—
	—							—	—	—	—
	—							—	—	—	—
	—							—	—	—	—

Total Cash Receipts and Transfers	—	—	—	—	—	—	—	—	—	—	—

Cash Disbursements - Loans
Loan Proceeds Checks
Expenses related to Loans

Subtotal - Loans	—	—	—	—	—	—		—	—	—	—

Cash Disbursements - Other
Advertising
Bank Charges								—	—	—	—
Claims Funding*
Company Auto								—	—	—	—
Computer Costs								—	—	—	—
Dues And Subscriptions								—	—	—	—
Employee Reimbursements - collections exp								—	—	—	—
Equipment Rental								—	—	—	—
Fixed Assets								—	—	—	—
Forms & Printing								—	—	—	—
Insurance								—	—	—	—
Meals & Entertainment								—	—	—	—
Miscellaneous								—	—	—	—
Office Expense								—	—	—	—
Postage								—	—	—	—
Prepaid Expenses								—	—	—	—
Prepaid Software ABS								—	—	—	—
Professional Fees-Ordinary Course								—	—	—	—
Rent								—	—	—	—
Repairs & Maintenance								—	—	—	—
Roadgard								—	—	—	—
Seminars & Meetings								—	—	—	—
Taxes & Licenses								—	—	—	—
Telephone								—	—	—	—
Temporary Agency Staff								—	—	—	—
Travel								—	—	—	—
Utilities								—	—	—	—
Interest to Finova								—	—	—	—
Payroll Paid TTG								—	—	—	—
Payroll Paid SMC								—	—	—	—
Restructuring Officer								—	—	—	—
Insurance Renewal								—	—	—	—
Voyager Payment								—	—	—	—
Pre-Filing Prepays								—	—	—	—
Deposit to Lender								—	—	—	—
US Trustee								—	—	—	—
Bankruptcy Professionals								—	—	—	—
	—		—	—	—			—	—	—	—

Total Other Cash Disbursements	—	—	—	—	—	—	—	—	—	—	—

								—	—	—	—

TOTAL ALL CASH DISBURSEMENTS	—	—	—	—	—	—	—	—	—	—	—

	—	—	—	—	—	—	—	—	—	—	—

Book Balance per bank rec.			—	—	—
	—	—

In re:	Case No.	03-13202
Modern Financial Services, Inc.	Jointly Administered
SEE ATTACHED SCHEDULES	Reporting Period	June-04

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cumulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month
Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)
Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs
Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Net Cash Flow
(Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements	—
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)
Total Disbursements for calculating US Trustee Quarterly Fees	$0.00

FORM MOR-1

THE THAXTON GROUP
Cash Disbursements for TICO-OH-MOD-SUB - Inactive	DORMANT	Case #	3-13202	Case No.	03-13202
Monthly Court Report for	June-04
FED ID#	31-0819992

	Consolidated Totals							Operating	Payroll	Other	Total
Beginning Cash Position	—	—	—	—	—	—		—	—	—	—

	—		—	—					—	—	—
TICO Cash Collected	—							—	—	—	—
SM Cash Collected	—							—	—	—	—
TIG Cash Collected	—							—	—	—	—
TPF Cash Collected	—							—	—	—	—
TCL Cash Collected	—							—	—	—	—
Other Income Collected	—							—	—	—	—

SUBTOTAL	—	—	—	—	—	—	—	—	—	—	—

	—							—	—	—	—
	—							—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	—							—	—	—	—
	—							—	—	—	—
	—							—	—	—	—
	—							—	—	—	—
	—							—	—	—	—

Total Cash Receipts and Transfers	—	—	—	—	—	—	—	—	—	—	—

Cash Disbursements - Loans
Loan Proceeds Checks
Expenses related to Loans

Subtotal - Loans	—	—	—	—	—	—		—	—	—	—

Cash Disbursements - Other
Advertising
Bank Charges	—	—	—	—				—	—	—	—
Claims Funding*	—	—	—	—
Company Auto	—							—	—	—	—
Computer Costs	—							—	—	—	—
Dues And Subscriptions	—							—	—	—	—
Employee Reimbursements - collections exp	—							—	—	—	—
Equipment Rental	—							—	—	—	—
Fixed Assets	—							—	—	—	—
Forms & Printing	—							—	—	—	—
Insurance	—							—	—	—	—
Meals & Entertainment	—							—	—	—	—
Miscellaneous	—							—	—	—	—
Office Expense	—							—	—	—	—
Postage	—							—	—	—	—
Prepaid Expenses	—							—	—	—	—
Prepaid Software ABS	—							—	—	—	—
Professional Fees-Ordinary Course	—							—	—	—	—
Rent	—							—	—	—	—
Repairs & Maintenance	—							—	—	—	—
Roadgard	—							—	—	—	—
Seminars & Meetings	—							—	—	—	—
Taxes & Licenses	—							—	—	—	—
Telephone	—							—	—	—	—
Temporary Agency Staff	—							—	—	—	—
Travel	—							—	—	—	—
Utilities	—							—	—	—	—
Interest to Finova	—							—	—	—	—
Payroll Paid TTG	—							—	—	—	—
Payroll Paid SMC	—							—	—	—	—
Restructuring Officer	—							—	—	—	—
Insurance Renewal	—							—	—	—	—
Voyager Payment	—							—	—	—	—
Pre-Filing Prepays	—							—	—	—	—
Deposit to Lender	—							—	—	—	—
US Trustee	—							—	—	—	—
Bankruptcy Professionals	—							—	—	—	—

Total Other Cash Disbursements	—	—	—	—	—	—	—	—	—	—	—

								—	—	—	—

TOTAL ALL CASH DISBURSEMENTS	—	—	—	—	—	—	—	—	—	—	—

	—	—	—	—	—	—	—	—	—	—	—

Book Balance per bank rec.	—	—	—	—	—

In re:	Case No.	03-13204
Thaxton Investment Corporation	Jointly Administered
SEE ATTACHED SCHEDULES	Reporting Period	June-04

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cumulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month
Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)
Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs
Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Net Cash Flow
(Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements	—
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)
Total Disbursements for calculating US Trustee Quarterly Fees	$0.00

FORM MOR-1

THE THAXTON GROUP
Cash Disbursements for Thaxton Investment Company			Case No.	03-13204	Case No.	03-13204
Monthly Court Report for		June-04
FED ID#	57-1076628

	Consolidated Totals	First Citizens Bank 650001120701	SCBT of Piedmont 30020101	Spratt Savings & Loan 70726	WACHOVIA DEPOSITORY ACCOUNTS	WACHOVIA DISBURSEMENT ACCOUNTS 2000014825648 2000014825114	WACHOVIA PAYROLL ACCOUNTS		Operating	Payroll	Other	Total
Beginning Cash Position	—								—	—	—	—

	—									—	—	—
TICO Cash Collected	—								—	—	—	—
SM Cash Collected	—								—	—	—	—
TIG Cash Collected	—								—	—	—	—
TPF Cash Collected	—								—	—	—	—
TCL Cash Collected	—								—	—	—	—
Other Income Collected	—			No Activity - Holding Company - all activity recorded at subsidiary level.					—	—	—	—

SUBTOTAL	—	—	—	—	—	—	—

	—								—	—	—	—
	—								—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	—								—	—	—	—
	—								—	—	—	—
	—								—	—	—	—
	—								—	—	—	—
	—								—	—	—	—

Total Cash Receipts and Transfers	—	—	—	—	—	—	—

Cash Disbursements - Loans
Loan Proceeds Checks
Expenses related to Loans

Subtotal - Loans	—	—	—	—	—	—	—

Cash Disbursements - Other
Advertising
Bank Charges	—								—	—	—	—
Claims Funding*	—
Company Auto	—								—	—	—	—
Computer Costs	—								—	—	—	—
Dues And Subscriptions	—								—	—	—	—
Employee Reimbursements - collections exp	—								—	—	—	—
Equipment Rental	—								—	—	—	—
Fixed Assets	—								—	—	—	—
Forms & Printing	—								—	—	—	—
Insurance	—								—	—	—	—
Meals & Entertainment	—								—	—	—	—
Miscellaneous	—								—	—	—	—
Office Expense	—								—	—	—	—
Postage	—								—	—	—	—
Prepaid Expenses	—								—	—	—	—
Prepaid Software ABS	—								—	—	—	—
Professional Fees-Ordinary Course	—								—	—	—	—
Rent	—								—	—	—	—
Repairs & Maintenance	—								—	—	—	—
Roadgard	—								—	—	—	—
Seminars & Meetings	—								—	—	—	—
Taxes & Licenses	—								—	—	—	—
Telephone	—								—	—	—	—
Temporary Agency Staff	—								—	—	—	—
Travel	—								—	—	—	—
Utilities	—								—	—	—	—
Interest to Finova	—								—	—	—	—
Payroll Paid TTG	—								—	—	—	—
Payroll Paid SMC	—								—	—	—	—
Restructuring Officer	—								—	—	—	—
Insurance Renewal	—								—	—	—	—
Voyager Payment	—								—	—	—	—
Pre-Filing Prepays	—								—	—	—	—
Deposit to Lender	—								—	—	—	—
US Trustee	—								—	—	—	—
Bankruptcy Professionals	—								—	—	—	—
	—								—	—	—	—

Total Other Cash Disbursements	—	—	—	—	—	—	—	—	—	—	—	—

									—	—	—	—

TOTAL ALL CASH DISBURSEMENTS	—	—	—	—	—	—	—	—	—	—	—	—

—

Book Balance per bank rec.

THE THAXTON GROUP
SUMMARY - SOUTHERN MANAGEMENT		Case No.
Monthly Court Report for	June-04
FED ID#

	Consolidated Totals	Covington Credit-OK 03-13208	Covington Credit of Texas 03-13211	Southern Finance of South Carolina 03-13212	Covington Credit of Georgia 03-13209	Quick Credit 03-13213	Southern Finance of Tennesse 03-13206	Corporate HQ 03-13205	Operating	Payroll	Other	Total
Beginning Cash Position	292,878.04	68,906.48	358,677.98	504,266.49	23,474.58	—	253,678.67	(916,126.16)	292,878.04	—	—	292,878.04

	—	—	—	—	—	—	—			—	—	—
TICO Cash Collected	—	—	—	—	—	—	—	—	—	—	—	—
SM Cash Collected	8,972,914.42	235,573.96	2,482,778.73	2,480,932.29	1,330,805.88	1,315,433.74	869,006.65	258,383.17	8,972,914.42	—	—	8,972,914.42
TIG Cash Collected	—	—	—	—	—	—	—	—	—	—	—	—
TPF Cash Collected	—	—	—	—	—	—	—	—	—	—	—	—
TCL Cash Collected	—	—	—	—	—	—	—	—	—	—	—	—
Other Income Collected	82.17	—	—	—	—	—	—	82.17	82.17	—	—	82.17

SUBTOTAL	8,972,996.59	235,573.96	2,482,778.73	2,480,932.29	1,330,805.88	1,315,433.74	869,006.65	258,465.34	8,972,996.59	—	—	8,972,996.59

	—	—	—	—	—	—	—	—	—	—	—	—
	—	—	—	—	—	—	—	—	(1,396,961.89)	1,396,961.89	—	—
GENERAL LEDGER SWEEPS AND TRANS-FERS	(232,863.83)	36,769.45	(197,149.57)	(386,322.87)	12,357.11	(135,251.24)	(90,010.60)	526,743.89	(232,863.83)	—	—	(232,863.83)
	—	—	—	—	—	—	—	—	—	—	—	—
	—	—	—	—	—	—	—	—	—	—	—	—
	—	—	—	—	—	—	—	—	—	—	—	—
	—	—	—	—	—	—	—	—	—	—	—	—

Total Cash Receipts and Transfers	8,740,132.76	272,343.41	2,285,629.16	2,094,609.42	1,343,162.99	1,180,182.50	778,996.05	785,209.23	7,343,170.87	1,396,961.89	—	8,740,132.76

		—	—	—	—	—	—	—	—
		—	—	—	—	—	—	—	—
Cash Disburse-ments - Loans		—	—	—	—	—	—	—	—
Loan Proceeds Checks	5,279,475.81	167,970.20	1,643,134.23	1,388,611.70	740,279.06	763,319.00	576,161.62	—	5,279,475.81			5,279,475.81
Expenses related to Loans	325,459.12	8,772.79	77,013.85	93,245.23	67,330.41	48,259.20	30,833.86	3.78	325,459.12			325,459.12

Subtotal - Loans	5,604,934.93	176,742.99	1,720,148.08	1,481,856.93	807,609.47	811,578.20	606,995.48	3.78	5,604,934.93			5,604,934.93

		—	—	—	—	—	—	—	—			—
		—	—	—	—	—	—	—	—			—
Cash Disburse-ments - Other		—	—	—	—	—	—	—	—			—
Advertising	126,529.03	3,594.15	26,020.93	18,832.37	11,807.12	11,569.01	9,287.33	45,418.12	126,529.03			126,529.03
Bank Charges	3,774.50	3,394.00	226.50	18.00	100.00	—	36.00	—	3,774.50	—	—	3,774.50
Claims Funding*	180,304.61	2,016.56	22,000.85	10,205.06	4,361.03	7,627.96	5,486.97	128,606.18	180,304.61			180,304.61
Company Auto	5,176.69	50.59	371.11	557.38	662.66	387.01	419.00	2,728.94	5,176.69	—	—	5,176.69
Computer Costs	11,600.00	11,600.00	—	—	—	—	—	—	11,600.00	—	—	11,600.00
Dues And Subscriptions	1,201.02	—	389.24	427.76	30.00	179.03	—	174.99	1,201.02	—	—	1,201.02
Employee Reimbursements - collections exp	—	—	—	—	—	—	—	—	—	—	—	—
Equipment Rental	2,073.38	—	—	—	—	—	—	2,073.38	2,073.38	—	—	2,073.38
Fixed Assets	36,636.90	13,326.59	4,275.00	11,640.00	524.30	791.01	6,080.00	—	36,636.90	—	—	36,636.90
Forms & Printing	47,420.32	925.23	14,597.37	13,575.17	6,618.82	5,861.05	3,915.33	1,927.35	47,420.32	—	—	47,420.32
Insurance	2,289.72	51.61	499.68	396.17	613.55	234.78	127.99	365.94	2,289.72	—	—	2,289.72
Meals & Entertainment	1,028.16	83.19	209.38	117.05	194.82	187.21	168.06	68.45	1,028.16	—	—	1,028.16
Miscellaneous	3,256.20	200.00	2,128.10	184.05	385.00	219.05	105.00	35.00	3,256.20	—	—	3,256.20
Office Expense	8,261.71	109.40	1,728.07	1,712.30	627.55	545.65	722.25	2,816.49	8,261.71	—	—	8,261.71
Postage	25,333.72	298.37	3,773.44	5,186.35	2,049.81	4,541.88	393.75	9,090.12	25,333.72	—	—	25,333.72
Prepaid Expenses	14,620.37	—	1,621.45	3,181.54	16.68	2,322.70	—	7,478.00	14,620.37	—	—	14,620.37
Prepaid Software ABS	20,385.83	709.98	6,153.16	4,376.55	2,603.26	2,721.59	1,656.62	2,164.67	20,385.83	—	—	20,385.83
Professional Fees-Ordinary Course	628.56	—	—	40.00	52.00	—	—	536.56	628.56	—	—	628.56
Rent	175,292.69	8,058.18	52,545.37	34,631.02	23,896.74	21,872.25	17,837.67	16,451.46	175,292.69	—	—	175,292.69
Repairs & Maintenance	15,900.18	547.17	4,379.72	4,147.93	2,547.59	2,804.82	1,129.07	343.88	15,900.18	—	—	15,900.18
Roadgard	—	—	—	—	—	—	—	—	—	—	—	—
Seminars & Meetings	4,763.94	—	110.00	478.38	868.61	328.98	—	2,977.97	4,763.94	—	—	4,763.94
Taxes & Licenses	11,197.55	150.00	668.33	3,157.05	6,296.45	841.72	—	84.00	11,197.55	—	—	11,197.55
Telephone	112,317.70	5,218.86	34,154.06	23,257.83	15,308.74	16,833.91	12,615.90	4,928.40	112,317.70	—	—	112,317.70
Temporary Agency Staff	5,442.15	—	—	—	80.00	—	—	5,362.15	5,442.15	—	—	5,442.15
Travel	1,321.01	—	61.01	18.99	148.82	191.58	560.71	339.90	1,321.01	—	—	1,321.01
Utilities	25,589.79	102.36	8,825.77	6,223.50	4,712.70	3,738.14	1,987.32	—	25,589.79	—	—	25,589.79
Interest to Finova	—	—	—	—	—	—	—	—	—	—	—	—
Payroll Paid TTG	—	—	—	—	—	—	—	—	—	—	—	—
Payroll Paid SMC	1,396,961.89	43,872.53	398,577.16	355,790.27	188,622.30	178,107.96	121,039.95	110,951.72	—	1,396,961.89	—	1,396,961.89
Restructuring Officer	—	—	—	—	—	—	—	—	—	—	—	—
Insurance Renewal	—	—	—	—	—	—	—	—	—	—	—	—
Credit Insurance Payments	555,050.45	—	—	196,025.73	252,327.71	106,697.01	—	—	555,050.45	—	—	555,050.45
Pre-Filing Prepays	—	—	—	—	—	—	—	—	—	—	—	—
Deposit to Lender	—	—	—	—	—	—	—	—	—	—	—	—
US Trustee	—	—	—	—	—	—	—	—	—	—	—	—
Bankruptcy Professionals	—	—	—	—	—	—	—	—	—	—	—	—
Other	—	—	—	—	—	—	—	—	—	—	—	—

Total Other Cash Disburse-ments	2,794,358.07	94,308.77	583,315.70	694,180.45	525,456.26	368,604.30	183,568.92	344,923.67	1,397,396.18	1,396,961.89	—	2,794,358.07

		—	—		—				—	—	—	—

TOTAL ALL CASH DISBURSE-MENTS	8,399,293.00	271,051.76	2,303,463.78	2,176,037.38	1,333,065.73	1,180,182.50	790,564.40	344,927.45	7,002,331.11	1,396,961.89	—	8,399,293.00

			—

	633,717.80	70,198.13	340,843.36	422,838.53	33,571.84	—	242,110.32	(475,844.38)	633,717.80	—	—	633,717.80

Book Balance per bank rec.	633,717.80	70,198.13	340,843.36	422,838.53	33,571.84	—	242,110.32	(475,844.38)

THE THAXTON GROUP
Cash Disbursements for Southern Management Corp Consolidated		Wachovia 2000014825127
Monthly Court Report for	June-04	ACCOUNT #2079900430903
FED ID#

ZBA ACCOUNTS	Consolidated Totals	Covington Credit-OK	Covington Credit of Texas	Southern Finance of South Carolina	Covington Credit of Georgia	Quick Credit	Southern Finance of Tennesse	CORPORATE HQ
Beginning Cash Position	(1,300,891.46)	—	—	—	—	—		(1,300,891.46)

	—
TICO Cash Collected	—
SM Cash Collected	—
TIG Cash Collected	—	—
TPF Cash Collected	—	—
TCL Cash Collected	—	—
Other Income Collected	—	—

SUBTOTAL	—	—	—	—	—	—	—	—

	—
	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	7,328,607.02	223,785.23	1,904,660.12	1,820,229.11	1,144,443.43	1,002,074.54	669,488.45	563,926.14
OUTSTANDING CHECKS	—					—
Account # 2000014825127	—
Account #2079900430903	—
	—

Total Cash Receipts and Transfers	7,328,607.02	223,785.23	1,904,660.12	1,820,229.11	1,144,443.43	1,002,074.54	669,488.45	563,926.14

Cash Disbursements - Loans
Loan Proceeds Checks	5,279,475.81	167,970.20	1,643,134.23	1,388,611.70	740,279.06	763,319.00	576,161.62	—
Expenses related to Loans	325,459.12	8,772.79	77,013.85	93,245.23	67,330.41	48,259.20	30,833.86	3.78

Subtotal - Loans	5,604,934.93	176,742.99	1,720,148.08	1,481,856.93	807,609.47	811,578.20	606,995.48	3.78

Cash Disbursements - Other
Advertising	126,529.03	3,594.15	26,020.93	18,832.37	11,807.12	11,569.01	9,287.33	45,418.12
Bank Charges	100.00				100.00
Claims Funding*	180,304.61	2,016.56	22,000.85	10,205.06	4,361.03	7,627.96	5,486.97	128,606.18
Company Auto	5,176.69	50.59	371.11	557.38	662.66	387.01	419.00	2,728.94
Computer Costs	11,600.00	11,600.00
Dues And Subscriptions	1,201.02		389.24	427.76	30.00	179.03		174.99
Employee Reimbursements - collections exp	—
Equipment Rental	2,073.38							2,073.38
Fixed Assets	36,636.90	13,326.59	4,275.00	11,640.00	524.30	791.01	6,080.00
Forms & Printing	47,420.32	925.23	14,597.37	13,575.17	6,618.82	5,861.05	3,915.33	1,927.35
Insurance	2,289.72	51.61	499.68	396.17	613.55	234.78	127.99	365.94
Meals & Entertainment	1,028.16	83.19	209.38	117.05	194.82	187.21	168.06	68.45
Miscellaneous	3,256.20	200.00	2,128.10	184.05	385.00	219.05	105.00	35.00
Office Expense	8,261.71	109.40	1,728.07	1,712.30	627.55	545.65	722.25	2,816.49
Postage	25,333.72	298.37	3,773.44	5,186.35	2,049.81	4,541.88	393.75	9,090.12
Prepaid Expenses	14,620.37		1,621.45	3,181.54	16.68	2,322.70		7,478.00
Prepaid Software ABS	20,385.83	709.98	6,153.16	4,376.55	2,603.26	2,721.59	1,656.62	2,164.67
Professional Fees-Ordinary Course	628.56			40.00	52.00			536.56
Rent	175,292.69	8,058.18	52,545.37	34,631.02	23,896.74	21,872.25	17,837.67	16,451.46
Repairs & Maintenance	15,900.18	547.17	4,379.72	4,147.93	2,547.59	2,804.82	1,129.07	343.88
Roadgard	—
Seminars & Meetings	4,763.94		110.00	478.38	868.61	328.98		2,977.97
Taxes & Licenses	11,197.55	150.00	668.33	3,157.05	6,296.45	841.72		84.00
Telephone	112,317.70	5,218.86	34,154.06	23,257.83	15,308.74	16,833.91	12,615.90	4,928.40
Temporary Agency Staff	5,442.15				80.00			5,362.15
Travel	1,321.01		61.01	18.99	148.82	191.58	560.71	339.90
Utilities	25,589.79	102.36	8,825.77	6,223.50	4,712.70	3,738.14	1,987.32
Interest to Finova	—
Payroll Paid TTG	—
Payroll Paid SMC	—
Restructuring Officer	—
Insurance Renewal	—
Credit Insurance Carrier	555,050.45			196,025.73	252,327.71	106,697.01
Pre-Filing Prepays	—
Deposit to Lender	—
US Trustee	—
Bankruptcy Professionals	—
Other	—	—						—

Total Other Cash Disbursements	1,393,721.68	47,042.24	184,512.04	338,372.18	336,833.96	190,496.34	62,492.97	233,971.95

TOTAL ALL CASH DISBURSEMENTS	6,998,656.61	223,785.23	1,904,660.12	1,820,229.11	1,144,443.43	1,002,074.54	669,488.45	233,975.73

	(970,941.05)	—	—	—	—	—	—	(970,941.05)

Book Balance per bank rec.		—	—		—	—		(970,941.05)

In re:	Case No.	03-13208
Covington Credit, Inc.	Jointly Administered
SEE ATTACHED SCHEDULES	Reporting Period	June-04

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cumulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month
Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)
Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs
Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Net Cash Flow
(Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements	271,051.76
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)
Total Disbursements for calculating US Trustee Quarterly Fees	$271,051.76

FORM MOR-1

THE THAXTON GROUP
Cash Disbursements for Covington Credit, Inc			Case No.	03-13208	Case No.	03-13208
Monthly Court Report for		June-04
FED ID#	57-1094987

	Consolidated Totals	Arvest Bank 11682857	Arvest Bank 11275222	F&M Bank & Trust Company 349836	F&M Bank & Trust Company 352357	RCB Bank 621656	WACHOVIA DISBURSEMENT ACCOUNTS	WACHOVIA PAYROLL ACCOUNTS	Central National 212407	Superior 570344986		Operating	Payroll	Other	Total

Beginning Cash Position	68,906.48	29,879.87	—	8,229.62	8,210.66	9,340.95		—	6,680.75	6,564.63		68,906.48	—	—	68,906.48

	—											—	—	—	—
TICO Cash Collected	—											—	—	—	—
SM Cash Collected	235,573.96	32,171.10		38,902.29	24,693.63	33,712.04	(23,255.24)	43,872.53	42,999.63	42,477.98		191,701.43	43,872.53	—	235,573.96
TIG Cash Collected	—											—	—	—	—
TPF Cash Collected	—											—	—	—	—
TCL Cash Collected	—											—	—	—	—
Other Income Collected	—											—	—	—	—

SUBTOTAL	235,573.96	32,171.10	—	38,902.29	24,693.63	33,712.04	(23,255.24)	43,872.53	42,999.63	42,477.98	—	191,701.43	43,872.53	—	235,573.96

	—											—	—	—	—
	—											—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	36,769.45	(24,633.87)	100.00	(37,010.05)	(24,405.28)	(35,798.62)	247,040.47		(43,615.88)	(44,907.32)		36,769.45	—	—	36,769.45
	—											—	—	—	—
	—											—	—	—	—
	—											—	—	—	—
	—											—	—	—	—

Total Cash Receipts and Transfers	272,343.41	7,537.23	100.00	1,892.24	288.35	(2,086.58)	223,785.23	43,872.53	(616.25)	(2,429.34)	—	228,470.88	43,872.53	—	272,343.41

												—	—		—
Cash Disbursements - Loans												—	—		—
												—	—		—
Loan Proceeds Checks	167,970.20						167,970.20					167,970.20	—		167,970.20
Expenses related to Loans	8,772.79						8,772.79					8,772.79	—		8,772.79

Subtotal - Loans	176,742.99	—	—	—	—	—	176,742.99	—	—	—		176,742.99	—	—	176,742.99

												—	—		—
												—	—		—
Cash Disbursements - Other	—											—	—		—
Advertising	3,594.15						3,594.15					3,594.15	—		3,594.15
Bank Charges	3,394.00	3,327.00	10.00	21.00	12.00	15.00	—		9.00			3,394.00	—	—	3,394.00
Claims Funding*	2,016.56						2,016.56					2,016.56	—		2,016.56
Company Auto	50.59						50.59					50.59	—	—	50.59
Computer Costs	11,600.00						11,600.00					11,600.00	—	—	11,600.00
Dues And Subscriptions	—						—					—	—	—	—
Employee Reimbursements - collections exp	—						—					—	—	—	—
Equipment Rental	—						—					—	—	—	—
Fixed Assets	13,326.59						13,326.59					13,326.59	—	—	13,326.59
Forms & Printing	925.23						925.23					925.23	—	—	925.23
Insurance	51.61						51.61					51.61	—	—	51.61
Meals & Entertainment	83.19						83.19					83.19	—	—	83.19
Miscellaneous	200.00						200.00					200.00	—	—	200.00
Office Expense	109.40						109.40					109.40	—	—	109.40
Postage	298.37						298.37					298.37	—	—	298.37
Prepaid Expenses	—						—					—	—	—	—
Prepaid Software ABS	709.98						709.98					709.98	—	—	709.98
Professional Fees-Ordinary Course	—						—					—	—	—	—
Rent	8,058.18						8,058.18					8,058.18	—	—	8,058.18
Repairs & Maintenance	547.17						547.17					547.17	—	—	547.17
Roadgard	—						—					—	—	—	—
Seminars & Meetings	—						—					—	—	—	—
Taxes & Licenses	150.00						150.00					150.00	—	—	150.00
Telephone	5,218.86						5,218.86					5,218.86	—	—	5,218.86
Temporary Agency Staff	—						—					—	—	—	—
Travel	—						—					—	—	—	—
Utilities	102.36						102.36					102.36	—	—	102.36
Interest to Finova	—						—					—	—	—	—
Payroll Paid TTG	—						—					—	—	—	—
Payroll Paid SMC	43,872.53						—	43,872.53				—	43,872.53	—	43,872.53
Restructuring Officer	—						—					—	—	—	—
Insurance Renewal	—						—					—	—	—	—
Voyager Payment	—						—					—	—	—	—
Pre-Filing Prepays	—						—					—	—	—	—
Deposit to Lender	—						—					—	—	—	—
US Trustee	—						—					—	—	—	—
Bankruptcy Professionals	—						—					—	—	—	—
Other	—						—					—	—	—	—

Total Other Cash Disbursements	94,308.77	3,327.00	10.00	21.00	12.00	15.00	47,042.24	43,872.53	9.00	—		50,436.24	43,872.53	—	94,308.77

												—	—	—	—

TOTAL ALL CASH DISBURSE- MENTS	271,051.76	3,327.00	10.00	21.00	12.00	15.00	223,785.23	43,872.53	9.00	—		227,179.23	43,872.53	—	271,051.76

															—

	70,198.13	34,090.10	90.00	10,100.86	8,487.01	7,239.37	—	—	6,055.50	4,135.29		70,198.13	—	—	70,198.13

Ending Bank Balance per bank rec.	70,198.13	34,090.10	90.00	10,100.86	8,487.01	7,239.37			6,055.50	4,135.29

In re:	Case No.	03-13212
Southern Finance of South Carolina, Inc.	Jointly Administered
SEE ATTACHED SCHEDULES	Reporting Period	June-04

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cumulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month
Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)
Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs
Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Net Cash Flow
(Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements	2,176,037.38
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)
Total Disbursements for calculating US Trustee Quarterly Fees	$2,176,037.38

FORM MOR-1

THE THAXTON GROUP
Cash Disbursements for Southern Finance - SC			Case	#	03-13212	Case No.	03-13212
Monthly Court Report for		June-04
FED ID#	57-0827143

	Consolidated Totals	Peoples 1170002977	Exchange Bank of S.C. 510004702501	BB&T 5125815210	Regions Bank 3858010811	South Carolina Bank and Trust 270002033	WACHOVIA DISBURSEMENT ACCOUNTS	WACHOVIA PAYROLL ACCOUNTS
Beginning Cash Position	504,266.49	4,379.62	7,670.83	35,228.04	341,362.68	24,853.31		—

	—
TICO Cash Collected	—
SM Cash Collected	2,480,932.29	49,588.53	58,215.50	46,469.50	1,925,979.42	86,127.92	2,081.28
TIG Cash Collected	—
TPF Cash Collected	—
TCL Cash Collected	—
Other Income Collected	—

SUBTOTAL	2,480,932.29	49,588.53	58,215.50	46,469.50	1,925,979.42	86,127.92	2,081.28	—

	—
	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	(386,322.87)	(48,740.89)	(61,334.22)	(49,292.09)	(1,995,554.94)	(89,155.50)	1,818,147.83	355,790.27
	—
	—
	—
	—

Total Cash Receipts and Transfers	2,094,609.42	847.64	(3,118.72)	(2,822.59)	(69,575.52)	(3,027.58)	1,820,229.11	355,790.27

Cash Disbursements - Loans
Loan Proceeds Checks	1,388,611.70						1,388,611.70
Expenses related to Loans	93,245.23						93,245.23

Subtotal - Loans	1,481,856.93						1,481,856.93

Cash Disbursements - Other
Advertising	18,832.37						18,832.37
Bank Charges	18.00	18.00
Claims Funding*	10,205.06						10,205.06
Company Auto	557.38						557.38
Computer Costs	—						—
Dues And Subscriptions	427.76						427.76
Employee Reimbursements - collections exp	—						—
Equipment Rental	—						—
Fixed Assets	11,640.00						11,640.00
Forms & Printing	13,575.17						13,575.17
Insurance	396.17						396.17
Meals & Entertainment	117.05						117.05
Miscellaneous	184.05						184.05
Office Expense	1,712.30						1,712.30
Postage	5,186.35						5,186.35
Prepaid Expenses	3,181.54						3,181.54
Prepaid Software ABS	4,376.55						4,376.55
Professional Fees-Ordinary Course	40.00						40.00
Rent	34,631.02						34,631.02
Repairs & Maintenance	4,147.93						4,147.93
Roadgard	—						—
Seminars & Meetings	478.38						478.38
Taxes & Licenses	3,157.05						3,157.05
Telephone	23,257.83						23,257.83
Temporary Agency Staff	—						—
Travel	18.99						18.99
Utilities	6,223.50						6,223.50
Interest to Finova	—						—
Payroll Paid TTG	—						—
Payroll Paid SMC	355,790.27						—	355,790.27
Restructuring Officer	—						—
Insurance Renewal	—						—
Voyager Payment	196,025.73						196,025.73
Pre-Filing Prepays	—						—
Deposit to Lender	—						—
US Trustee	—						—
Bankruptcy Professionals	—						—
Other	—						—

Total Other Cash Disbursements	694,180.45	18.00	—	—	—	—	338,372.18	355,790.27

TOTAL ALL CASH DISBURSEMENTS	2,176,037.38	18.00	—	—	—	—	1,820,229.11	355,790.27

	422,838.53	5,209.26	4,552.11	32,405.45	271,787.16	21,825.73	—	—

Book Balance per bank rec.	422,838.53	5,209.26	4,552.11	32,405.45	271,787.16	21,825.73

	South Carolina Bank and Trust 270002041	South Carolina Bank and Trust 270002058	Palmetto Bank 11055855	Operating	Payroll	Other	Total
Beginning Cash Position	32,904.68	29,715.65	28,151.68	504,266.49	—	—	504,266.49

					—	—	—
TICO Cash Collected				—	—	—	—
SM Cash Collected	67,760.03	53,036.95	191,673.16	2,480,932.29	—	—	2,480,932.29
TIG Cash Collected				—	—	—	—
TPF Cash Collected				—	—	—	—
TCL Cash Collected				—	—	—	—
Other Income Collected				—	—	—	—

SUBTOTAL	67,760.03	53,036.95	191,673.16	2,480,932.29	—	—	2,480,932.29

				—	—	—	—
				—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	(70,654.95)	(55,256.27)	(190,272.11)	(742,113.14)	355,790.27	—	(386,322.87)
				—	—	—	—
				—	—	—	—
				—	—	—	—
				—	—	—	—

Total Cash Receipts and Transfers	(2,894.92)	(2,219.32)	1,401.05	1,738,819.15	355,790.27	—	2,094,609.42

Cash Disbursements - Loans				—
				—
				—
Loan Proceeds Checks				1,388,611.70			1,388,611.70
Expenses related to Loans				93,245.23			93,245.23

Subtotal - Loans				1,481,856.93			1,481,856.93

Cash Disbursements - Other				—
				—
				—
Advertising				18,832.37			18,832.37
Bank Charges				18.00	—	—	18.00
Claims Funding*				10,205.06			10,205.06
Company Auto				557.38	—	—	557.38
Computer Costs				—	—	—	—
Dues And Subscriptions				427.76	—	—	427.76
Employee Reimbursements - collections exp				—	—	—	—
Equipment Rental				—	—	—	—
Fixed Assets				11,640.00	—	—	11,640.00
Forms & Printing				13,575.17	—	—	13,575.17
Insurance				396.17	—	—	396.17
Meals & Entertainment				117.05	—	—	117.05
Miscellaneous				184.05	—	—	184.05
Office Expense				1,712.30	—	—	1,712.30
Postage				5,186.35	—	—	5,186.35
Prepaid Expenses				3,181.54	—	—	3,181.54
Prepaid Software ABS				4,376.55	—	—	4,376.55
Professional Fees-Ordinary Course				40.00	—	—	40.00
Rent				34,631.02	—	—	34,631.02
Repairs & Maintenance				4,147.93	—	—	4,147.93
Roadgard				—	—	—	—
Seminars & Meetings				478.38	—	—	478.38
Taxes & Licenses				3,157.05	—	—	3,157.05
Telephone				23,257.83	—	—	23,257.83
Temporary Agency Staff				—	—	—	—
Travel				18.99	—	—	18.99
Utilities				6,223.50	—	—	6,223.50
Interest to Finova				—	—	—	—
Payroll Paid TTG				—	—	—	—
Payroll Paid SMC				—	355,790.27	—	355,790.27
Restructuring Officer				—	—	—	—
Insurance Renewal				—	—	—	—
Voyager Payment				196,025.73	—	—	196,025.73
Pre-Filing Prepays				—	—	—	—
Deposit to Lender				—	—	—	—
US Trustee				—	—	—	—
Bankruptcy Professionals				—	—	—	—
Other				—	—	—	—

Total Other Cash Disbursements	—	—	—	694,180.45	—	—	694,180.45

				—	—	—	—

TOTAL ALL CASH DISBURSEMENTS	—	—	—	1,820,247.11	355,790.27	—	2,176,037.38

	30,009.76	27,496.33	29,552.73	422,838.53	—	—	422,838.53

Book Balance per bank rec.	30,009.76	27,496.33	29,552.73

In re:	Case No.	03-13211
Covington Credit of Texas, Inc.	Jointly Administered
SEE ATTACHED SCHEDULES	Reporting Period	June-04

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH – ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cumulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month
Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)
Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs
Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Net Cash Flow
(Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements	2,303,463.78
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)
Total Disbursements for calculating US Trustee Quarterly Fees	$2,303,463.78

FORM MOR-1

THE THAXTON GROUP
Cash Disbursements for Covington Credit of Texas			Case #	03-13211
Monthly Court Report for		June-04
FED ID#	57-1002963				TX State Bank

	Consolidated Totals	1st Commerce Bank 350188	1st Commerce Bank 381959	American Bank of Texas 1002218089	American National Bank 0010944	Bank of Texas 3000010649	Community Bank & Trust 100102889	First State Bank 2702488	Frost National Bank 460020362	Hibernia National Bank 04122623
Beginning Cash Position	358,677.98	4,001.34	3,250.87	7,899.99	5,049.44	4,063.23	4,333.40	11,980.16	8,038.83	14,073.68

	—
TICO Cash Collected	—
SM Cash Collected	2,482,778.73	38,834.34	50,003.34	41,550.09	57,462.24	41,986.14	62,280.80	51,924.54	40,019.07	35,671.91
TIG Cash Collected	—
TPF Cash Collected	—
TCL Cash Collected	—
Other Income Collected	—

SUBTOTAL	2,482,778.73	38,834.34	50,003.34	41,550.09	57,462.24	41,986.14	62,280.80	51,924.54	40,019.07	35,671.91

	—
	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	(197,149.57)	(32,847.17)	(44,410.28)	(43,116.15)	(58,805.52)	(38,557.34)	(63,117.74)	(52,764.59)	(41,424.21)	(34,579.34)
	—					—
	—
	—
	—

Total Cash Receipts and Transfers	2,285,629.16	5,987.17	5,593.06	(1,566.06)	(1,343.28)	3,428.80	(836.94)	(840.05)	(1,405.14)	1,092.57

Cash Disbursements - Loans
Loan Proceeds Checks	1,643,134.23
Expenses related to Loans	77,013.85

Subtotal - Loans	1,720,148.08	—	—	—	—	—	—	—	—	—

Cash Disbursements - Other
Advertising	26,020.93
Bank Charges	226.50	9.75	15.00	42.00	15.00			14.50		7.00
Claims Funding*	22,000.85
Company Auto	371.11
Computer Costs	—
Dues And Subscriptions	389.24
Employee Reimbursements - collections exp	—
Equipment Rental	—
Fixed Assets	4,275.00
Forms & Printing	14,597.37
Insurance	499.68
Meals & Entertainment	209.38
Miscellaneous	2,128.10
Office Expense	1,728.07
Postage	3,773.44
Prepaid Expenses	1,621.45
Prepaid Software ABS	6,153.16
Professional Fees-Ordinary Course	—
Rent	52,545.37
Repairs & Maintenance	4,379.72
Roadgard	—
Seminars & Meetings	110.00
Taxes & Licenses	668.33
Telephone	34,154.06
Temporary Agency Staff	—
Travel	61.01
Utilities	8,825.77
Interest to Finova	—
Payroll Paid TTG	—
Payroll Paid SMC	398,577.16
Restructuring Officer	—
Insurance Renewal	—
Voyager Payment	—
Pre-Filing Prepays	—
Deposit to Lender	—
US Trustee	—
Bankruptcy Professionals	—
Other	—

Total Other Cash Disbursements	583,315.70	9.75	15.00	42.00	15.00	—	—	14.50	—	7.00

TOTAL ALL CASH DISBURSEMENTS	2,303,463.78	9.75	15.00	42.00	15.00	—	—	14.50	—	7.00

	340,843.36	9,978.76	8,828.93	6,291.93	3,691.16	7,492.03	3,496.46	11,125.61	6,633.69	15,159.25

Book Balance per bank rec.	340,843.36	9,978.76	8,828.93	6,291.93	3,691.16	7,492.03	3,496.46	11,125.61	6,633.69	15,159.25

THE THAXTON GROUP
Cash Disbursements for Covington Credit of Texas
Monthly Court Report for
FED ID#

	International Bank of Commerce 9004201	Kleberg First National Bank 123390	Liberty Bank 2102872900	Liberty National Bank 126979	Prosperity Bank 2794981	Prosperity Bank 2795011	Prosperity Bank 2795791	Prosperity Bank 75137494	Union Planter’s Bank 0080129775	WACHOVIA DISBURSEMENT ACCOUNTS	WACHOVIA PAYROLL ACCOUNTS	Wells Fargo 4231233624
Beginning Cash Position	77,742.00	6,585.28	7,087.83	9,636.66	11,500.57	5,062.59	5,214.30	6,566.40	9,057.11		—	16,357.32

TICO Cash Collected							—
SM Cash Collected	606,604.51	50,196.65	37,810.41	40,076.33	30,738.53	49,105.34	51,432.33	27,054.63	48,659.56	526,004.45		51,509.37
TIG Cash Collected
TPF Cash Collected
TCL Cash Collected							—
Other Income Collected

SUBTOTAL	606,604.51	50,196.65	37,810.41	40,076.33	30,738.53	49,105.34	51,432.33	27,054.63	48,659.56	526,004.45	—	51,509.37

GENERAL LEDGER DEPOSITS AND TRANSFERS	(615,502.91)	(52,372.11)	(37,050.36)	(41,156.94)	(33,352.65)	(49,182.00)	(54,174.16)	(26,593.32)	(50,127.70)	1,378,655.67	398,577.16	(52,424.17)

Total Cash Receipts and Transfers	(8,898.40)	(2,175.46)	760.05	(1,080.61)	(2,614.12)	(76.66)	(2,741.83)	461.31	(1,468.14)	1,904,660.12	398,577.16	(914.80)

Cash Disbursements - Loans
Loan Proceeds Checks										1,643,134.23
Expenses related to Loans										77,013.85

Subtotal - Loans	—	—	—	—	—	—	—	—	—	1,720,148.08	—	—

Cash Disbursements - Other
Advertising										26,020.93
Bank Charges			10.00	5.00	9.00	20.25	13.50	4.50	25.00
Claims Funding*										22,000.85
Company Auto										371.11
Computer Costs										—
Dues And Subscriptions										389.24
Employee Reimbursements - collections exp										—
Equipment Rental										—
Fixed Assets										4,275.00
Forms & Printing										14,597.37
Insurance										499.68
Meals & Entertainment										209.38
Miscellaneous										2,128.10
Office Expense										1,728.07
Postage										3,773.44
Prepaid Expenses										1,621.45
Prepaid Software ABS										6,153.16
Professional Fees-Ordinary Course										—
Rent										52,545.37
Repairs & Maintenance										4,379.72
Roadgard										—
Seminars & Meetings										110.00
Taxes & Licenses										668.33
Telephone										34,154.06
Temporary Agency Staff										—
Travel										61.01
Utilities										8,825.77
Interest to Finova										—
Payroll Paid TTG										—
Payroll Paid SMC											398,577.16
Restructuring Officer										—
Insurance Renewal										—
Voyager Payment										—
Pre-Filing Prepays										—
Deposit to Lender										—
US Trustee										—
Bankruptcy Professionals										—
Other										—

Total Other Cash Disbursements	—	—	10.00	5.00	9.00	20.25	13.50	4.50	25.00	184,512.04	398,577.16	—

TOTAL ALL CASH DISBURSEMENTS	—	—	10.00	5.00	9.00	20.25	13.50	4.50	25.00	1,904,660.12	398,577.16	—

	68,843.60	4,409.82	7,837.88	8,551.05	8,877.45	4,965.68	2,458.97	7,023.21	7,563.97	—	—	15,442.52

Book Balance per bank rec.	68,843.60	4,409.82	7,837.88	8,551.05	8,877.45	4,965.68	2,458.97	7,023.21	7,563.97			15,442.52

THE THAXTON GROUP
Cash Disbursements for Covington Credit of Texas
Monthly Court Report for
FED ID#

	Wells Fargo 4231337470	Wells Fargo 5505312659	Wells Fargo 5690474692	Wells Fargo 5880617148	Wells Fargo 7390259432	First National Bank Texas 001100998
Beginning Cash Position	17,626.51	20,019.78	12,073.80	14,288.61	21,160.80	56,007.48

TICO Cash Collected
SM Cash Collected	51,192.62	29,806.50	41,242.19	43,740.50	53,879.44	323,992.90
TIG Cash Collected
TPF Cash Collected
TCL Cash Collected
Other Income Collected
SUBTOTAL	51,192.62	29,806.50	41,242.19	43,740.50	53,879.44	323,992.90

GENERAL LEDGER DEPOSITS AND TRANSFERS	(51,543.60)	(29,296.66)	(41,810.95)	(43,580.90)	(52,867.05)	(333,724.58)

Total Cash Receipts and Transfers	(350.98)	509.84	(568.76)	159.60	1,012.39	(9,731.68)

Cash Disbursements - Loans
Loan Proceeds Checks
Expenses related to Loans

Subtotal - Loans	—	—	—	—	—	—

Cash Disbursements - Other
Advertising
Bank Charges			36.00
Claims Funding*
Company Auto
Computer Costs
Dues And Subscriptions
Employee Reimbursements - collections exp
Equipment Rental
Fixed Assets
Forms & Printing
Insurance
Meals & Entertainment
Miscellaneous
Office Expense
Postage
Prepaid Expenses
Prepaid Software ABS
Professional Fees-Ordinary Course
Rent
Repairs & Maintenance
Roadgard
Seminars & Meetings
Taxes & Licenses
Telephone
Temporary Agency Staff
Travel
Utilities
Interest to Finova
Payroll Paid TTG
Payroll Paid SMC
Restructuring Officer
Insurance Renewal
Voyager Payment
Pre-Filing Prepays
Deposit to Lender
US Trustee
Bankruptcy Professionals
Other

Total Other Cash Disbursements	—	—	36.00	—	—	—

TOTAL ALL CASH DISBURSEMENTS	—	—	36.00	—	—	—

	17,275.53	20,529.62	11,469.04	14,448.21	22,173.19	46,275.80

Book Balance per bank rec.	17,275.53	20,529.62	11,469.04	14,448.21	22,173.19	46,275.80

THE THAXTON GROUP
Cash Disbursements for Covington Credit of Texas	Case No.	03-13211
Monthly Court Report for
FED ID#

	Operating	Payroll	Other	Total
Beginning Cash Position	358,677.98	—	—	358,677.98

		—	—	—
TICO Cash Collected	—	—	—	—
SM Cash Collected	2,482,778.73	—	—	2,482,778.73
TIG Cash Collected	—	—	—	—
TPF Cash Collected	—	—	—	—
TCL Cash Collected	—	—	—	—
Other Income Collected	—	—	—	—

SUBTOTAL	2,482,778.73	—	—	2,482,778.73

	—	—	—	—
	—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	(595,726.73)	398,577.16	—	(197,149.57)
	—	—	—	—
	—	—	—	—
	—	—	—	—
	—	—	—	—

Total Cash Receipts and Transfers	1,887,052.00	398,577.16	—	2,285,629.16

		—
Cash Disbursements - Loans		—
	—	—
Loan Proceeds Checks	1,643,134.23	—		1,643,134.23
Expenses related to Loans	77,013.85	—		77,013.85

Subtotal - Loans	1,720,148.08	—	—	1,720,148.08

		—
		—
Cash Disbursements - Other		—
Advertising	26,020.93	—	—	26,020.93
Bank Charges	226.50		—	226.50
Claims Funding*	22,000.85	—		22,000.85
Company Auto	371.11	—	—	371.11
Computer Costs	—	—	—	—
Dues And Subscriptions	389.24	—	—	389.24
Employee Reimbursements - collections exp	—	—	—	—
Equipment Rental	—	—	—	—
Fixed Assets	4,275.00	—	—	4,275.00
Forms & Printing	14,597.37	—	—	14,597.37
Insurance	499.68	—	—	499.68
Meals & Entertainment	209.38	—	—	209.38
Miscellaneous	2,128.10	—	—	2,128.10
Office Expense	1,728.07	—	—	1,728.07
Postage	3,773.44	—	—	3,773.44
Prepaid Expenses	1,621.45	—	—	1,621.45
Prepaid Software ABS	6,153.16	—	—	6,153.16
Professional Fees-Ordinary Course	—	—	—	—
Rent	52,545.37	—	—	52,545.37
Repairs & Maintenance	4,379.72	—	—	4,379.72
Roadgard	—	—	—	—
Seminars & Meetings	110.00	—	—	110.00
Taxes & Licenses	668.33	—	—	668.33
Telephone	34,154.06	—	—	34,154.06
Temporary Agency Staff	—	—	—	—
Travel	61.01	—	—	61.01
Utilities	8,825.77	—	—	8,825.77
Interest to Finova	—	—	—	—
Payroll Paid TTG	—	—	—	—
Payroll Paid SMC	—	398,577.16	—	398,577.16
Restructuring Officer	—	—	—	—
Insurance Renewal	—	—	—	—
Voyager Payment	—	—	—	—
Pre-Filing Prepays	—	—	—	—
Deposit to Lender	—	—	—	—
US Trustee	—	—	—	—
Bankruptcy Professionals	—	—	—	—
Other	—	—	—	—

Total Other Cash Disbursements	184,738.54	398,577.16	—	583,315.70

	—		—	—

TOTAL ALL CASH DISBURSEMENTS	1,904,886.62	398,577.16	—	2,303,463.78

	340,843.36	—	—	340,843.36

Book Balance per bank rec.

In re:	Case No.	03-13213
Quick Credit Corporation, Inc.	Jointly Administered
SEE ATTACHED SCHEDULES	Reporting Period	June-04

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cumulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month
Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)
Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs
Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Net Cash Flow
(Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements	1,180,182.50
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)
Total Disbursements for calculating US Trustee Quarterly Fees	$1,180,182.50

FORM MOR-1

THE THAXTON GROUP
Cash Disbursements for Quick Credit Corporation, Inc.			Case #	03-13213	Case No.	03-13213
Monthly Court Report for		June-04
FED ID#	57-0857420

	Consolidated Totals	WACHOVIA DEPOSITORY ACCOUNTS	WACHOVIA DISBURSEMENT ACCOUNTS	WACHOVIA PAYROLL ACCOUNTS	Operating	Payroll	Other	Total
Beginning Cash Position	—				—	—	—	—

	—					—	—	—
TICO Cash Collected	—				—	—	—	—
SM Cash Collected	1,315,433.74	1,315,433.74			1,315,433.74	—	—	1,315,433.74
TIG Cash Collected	—				—	—	—	—
TPF Cash Collected	—				—	—	—	—
TCL Cash Collected	—				—	—	—	—
Other Income Collected	—				—	—	—	—

SUBTOTAL	1,315,433.74	1,315,433.74	—	—	1,315,433.74	—	—	1,315,433.74

	—				—	—	—	—
	—				—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	(135,251.24)	(1,315,433.74)	1,002,074.54	178,107.96	(313,359.20)	178,107.96	—	(135,251.24)
	—				—	—	—	—
	—				—	—	—	—
	—				—	—	—	—
	—				—	—	—	—

Total Cash Receipts and Transfers	1,180,182.50	—	1,002,074.54	178,107.96	1,002,074.54	178,107.96	—	1,180,182.50

Cash Disbursements - Loans
Loan Proceeds Checks	763,319.00		763,319.00		763,319.00			763,319.00
Expenses related to Loans	48,259.20		48,259.20		48,259.20			48,259.20

Subtotal - Loans	811,578.20	—	811,578.20	—	811,578.20	—	—	811,578.20

			—		—			—
			—		—			—
Cash Disbursements - Other			—		—			—
Advertising	11,569.01		11,569.01		11,569.01			11,569.01
Bank Charges	—		—		—	—	—	—
Claims Funding*	7,627.96		7,627.96		7,627.96			7,627.96
Company Auto	387.01		387.01		387.01	—	—	387.01
Computer Costs	—		—		—	—	—	—
Dues And Subscriptions	179.03		179.03		179.03	—	—	179.03
Employee Reimbursements - collections exp	—		—		—	—	—	—
Equipment Rental	—		—		—	—	—	—
Fixed Assets	791.01		791.01		791.01	—	—	791.01
Forms & Printing	5,861.05		5,861.05		5,861.05	—	—	5,861.05
Insurance	234.78		234.78		234.78	—	—	234.78
Meals & Entertainment	187.21		187.21		187.21	—	—	187.21
Miscellaneous	219.05		219.05		219.05	—	—	219.05
Office Expense	545.65		545.65		545.65	—	—	545.65
Postage	4,541.88		4,541.88		4,541.88	—	—	4,541.88
Prepaid Expenses	2,322.70		2,322.70		2,322.70	—	—	2,322.70
Prepaid Software ABS	2,721.59		2,721.59		2,721.59	—	—	2,721.59
Professional Fees-Ordinary Course	—		—		—	—	—	—
Rent	21,872.25		21,872.25		21,872.25	—	—	21,872.25
Repairs & Maintenance	2,804.82		2,804.82		2,804.82	—	—	2,804.82
Roadgard	—		—		—	—	—	—
Seminars & Meetings	328.98		328.98		328.98	—	—	328.98
Taxes & Licenses	841.72		841.72		841.72	—	—	841.72
Telephone	16,833.91		16,833.91		16,833.91	—	—	16,833.91
Temporary Agency Staff	—		—		—	—	—	—
Travel	191.58		191.58		191.58	—	—	191.58
Utilities	3,738.14		3,738.14		3,738.14	—	—	3,738.14
Interest to Finova	—		—		—	—	—	—
Payroll Paid TTG	—		—		—	—	—	—
Payroll Paid SMC	178,107.96		—	178,107.96	—	178,107.96	—	178,107.96
Restructuring Officer	—		—		—	—	—	—
Insurance Renewal	—		—		—	—	—	—
Voyager Payment	106,697.01		106,697.01		106,697.01	—	—	106,697.01
Pre-Filing Prepays	—		—		—	—	—	—
Deposit to Lender	—		—		—	—	—	—
US Trustee	—		—		—	—	—	—
Bankruptcy Professionals	—		—		—	—	—	—
Other	—		—		—	—	—	—

Total Other Cash Disbursements	368,604.30	—	190,496.34	178,107.96	190,496.34	178,107.96	—	368,604.30

TOTAL ALL CASH DISBURSEMENTS	1,180,182.50	—	1,002,074.54	178,107.96	1,002,074.54	178,107.96	—	1,180,182.50

	—	—	—	—	—	—	—	—

Book Balance per bank rec.	—

In re:	Case No.	03-13209
Covington Credit of Georgia, Inc.	Jointly Administered
SEE ATTACHED SCHEDULES	Reporting Period	June-04

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cumulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month
Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)
Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs
Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Net Cash Flow
(Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements	1,333,065.73
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)
Total Disbursements for calculating US Trustee Quarterly Fees	$1,333,065.73

FORM MOR-1

THE THAXTON GROUP
Cash Disbursements for Covington Credit of GA			Case #	03-13209	Case No.	03-13209
Monthly Court Report for		June-04
FED ID#	58-1435012

	Consolidated Totals	Bank of Perry 429068	Flag Financial Corp 0189003751	WACHOVIA DISBURSEMENT ACCOUNTS	WACHOVIA PAYROLL ACCOUNTS	Operating	Payroll	Other	Total
Beginning Cash Position	23,474.58	5,749.56	17,725.02	—	—	23,474.58	—	—	23,474.58

	—						—	—	—
TICO Cash Collected	—					—	—	—	—
SM Cash Collected	1,330,805.88	41,482.03	105,659.15	1,183,664.70		1,330,805.88	—	—	1,330,805.88
TIG Cash Collected	—					—	—	—	—
TPF Cash Collected	—					—	—	—	—
TCL Cash Collected	—					—	—	—	—
Other Income Collected	—					—	—	—	—

SUBTOTAL	1,330,805.88	41,482.03	105,659.15	1,183,664.70	—	1,330,805.88	—	—	1,330,805.88

	—					—	—	—	—
	—					—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	12,357.11	(42,126.60)	(94,917.32)	(39,221.27)	188,622.30	(176,265.19)	188,622.30	—	12,357.11
	—					—	—	—	—
	—					—	—	—	—
	—					—	—	—	—
	—					—	—	—	—

Total Cash Receipts and Transfers	1,343,162.99	(644.57)	10,741.83	1,144,443.43	188,622.30	1,154,540.69	188,622.30	—	1,343,162.99

Cash Disbursements - Loans
						—
Loan Proceeds Checks	740,279.06			740,279.06		740,279.06			740,279.06
Expenses related to Loans	67,330.41			67,330.41		67,330.41			67,330.41

Subtotal - Loans	807,609.47	—	—	807,609.47	—	807,609.47	—	—	807,609.47

	—					—
	—					—
Cash Disbursements - Other	—					—
Advertising	11,807.12			11,807.12		11,807.12			11,807.12
Bank Charges	100.00			100.00		100.00	—	—	100.00
Claims Funding*	4,361.03			4,361.03		4,361.03			4,361.03
Company Auto	662.66			662.66		662.66	—	—	662.66
Computer Costs	—			—		—	—	—	—
Dues And Subscriptions	30.00			30.00		30.00	—	—	30.00
Employee Reimbursements - collections exp	—			—		—	—	—	—
Equipment Rental	—			—		—	—	—	—
Fixed Assets	524.30			524.30		524.30	—	—	524.30
Forms & Printing	6,618.82			6,618.82		6,618.82	—	—	6,618.82
Insurance	613.55			613.55		613.55	—	—	613.55
Meals & Entertainment	194.82			194.82		194.82	—	—	194.82
Miscellaneous	385.00			385.00		385.00	—	—	385.00
Office Expense	627.55			627.55		627.55	—	—	627.55
Postage	2,049.81			2,049.81		2,049.81	—	—	2,049.81
Prepaid Expenses	16.68			16.68		16.68	—	—	16.68
Prepaid Software ABS	2,603.26			2,603.26		2,603.26	—	—	2,603.26
Professional Fees-Ordinary Course	52.00			52.00		52.00	—	—	52.00
Rent	23,896.74			23,896.74		23,896.74	—	—	23,896.74
Repairs & Maintenance	2,547.59			2,547.59		2,547.59	—	—	2,547.59
Roadgard	—			—		—	—	—	—
Seminars & Meetings	868.61			868.61		868.61	—	—	868.61
Taxes & Licenses	6,296.45			6,296.45		6,296.45	—	—	6,296.45
Telephone	15,308.74			15,308.74		15,308.74	—	—	15,308.74
Temporary Agency Staff	80.00			80.00		80.00	—	—	80.00
Travel	148.82			148.82		148.82	—	—	148.82
Utilities	4,712.70			4,712.70		4,712.70	—	—	4,712.70
Interest to Finova	—			—		—	—	—	—
Payroll Paid TTG	—			—		—	—	—	—
Payroll Paid SMC	188,622.30			—	188,622.30	—	188,622.30	—	188,622.30
Restructuring Officer	—			—		—	—	—	—
Insurance Renewal	—			—		—	—	—	—
Voyager Payment	252,327.71			252,327.71		252,327.71	—	—	252,327.71
Pre-Filing Prepays	—			—		—	—	—	—
Deposit to Lender	—			—		—	—	—	—
US Trustee	—			—		—	—	—	—
Bankruptcy Professionals	—			—		—	—	—	—
Other	—			—		—	—	—	—

Total Other Cash Disbursements	525,456.26	—	—	336,833.96	188,622.30	336,833.96	188,622.30	—	525,456.26

						—	—	—	—

TOTAL ALL CASH DISBURSEMENTS	1,333,065.73	—	—	1,144,443.43	188,622.30	1,144,443.43	188,622.30	—	1,333,065.73

	33,571.84	5,104.99	28,466.85	—	—	33,571.84	—	—	33,571.84

Book Balance per bank rec.	33,571.84	5,104.99	28,466.85

In re:	Case No.	03-13206
Southern Finance of Tennessee, Inc.	Jointly Administered
SEE ATTACHED SCHEDULES	Reporting Period	June-04

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cumulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month
Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)
Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs
Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Net Cash Flow
(Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements	790,564.40
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)
Total Disbursements for calculating US Trustee Quarterly Fees	$790,564.40

FORM MOR-1

THE THAXTON GROUP
Cash Disbursements for Southern Finance of TN			Case #	03-13206	Case No.	03-13206
Monthly Court Report for		June-04
FED ID#	62-1618281

	Consolidated Totals	Peoples 5003363	Union Planters 3600381309	WACHOVIA DISBURSEMENT ACCOUNTS	WACHOVIA PAYROLL ACCOUNTS	First Tennessee 103193515	Operating	Payroll	Other	Total
Beginning Cash Position	253,678.67	105,046.37	73,641.84	—	—	74,990.46	253,678.67	—	—	253,678.67

	—						—	—	—	—
TICO Cash Collected	—						—	—	—	—
SM Cash Collected	869,006.65	41,827.99	28,760.95	239,272.28		559,145.43	869,006.65	—	—	869,006.65
TIG Cash Collected	—						—	—	—	—
TPF Cash Collected	—						—	—	—	—
TCL Cash Collected	—						—	—	—	—
Other Income Collected	—						—	—	—	—

SUBTOTAL	869,006.65	41,827.99	28,760.95	239,272.28	—	559,145.43	869,006.65	—	—	869,006.65

	—						—	—	—	—
	—						—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	(90,010.60)	(43,483.94)	(28,744.14)	430,216.17	121,039.95	(569,038.64)	(211,050.55)	121,039.95	—	(90,010.60)
	—						—	—	—	—
	—						—	—	—	—
	—						—	—	—	—
	—						—	—	—	—

Total Cash Receipts and Transfers	778,996.05	(1,655.95)	16.81	669,488.45	121,039.95	(9,893.21)	657,956.10	121,039.95	—	778,996.05

							—
Cash Disbursements - Loans							—
							—
Loan Proceeds Checks	576,161.62			576,161.62			576,161.62			576,161.62
Expenses related to Loans	30,833.86			30,833.86			30,833.86			30,833.86

Subtotal - Loans	606,995.48	—	—	606,995.48	—	—	606,995.48	—	—	606,995.48

							—
							—
Cash Disbursements - Other							—
Advertising	9,287.33			9,287.33			9,287.33			9,287.33
Bank Charges	36.00	30.00	6.00	—			36.00	—	—	36.00
Claims Funding*	5,486.97			5,486.97			5,486.97			5,486.97
Company Auto	419.00			419.00			419.00	—	—	419.00
Computer Costs	—			—			—	—	—	—
Dues And Subscriptions	—			—			—	—	—	—
Employee Reimbursements - collections exp	—			—			—	—	—	—
Equipment Rental	—			—			—	—	—	—
Fixed Assets	6,080.00			6,080.00			6,080.00	—	—	6,080.00
Forms & Printing	3,915.33			3,915.33			3,915.33	—	—	3,915.33
Insurance	127.99			127.99			127.99	—	—	127.99
Meals & Entertainment	168.06			168.06			168.06	—	—	168.06
Miscellaneous	105.00			105.00			105.00	—	—	105.00
Office Expense	722.25			722.25			722.25	—	—	722.25
Postage	393.75			393.75			393.75	—	—	393.75
Prepaid Expenses	—			—			—	—	—	—
Prepaid Software ABS	1,656.62			1,656.62			1,656.62	—	—	1,656.62
Professional Fees-Ordinary Course	—			—			—	—	—	—
Rent	17,837.67			17,837.67			17,837.67	—	—	17,837.67
Repairs & Maintenance	1,129.07			1,129.07			1,129.07	—	—	1,129.07
Roadgard	—			—			—	—	—	—
Seminars & Meetings	—			—			—	—	—	—
Taxes & Licenses	—			—			—	—	—	—
Telephone	12,615.90			12,615.90			12,615.90	—	—	12,615.90
Temporary Agency Staff	—			—			—	—	—	—
Travel	560.71			560.71			560.71	—	—	560.71
Utilities	1,987.32			1,987.32			1,987.32	—	—	1,987.32
Interest to Finova	—			—			—	—	—	—
Payroll Paid TTG	—			—			—	—	—	—
Payroll Paid SMC	121,039.95			—	121,039.95		—	121,039.95	—	121,039.95
Restructuring Officer	—			—			—	—	—	—
Insurance Renewal	—			—			—	—	—	—
Voyager Payment	—			—			—	—	—	—
Pre-Filing Prepays	—			—			—	—	—	—
Deposit to Lender	—			—			—	—	—	—
US Trustee	—			—			—	—	—	—
Bankruptcy Professionals	—			—			—	—	—	—
Other	—			—			—	—	—	—

Total Other Cash Disbursements	183,568.92	30.00	6.00	62,492.97	121,039.95	—	62,528.97	121,039.95	—	183,568.92

							—

TOTAL ALL CASH DISBURSEMENTS	790,564.40	30.00	6.00	669,488.45	121,039.95	—	669,524.45	121,039.95	—	790,564.40

	242,110.32	103,360.42	73,652.65	—	—	65,097.25	242,110.32	—	—	242,110.32

Book Balance per bank rec.	242,110.32	103,360.42	73,652.65			65,097.25

In re:	Case No.	03-13205
Southern Management Corporation	Jointly Administered
SEE ATTACHED SCHEDULES	Reporting Period	June-04

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cumulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month
Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)
Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs
Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Net Cash Flow
(Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements	344,927.45
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)
Total Disbursements for calculating US Trustee Quarterly Fees	$344,927.45

FORM MOR-1

THE THAXTON GROUP
Cash Disbursements for Southern Management Corp			Case No.	03-13205	Case No.	03-13205
Monthly Court Report for		June-04
FED ID#	57-0997623

	Consolidated Totals	BB&T DEBIT CARD ACCT	WACHOVIA DEPOSITORY ACCOUNTS	WACHOVIA DISBURSEMENT ACCOUNTS	WACHOVIA PAYROLL ACCOUNTS	Operating	Payroll	Other	Total
Beginning Cash Position	(916,126.16)	100,213.34	461,551.12	(1,300,891.46)	(176,999.16)	(916,126.16)	—	—	(916,126.16)

	—						—	—	—
TICO Cash Collected	—					—	—	—	—
SM Cash Collected	258,383.17		258,383.17			258,383.17	—	—	258,383.17
TIG Cash Collected	—					—	—	—	—
TPF Cash Collected	—					—	—	—	—
TCL Cash Collected	—					—	—	—	—
Other Income Collected	82.17	82.17				82.17	—	—	82.17

SUBTOTAL	258,465.34	82.17	258,383.17	—	—	258,465.34	—	—	258,465.34

	—					—	—	—	—
	—					—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	526,743.89		(252,129.33)	563,926.14	214,947.08	311,796.81	214,947.08	—	526,743.89
	—					—	—	—	—
	—					—	—	—	—
	—					—	—	—	—
	—					—	—	—	—

Total Cash Receipts and Transfers	785,209.23	82.17	6,253.84	563,926.14	214,947.08	570,262.15	214,947.08	—	785,209.23

Cash Disbursements - Loans
Loan Proceeds Checks	—					—
Expenses related to Loans	3.78			3.78		3.78			3.78

Subtotal - Loans	3.78	—	—	3.78	—	3.78	—	—	3.78

Cash Disbursements - Other	—					—
Advertising	45,418.12			45,418.12		45,418.12			45,418.12
Bank Charges	—			—		—	—	—	—
Claims Funding*	128,606.18			128,606.18		128,606.18			128,606.18
Company Auto	2,728.94			2,728.94		2,728.94	—	—	2,728.94
Computer Costs	—			—		—	—	—	—
Dues And Subscriptions	174.99			174.99		174.99	—	—	174.99
Employee Reimbursements - collections exp	—			—		—	—	—	—
Equipment Rental	2,073.38			2,073.38		2,073.38	—	—	2,073.38
Fixed Assets	—			—		—	—	—	—
Forms & Printing	1,927.35			1,927.35		1,927.35	—	—	1,927.35
Insurance	365.94			365.94		365.94	—	—	365.94
Meals & Entertainment	68.45			68.45		68.45	—	—	68.45
Miscellaneous	35.00			35.00		35.00	—	—	35.00
Office Expense	2,816.49			2,816.49		2,816.49	—	—	2,816.49
Postage	9,090.12			9,090.12		9,090.12	—	—	9,090.12
Prepaid Expenses	7,478.00			7,478.00		7,478.00	—	—	7,478.00
Prepaid Software ABS	2,164.67			2,164.67		2,164.67	—	—	2,164.67
Professional Fees-Ordinary Course	536.56			536.56		536.56	—	—	536.56
Rent	16,451.46			16,451.46		16,451.46	—	—	16,451.46
Repairs & Maintenance	343.88			343.88		343.88	—	—	343.88
Roadgard	—			—		—	—	—	—
Seminars & Meetings	2,977.97			2,977.97		2,977.97	—	—	2,977.97
Taxes & Licenses	84.00			84.00		84.00	—	—	84.00
Telephone	4,928.40			4,928.40		4,928.40	—	—	4,928.40
Temporary Agency Staff	5,362.15			5,362.15		5,362.15	—	—	5,362.15
Travel	339.90			339.90		339.90	—	—	339.90
Utilities	—			—		—	—	—	—
Interest to Finova	—			—		—	—	—	—
Payroll Paid TTG	—			—		—	—	—	—
Payroll Paid SMC	110,951.72			—	110,951.72	—	110,951.72	—	110,951.72
Restructuring Officer	—			—		—	—	—	—
Insurance Renewal	—			—		—	—	—	—
Voyager Payment	—			—		—	—	—	—
Pre-Filing Prepays	—			—		—	—	—	—
Deposit to Lender	—			—		—	—	—	—
US Trustee	—			—		—	—	—	—
Bankruptcy Professionals	—			—		—	—	—	—
Other	—			—		—	—	—	—

Total Other Cash Disbursements	344,923.67	—	—	233,971.95	110,951.72	233,971.95	110,951.72	—	344,923.67

						—	—	—	—

TOTAL ALL CASH DISBURSEMENTS	344,927.45	—	—	233,975.73	110,951.72	233,975.73	110,951.72	—	344,927.45

	(475,844.38)	100,295.51	467,804.96	(970,941.05)	(73,003.80)	(579,839.74)	103,995.36	—	(475,844.38)

Book Balance per bank rec.	(475,844.38)	100,295.51	467,804.96	(970,941.05)	(73,003.80)

In re:	Case No.	03-13207
Southern Financial Management, Inc.	Jointly Administered
SEE ATTACHED SCHEDULES	Reporting Period	June-04

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cumulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month
Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)
Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs
Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Net Cash Flow
(Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements	—
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)
Total Disbursements for calculating US Trustee Quarterly Fees	$0.00

FORM MOR-1

THE THAXTON GROUP
Cash Disbursements for Southern Management - Dormant		Case # 03-13207	Case No. 03-13207
Monthly Court Report for	June-04
FED ID#	57-1013036

	Consolidated Totals							Operating	Payroll	Other	Total
Beginning Cash Position		—	—	—	—	—		—	—	—	—

	—								—	—	—
TICO Cash Collected	—							—	—	—	—
SM Cash Collected	—							—	—	—	—
TIG Cash Collected	—							—	—	—	—
TPF Cash Collected	—							—	—	—	—
TCL Cash Collected	—							—	—	—	—
Other Income Collected	—							—	—	—	—

SUBTOTAL	—	—	—	—	—	—	—	—	—	—	—

	—							—	—	—	—
	—							—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	—							—	—	—	—
								—	—	—	—
	—							—	—	—	—
	—							—	—	—	—
	—							—	—	—	—

Total Cash Receipts and Transfers		—	—		—	—	—		—	—

Cash Disbursements - Loans
Loan Proceeds Checks
Expenses related to Loans

Subtotal - Loans	—	—	—	—	—	—		—	—	—	—

Cash Disbursements - Other
Advertising
Bank Charges				—				—	—	—	—
Claims Funding*	—			—
Company Auto	—			—				—	—	—	—
Computer Costs								—	—	—	—
Dues And Subscriptions								—	—	—	—
Employee Reimbursements - collections exp								—	—	—	—
Equipment Rental								—	—	—	—
Fixed Assets								—	—	—	—
Forms & Printing								—	—	—	—
Insurance								—	—	—	—
Meals & Entertainment								—	—	—	—
Miscellaneous								—	—	—	—
Office Expense								—	—	—	—
Postage								—	—	—	—
Prepaid Expenses								—	—	—	—
Prepaid Software ABS								—	—	—	—
Professional Fees-Ordinary Course								—	—	—	—
Rent								—	—	—	—
Repairs & Maintenance								—	—	—	—
Roadgard								—	—	—	—
Seminars & Meetings								—	—	—	—
Taxes & Licenses								—	—	—	—
Telephone								—	—	—	—
Temporary Agency Staff								—	—	—	—
Travel								—	—	—	—
Utilities								—	—	—	—
Interest to Finova								—	—	—	—
Payroll Paid TTG								—	—	—	—
Payroll Paid SMC								—	—	—	—
Restructuring Officer								—	—	—	—
Insurance Renewal								—	—	—	—
Voyager Payment								—	—	—	—
Pre-Filing Prepays								—	—	—	—
Deposit to Lender								—	—	—	—
US Trustee								—	—	—	—
Bankruptcy Professionals								—	—	—	—
								—	—	—	—

Total Other Cash Disbursements	—	—	—	—	—	—	—	—	—	—	—

								—	—	—	—

TOTAL ALL CASH DISBURSEMENTS	—	—	—	—	—	—	—	—	—	—	—

	—	—	—	—	—	—	—	—	—	—	—

Book Balance per bank rec.			—	—	—

In re:	Case No.	03-13210
Covington Credit of Louisiana, Inc.	Jointly Administered
SEE ATTACHED SCHEDULES	Reporting Period	June-04

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cumulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month
Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)
Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs
Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Net Cash Flow
(Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements	—
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)
Total Disbursements for calculating US Trustee Quarterly Fees	$0.00

FORM MOR-1

THE THAXTON GROUP
Cash Disbursements for Southern Management -Lousiana- InActive		Case # 03-13210	Case No. 03-13210
Monthly Court Report for	June-04
FED ID#	57-1096371

	Consolidated Totals							Operating	Payroll	Other	Total
Beginning Cash Position	—	—	—	—	—	—		—	—	—	—

	—								—	—	—
TICO Cash Collected	—							—	—	—	—
SM Cash Collected	—							—	—	—	—
TIG Cash Collected	—							—	—	—	—
TPF Cash Collected	—							—	—	—	—
TCL Cash Collected	—							—	—	—	—
Other Income Collected	—							—	—	—	—

SUBTOTAL	—	—	—	—	—	—	—	—	—	—	—

	—							—	—	—	—
	—							—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	—							—	—	—	—
	—							—	—	—	—
	—							—	—	—	—
	—							—	—	—	—
	—							—	—	—	—

Total Cash Receipts and Transfers

Cash Disbursements - Loans
Loan Proceeds Checks
Expenses related to Loans

Subtotal - Loans	—	—	—	—	—	—		—	—	—	—

Cash Disbursements - Other
Advertising
Bank Charges	—			—				—	—	—	—
Claims Funding*	—			—
Company Auto	—			—				—	—	—	—
Computer Costs	—			—				—	—	—	—
Dues And Subscriptions	—			—				—	—	—	—
Employee Reimbursements - collections exp								—	—	—	—
Equipment Rental								—	—	—	—
Fixed Assets								—	—	—	—
Forms & Printing								—	—	—	—
Insurance								—	—	—	—
Meals & Entertainment								—	—	—	—
Miscellaneous								—	—	—	—
Office Expense								—	—	—	—
Postage								—	—	—	—
Prepaid Expenses								—	—	—	—
Prepaid Software ABS								—	—	—	—
Professional Fees-Ordinary Course								—	—	—	—
Rent								—	—	—	—
Repairs & Maintenance								—	—	—	—
Roadgard								—	—	—	—
Seminars & Meetings								—	—	—	—
Taxes & Licenses								—	—	—	—
Telephone								—	—	—	—
Temporary Agency Staff								—	—	—	—
Travel								—	—	—	—
Utilities								—	—	—	—
Interest to Finova								—	—	—	—
Payroll Paid TTG								—	—	—	—
Payroll Paid SMC								—	—	—	—
Restructuring Officer								—	—	—	—
Insurance Renewal								—	—	—	—
Voyager Payment								—	—	—	—
Pre-Filing Prepays								—	—	—	—
Deposit to Lender								—	—	—	—
US Trustee								—	—	—	—
Bankruptcy Professionals								—	—	—	—
								—	—	—	—

Total Other Cash Disbursements	—	—	—	—	—	—	—	—	—	—	—

								—	—	—	—

TOTAL ALL CASH DISBURSEMENTS	—	—	—	—	—	—	—	—	—	—	—

	—	—	—	—	—	—	—	—	—	—	—

Book Balance per bank rec.			—	—	—

In re:	Case No.	03-13182 - 03-13213
THE THAXTON GROUP	Jointly Administered
	Reporting Period	June-04

SEE ATTACHED FINANCIAL STATEMENTS

STATEMENT OF OPERATIONS

(Income Statement)

The Statement of Operations is to be prepared on an accrual basis. The accrual basis of account recognizes revenue when it is realized and expenses when they are incurred, regardless of when cash is actually received or paid.

REVENUES	Month	Cumulative Filing to Date
Gross Revenues
Less: Returns and Allowances
Net Revenue	$0.00	$0.00
COST OF GOODS SOLD
Beginning Inventory
Add: Purchases
Add: Cost of Labor
Add: Other Costs (attach Schedule)
Less: Ending Inventory
Cost of Goods Sold	$0.00	$0.00
Gross Profit	$0.00	$0.00
OPERATING EXPENSES
Advertising
Auto and Truck Expense
Bad Debts
Contributions
Employee Benefits Program
Insider Compensation*
Insurance
Management Fees/Bonuses
Office Expense
Salaries/Commissions/Fees
Supplies
Taxes-Payroll
Taxes-Real Estate
Taxes-Other
Travel and Entertainment
Utilities
Other (attach schedule)
Total Operating Expenses Before Depreciation	$0.00	$0.00
Net Profit (Loss) Before Other Income & Expenses	$0.00	$0.00
OTHER INCOME AND EXPENSE
Other Income (attach schedule)
Interest Income
Other Expense (attach schedule)
Net Profit (Loss) Before Reorganization Items	$0.00	$0.00
REORGANIZATION ITEMS
Professional Fees
US Trustee Quarterly Fees
Interest Earned on Accumulated Cash from Chapter 11 (see continuation sheet)
Gain (Loss) from Sale of Equipment
Other Reorganization Expenses (attach schedule)
Total Reorganization Expenses	$0.00	$0.00
Income Taxes
Net Profit (Loss)	$0.00	$0.00

* Insider is defined in 11 U.S.C Section 101(31).	Form Mor - 2

In re:	Case No.	03-13182 - 03-13213
THE THAXTON GROUP	Jointly Administered
	Reporting Period	June-04
SEE ATTACHED FINANCIAL STATEMENTS

STATEMENT OF OPERATIONS - continuation sheet

BREAKDOWN OF OTHER CATEGORY	Month	Cumulative Filing to Date

Other Costs

Total Other Costs	$0.00	$0.00
Other Operations Expenses

Total Other Operational Costs	$0.00	$0.00
Other Income

Total Other Income	$0.00	$0.00
Other Expenses

Total Other Expenses	$0.00	$0.00
Other Reorganization Expenses

Total Other Reorganization Expenses	$0.00	$0.00

Reorganization Items - Interest Earned on Accumulated Cash from Chapter 11:

Interest earned on cash accumulated during the chapter 1 case, which would not have been earned but for the bankruptcy proceeding, should be reported as a reorganization item.

Form Mor-2 (Con’t)

The Thaxton Group

YTD Income Statement

6/30/2004

	Premium Finance	Commercial Lending	Insurance Group	Southern	Corporate	Eliminations	Total Continuing Ops.		Discontinued Ops TICO	Total Company
Net Interest Income
Interest Income	218,089	7,581	—	20,092,805	—	—	20,318,476	65.4%	7,359,251	27,677,727
I/B Income	—	—	—	—	—	—	—	0.0%	2,542,330	2,542,330
Fee Income	88,830	—	—	1,992,947	—	—	2,081,777	6.7%	25,331	2,107,108
Late Charges	133,652	—	—	1,526,521	—	—	1,660,173	5.3%	648,904	2,309,077

Total Interest Income	440,572	7,581	—	23,612,273	—	—	24,060,426	77.5%	10,575,817	34,636,242
Interest Expense	69,778	32,694	—	1,506,042	(0)	—	1,608,514	5.2%	1,895,896	3,504,410

Net Interest Income	370,794	(25,113)	—	22,106,231	0	—	22,451,912	72.3%	8,679,921	31,131,832
Provision for Loan Losses
P&L Recoveries	(6,686)	(110)	—	(285,179)	—	—	(291,975)	-0.9%	(1,486,868)	(1,778,843)
Reserves	—	(45,000)	—	(566,639)	—	—	(611,639)	-2.0%	(3,700,000)	(4,311,639)
Cash	293,376	64,134	2,257	4,914,668	—	—	5,274,434	17.0%	8,664,239	13,938,673

Total Provision	286,690	19,024	2,257	4,062,849	—	—	4,370,820	14.1%	3,477,371	7,848,191
Net Interest included Provision	84,104	(44,136)	(2,257)	18,043,382	0	—	18,081,092		5,202,550	23,283,642
Revenues
Premiums on Loans Sold	—	—	—	—	—	—	—	0.0%	—	—
Insurance Premiums	—	—	—	4,104,400	—	—	4,104,400	13.2%	2,804,481	6,908,882
Insurance Commissions	—	—	1,831,855	(684,587)	—	—	1,147,268	3.7%	69,522	1,216,790
Earned Insurance	—	—	—	—	—	—	—	0.0%	126,722	126,722
Processing Fees	—	—	—	—	—	—	—	0.0%	—	—
Other Fees	—	—	669	217,645	—	—	218,313	0.7%	—	218,313
Other Income	—	180,585	185,215	922,635	227,599	—	1,516,033	4.9%	(9,280,857)	(7,764,824)

Total Direct Income	—	180,585	2,017,739	4,560,093	227,599	—	6,986,015	22.5%	(6,280,132)	705,882
Total Revenue	440,572	188,166	2,017,739	28,172,365	227,599	—	31,046,440	100.0%	4,295,685	35,342,125

Expenses
Personnel
Salaries & Wages	42,360	78,991	863,979	7,455,324	767,608	—	9,208,262	29.7%	3,347,230	12,555,492
Commissions/Bonus	—	9,681	194,240	1,708,504	54,750	—	1,967,175	6.3%	354,311	2,321,485
Benefits	3,241	6,094	81,099	934,441	53,720	—	1,078,595	3.5%	249,920	1,328,515
Taxes	3,661	7,500	94,802	875,545	68,046	—	1,049,554	3.4%	358,630	1,408,184
Other	—	—	35,859	64,227	33,846	—	133,932	0.4%	67,947	201,879

Total Personnel	49,262	102,265	1,269,980	11,038,041	977,970	—	13,437,517	43.3%	4,378,038	17,815,555
Building
Rent	234	4,609	108,577	1,019,033	72,849	—	1,205,301	3.9%	507,809	1,713,111
Utilities	—	—	21,740	229,873	18,496	—	270,109	0.9%	97,062	367,171
Depreciation	10,501	1,288	46,804	396,734	109,934	—	565,261	1.8%	272,708	837,969
Other	—	—	—	81,339	—	—	81,339	0.3%	—	81,339

Total Building	10,735	5,897	177,121	1,726,979	201,278	—	2,122,010	6.8%	877,580	2,999,590
Telecommunications
Telephone	2,935	3,408	51,691	545,532	65,958	—	669,524	2.2%	258,736	928,260
Computers	9,079	2,810	53,036	142,534	43,666	—	251,124	0.8%	265,000	516,124
Office Expense	—	—	—	—	—	—	—	0.0%	—	—
Other	—	—	—	—	—	—	—	0.0%	—	—

Total Telecommunications	12,014	6,218	104,727	688,066	109,623	—	920,648	3.0%	523,736	1,444,384
Advertising	—	—	26,526	1,080,412	2,723	—	1,109,661	3.6%	45,245	1,154,906
Reinsurance Claims Expense	—	—	—	1,577,151	—	—	1,577,151	5.1%	1,985,268	3,562,420
Reinsurance Commission Exp	—	—	—	—	—	—	—	0.0%	293,905	293,905
Professional Fees	482	8,032	790	240,452	462,688	—	712,444	2.3%	38,364	750,808
Collection Expense	755	—	—	14,837	—	—	15,592	0.1%	333,281	348,873
Travel	—	4,582	15,889	457,028	24,783	—	502,282	1.6%	108,976	611,258
Office Expense	19,610	2,002	79,667	718,359	104,321	—	923,960	3.0%	384,590	1,308,550
Entertainment	—	—	—	108,113	—	—	108,113	0.3%	62	108,175
Amortization	—	—	58,453	93,651	—	—	152,104	0.5%	37,060	189,163
Taxes & Licenses	3,076	1,514	16,583	144,018	13,676	—	178,868	0.6%	119,250	298,118
Other	22,129	14,496	107,517	652,562	60,031	—	856,735	2.8%	1,646,543	2,503,278

Total Other Expense	44,815	18,012	262,220	1,716,703	178,028	—	2,219,778	7.1%	2,187,505	4,407,284

Total Direct Expense	474,531	196,723	1,859,510	24,108,560	1,957,094	—	28,596,417	92.1%	16,145,166	44,741,583
Allocated Expense	—	—	—	—	—	—	—	0.0%	—	—

Net Income Before Restructure	(33,959)	(8,557)	158,229	4,063,805	(1,729,495)	—	2,450,023	7.9%	(11,849,482)	(9,399,459)
Restructuring Expenses	—	—	—	—	5,812,868	—	5,812,868	18.7%	68,339	5,881,207

Net Income After Restructure	(33,959)	(8,557)	158,229	4,063,805	(7,542,362)	—	(3,362,845)		(11,917,821)	(15,280,665)

Income Statement YTD

In re:	Case No.	03-13182 - 03-13213
THE THAXTON GROUP	Jointly Administered
SEE ATTACHED FINANCIAL STATEMENTS	Reporting Period	June-04

BALANCE SHEET

The Balance Sheet is to be completed on an accrual basis only. Pre-petition liabilities must be classified separately from postpetition obligations.

	Book Value at End of Current Reporting Month	Book Value on Petition Date
ASSETS
Current Assets
Unrestricted Cash and Equivalents
Restricted Cash and Cash Equivalents (see continuation sheet)
Accounts Receivable (Net)
Notes Receivable
Inventories
Prepaid Expenses
Professional Retainers
Other Current Assets (attach schedule)
Total Current Assets	$0.00	$0.00

Property and Equipment
Real Property and Improvements
Machinery and Equipment
Furniture, Fixtures and Office Equipment
Leasehold Improvements
Vehicles
Less Accumulated Depreciation
Total Property and Equipment	$0.00	$0.00

Other Assets
Loans to Insiders*
Other Assets (attach schedule)
Total Other Assets	$0.00	$0.00

TOTAL ASSETS	$0.00	$0.00

	Book Value at End of Current Reporting Month	Book Value on Petition Date
LIABILITIES AND OWNER EQUITY
LIABILITIES NOT SUBJECT TO COMPROMISE (Postpetition)
Accounts Payable
Taxes Payable (refer to Form Mor-4)
Wages Payable
Notes Payable
Rent /Leases- Building/Equipment
Secured Debt/Adequate Protection Payments
Professional Fees
Amount Due to Insiders*
Other Postpetition Liabilities (attach schedule)
Total Postpetition Liabilities	$0.00	$0.00

LIABILITIES SUBJECT TO COMPROMISE (Pre-petition)
Secured Debt
Priority Debt
Unsecured Debt
Total Pre-petition Liabilities	$0.00	$0.00

TOTAL LIABILITIES	$0.00	$0.00

Owner Equity
Capital Stock
Additional Paid-In Capital
Partners’ Capital Account
Owner’s Equity Account
Retained Earnings - Pre-Petition
Retained Earnings - Post-Petition
Adjustments to Owner Equity (attach schedule)
Postpetition Contributions (Distributions) (Draws) (attach schedule)
NET OWNER EQUITY	$0.00	$0.00

TOTAL LIABILITIES AND OWNERS’ EQUITY	$0.00	$0.00

* Insider is defined in 11 U.S.C Section 101(31).	Form Mor - 3

In re:	Case No.	03-13182 - 03-13213
THE THAXTON GROUP	Jointly Administered
SEE ATTACHED FINANCIAL STATEMENTS	Reporting Period	June-04

BALANCE SHEET

The Balance Sheet is to be completed on an accrual basis only. Pre-petition liabilities must be classified separately from postpetition obligations.

	Book Value at End of Current Reporting Month	Book Value on Petition Date
ASSETS
Other Current Assets

Total Other Current Assets	$0.00	$0.00

Other Assets

Total Other Assets	$0.00	$0.00

	Book Value at End of Current Reporting Month	Book Value on Petition Date
LIABILITIES AND OWNER EQUITY
Other Postpetition Liabilities

Total Other Postpetition Liabilities	$0.00	$0.00

Adjustments to Owner Equity

Total Adjustments to Owner Equity	$0.00	$0.00

Postpetition Contributions (Distributions) (Draws)

Total Postpetition Contributions (Distributions) (Draws)	$0.00	$0.00

Restricted Cash: cash that is restricted for a specific use and not available to fund operations. Typically, restricted cash is segregated into a separate account, such as an escrow account.

Form Mor - 3 (Con’t)

The Thaxton Group

Balance Sheet

6/30/2004

	Premium Finance	Commercial Lending	Insurance Group	Southern	Corporate	Corporate Eliminations	Total Continuing Ops	Discontinued Operations		Total Disc. Ops	Total Company
								TICO	Reinsurance
Assets
Cash/Investments	(12,907)	—	(91,569)	896,241	50,035,699	—	50,827,464	534,410	—	534,410	51,361,874
Restricted Cash	—	—	—	—	12,196,688	—	12,196,688	—	—	—	12,196,688
Finance Receivables, GROSS	877,756	1,093,664	—	73,420,320	—	—	75,391,740	42,124,452	—	42,124,452	117,516,192
Loans Held for Sale	—	—	—	—	—	—	—	—	—	—	—
Deferred Loan Cost, NET	—	—	—	—	—	—	—	—	—	—	—
Unearned Interest	(18,059)	—	—	(12,565,574)	—	—	(12,583,633)	(4,141,846)	—	(4,141,846)	(16,725,479)
Loss Reserve	(317,000)	(180,000)	—	(4,656,881)	(25,000)	—	(5,178,881)	(8,190,783)	—	(8,190,783)	(13,369,664)
Unearned Insurance	—	—	—	(1,008,880)	—	—	(1,008,880)	(987,696)	(1,113,363)	(2,101,059)	(3,109,938)
Dealer Holdback	—	—	—	—	—	—	—	(409,997)	—	(409,997)	(409,997)
Premises and Equipment, GROSS	173,157	13,687	1,158,025	6,562,842	1,101,830	—	9,009,542	3,095,785	—	3,095,785	12,105,327
Accumulated Depreciation	(147,734)	(12,018)	(1,045,419)	(4,399,881)	(709,510)	—	(6,314,561)	(2,412,057)	—	(2,412,057)	(8,726,618)
Accounts Receivable	73,260	—	151,308	164,377	7,119,834	—	7,508,780	1,962,971	(3,556,370)	(1,593,400)	5,915,380
Repossessed Automobiles	—	—	—	—	—	—	—	330,630	—	330,630	330,630
Intercompany Balance	88,299	(685,658)	(6,349,346)	(41,048,898)	120,930,275	(6,248,675)	66,685,998	(76,274,087)	9,588,090	(66,685,997)	0
Goodwill	348,938	—	353,379	19,393,942	—	—	20,096,260	13,662,106	—	13,662,106	33,758,366
Other Intangible Assets	—	—	2,030,601	1,806	—	—	2,032,407	—	—	—	2,032,407
Accumulated Amortization	(220,994)	—	(1,235,350)	(1,407,948)	—	—	(2,864,292)	(1,145,852)	—	(1,145,852)	(4,010,144)
Memo Assets	—	—	—	—	—	—	—	—	—	—	—
Investment In Subsidiary	—	—	—	—	12,160,920	(12,160,920)	—	—	—	—	—
DAC Commissions	—	—	—	—	—	—	—	—	333,974	333,974	333,974
Prepaid Assets	39	456	89,147	831,435	2,772,971	—	3,694,047	179,471	—	179,471	3,873,518
Other Assets	—	—	198,105	(223,436)	557,508	—	532,177	29,793	205,043	234,837	767,013

Total Assets	844,756	230,132	(4,741,117)	35,959,464	206,141,215	(18,409,595)	220,024,854	(31,642,699)	5,457,374	(26,185,324)	193,839,530
Liabilities & Stockholders’ Equity
Liabilities
Accrued Interest Payable	—	—	1,510	—	2,717,758	—	2,719,268	32,347	—	32,347	2,751,614
Notes Payable	—	—	67,738	—	89,488,233	—	89,555,971	—	—	—	89,555,971
Subordinated Notes Payable	—	—	—	—	120,901,427	—	120,901,427	1,896,058	—	1,896,058	122,797,485
Accounts Payable	4,236	1,509	61,165	393,574	129,015	—	589,499	505,316	326,951	832,267	1,421,766
Employee Savings	—	—	—	289	1,060,228	—	1,060,516	—	—	—	1,060,516
Income Taxes Payable	—	—	59,336	1,405,505	(7,355,634)	—	(5,890,794)	(4,450,830)	124,370	(4,326,460)	(10,217,253)
Claims Reserves	—	—	—	—	—	—	—	—	217,396	217,396	217,396
Accrued Liabilities - Other	16,434	5,497	8,932	2,485,683	496,127	—	3,012,673	330,688	8,171	338,859	3,351,533
Other Liabilities	292,648	103,669	87,252	197,932	55,897	—	737,397	43,625	496,798	540,423	1,277,820

Total Liabilities	313,318	110,675	285,933	4,482,982	207,493,050	—	212,685,958	(1,642,796)	1,173,686	(469,109)	212,216,849
Stockholders’ Equity
Preferred Stock	—	—	408,332	—	8,804	(408,332)	8,804	—	—	—	8,804
Common Stock	25,000	—	400	(2,374,859)	68,671	2,349,459	68,670	—	—	—	68,670
Additional Paid in Capital	851,000	—	800,000	1,768,585	8,835,246	(3,419,685)	8,835,146	—	—	—	8,835,146
Dividends	—	—	—	(1,078,197)	(443,873)	1,079,297	(442,773)	—	—	—	(442,773)
Retained Earnings	(310,603)	128,015	(6,334,675)	30,834,307	(5,106,708)	(18,010,334)	1,200,001	(23,179,341)	4,704,482	(18,474,859)	(17,274,858)
Equity in Subsidiary	—	—	—	—	—	—	—	—	—	—	—
Current Year Income (Loss)	(33,959)	(8,557)	98,893	2,326,646	(4,713,976)	—	(2,330,953)	(6,820,562)	(420,794)	(7,241,356)	(9,572,309)

Total Stockholders’ Equity	531,438	119,457	(5,027,050)	31,476,482	(1,351,835)	(18,409,595)	7,338,896	(29,999,903)	4,283,688	(25,716,215)	(18,377,319)
Total Liabilities & Stockholders’ Equity	844,756	230,132	(4,741,117)	35,959,464	206,141,215	(18,409,595)	220,024,854	(31,642,699)	5,457,374	(26,185,324)	193,839,530

The Thaxton Group

Balance Sheet

10/17/2003

	Premium Finance	Commercial Lending	Insurance Group	Southern	Corporate	Corporate Eliminations	TICO	Total	NONE BANKRUPTCY Reinsurance	Total Company
Assets
Cash	(371,234)	(37,104)	(116,373)	1,398,695	21,369,308	—	(953,205)	21,290,087	—	21,290,087
Investments/Restricted Cash	—	—	—	—	12,107,856	—	—	12,107,856	—	12,107,856
Finance Receivables, GROSS	4,190,018	1,474,512	—	77,545,790	—	—	134,271,101	217,481,421	—	217,481,421
Loans Held for Sale	—	—	—	—	—	—	—	—	—	—
Deferred Loan Cost, NET	—	—	—	—	—	—	2,362,384	2,362,384	—	2,362,384
Unearned Interest	(121,109)	—	—	(13,237,418)	—	—	(16,526,612)	(29,885,139)	—	(29,885,139)
Loss Reserve	(300,000)	(200,000)	—	(5,317,281)	(25,000)	—	(7,747,043)	(13,589,324)	—	(13,589,324)
Unearned Insurance	—	—	—	(2,906,735)	—	—	(742,857)	(3,649,592)	(5,332,163)	(8,981,755)
Dealer Holdback	—	—	—	—	—	—	(2,225,806)	(2,225,806)	—	(2,225,806)
Premises and Equipment, GROSS	206,231	71,891	1,154,498	6,841,533	1,111,796	—	4,888,186	14,274,134	—	14,274,134
Accumulated Depreciation	(165,736)	(68,396)	(974,034)	(4,162,508)	(580,712)	—	(3,647,530)	(9,598,916)	—	(9,598,916)
Accounts Receivable	—	—	163,208	399,412	4,347	—	35,193	602,160	—	602,160
Repossessed Automobiles	—	—	—	—	—	—	404,107	404,107	—	404,107
Intercompany Balance	(3,042,529)	(964,230)	(6,423,721)	(49,993,378)	193,510,864	(6,248,675)	(140,136,058)	(13,297,726)	13,297,726	0
Goodwill	348,938	—	353,379	17,749,087	—	—	13,499,015	31,950,419	—	31,950,419
Other Intangible Assets	—	—	2,030,601	2,979	—	—	—	2,033,580	—	2,033,580
Accumulated Amortization	(220,994)	—	(1,153,028)	—	—	—	(1,047,922)	(2,421,944)	—	(2,421,944)
Memo Assets	—	—	—	—	—	—	—	—	—	—
Investment In Subsidiary	—	—	—	—	12,060,920	(12,060,920)	—	—	—	—
Other Assets	7,718	4,977	233,732	1,751,338	3,111,348	—	529,260	5,638,374	1,432,748	7,071,122

Total Assets	531,303	281,650	(4,731,738)	30,071,515	242,670,728	(18,309,595)	(17,037,787)	233,476,076	9,398,311	242,874,387

Liabilities & Stockholders’ Equity
Liabilities
Accrued Interest Payable	—	—	1,510	—	2,474,901	—	—	2,476,411	—	2,476,411
Notes Payable	—	—	—	—	110,000,000	—	—	110,000,000	—	110,000,000
Subordinated Notes Payable	—	—	67,738	—	122,845,473	—	—	122,913,211	—	122,913,211
Accounts Payable	59,727	9,007	103,518	1,838,520	165,486	—	155,723	2,331,980	7,904	2,339,884
Employee Savings	—	—	—	—	1,060,128	—	—	1,060,128	—	1,060,128
Income Taxes Payable	17,275	23,343	3,090	1,021,349	(4,483,140)	—	(3,496,515)	(6,914,597)	—	(6,914,597)
Other Liabilities	53,245	131,135	(501)	2,998,721	404,568	—	480,499	4,067,667	1,040,409	5,108,076

Total Liabilities	130,247	163,485	175,355	5,858,590	232,467,416	—	(2,860,294)	235,934,799	1,048,313	236,983,112
Stockholders’ Equity
Preferred Stock	—	—	408,332	—	8,804	(408,332)	—	8,804	—	8,804
Common Stock	25,000	—	400	(2,374,859)	68,671	2,349,459	—	68,670	—	68,670
Additional Paid in Capital	751,000	—	800,000	1,768,685	8,835,246	(3,319,685)	—	8,835,246	—	8,835,246
Dividends	—	—	(1,100)	(1,078,197)	(443,873)	1,079,297	—	(443,873)	—	(443,873)
Retained Earnings	(403,733)	79,261	(6,190,240)	24,195,048	2,280,943	(18,010,334)	(7,252,037)	(5,301,092)	7,252,037	1,950,945
Equity in Subsidiary	—	—	—	—	—	—	—	—	—	—
Current Year Income (Loss)	28,789	38,904	75,515	1,702,249	(546,480)	—	(6,925,457)	(5,626,479)	1,097,961	(4,528,518)

Total Stockholders’ Equity	401,056	118,165	(4,907,093)	24,212,925	10,203,312	(18,309,595)	(14,177,493)	(2,458,723)	8,349,998	5,891,275

Total Liabilities & Stockholders’ Equity	531,303	281,650	(4,731,738)	30,071,515	242,670,728	(18,309,595)	(17,037,787)	233,476,076	9,398,311	242,874,387

In re:	Case No.	03-13182 - 03-13213
THE THAXTON GROUP	Jointly Administered
	Reporting Period	June 30, 2004

STATUS OF POSTPETITION TAXES

The beginning tax liability should be the ending liability from the prior month or, if this is the first report, the amount should be zero. Attach photocopies of IRS Form 6123 or payment receipt to verify payment or deposit of federal payroll taxes. Attach photocopies of any tax returns filed during the reporting period.

	Beginning Tax Liability	Amount Withheld or Accrued	Amount Paid	Date Paid	Check No. or EFT	Ending Tax Liability
Federal*
Withholding	0	$168,407.51	$168,407.51	Bi-Weekly	EFT	0
FICA-Employee	0	$121,294.20	$121,294.20	Bi-Weekly	EFT	0
FICA-Employer	0	$128,023.98	$128,023.98	Bi-Weekly	EFT	0
Unemployment	0	$1,700.71	$1,700.71	Bi-Weekly	EFT	0
Income	0
Other:	0
Total Federal Taxes	$0.00	$419,426.40	$419,426.40	$0.00		$0.00

State and Local
Withholding	0	$66,781.18	$66,781.18	Bi-Weekly		0
Sales	0	$—		None
Excise	0			N/A
Unemployment	0	$—	$—	Bi-Weekly		0
Real Property	0	$—	$—
Personal Property		410.32	$410.32
Other:	0	$89,796.52	$89,796.52			0

Total State and Local Taxes	$0.00	$156,988.02	$156,988.02	$0.00		$0.00

TOTAL TAXES		$576,414.42	$576,414.42			$0.00

All payroll taxes debited from payroll account by ADP and remitted by ADP

SUMMARY OF UNPAID POSTPETITION DEBTS

Attach Aged listing of Accounts Payable

	Number of Days Past Due
	Current	0-30	31-60	61-90	over 90	Total
Accounts Payable	195,374	0				195,374
Wages Payable - Accrued	0	0				0
Taxes Payable-Accrued	0	0				0
Rent/Leases-Building	0					0
Secured Debt/Adequate Protection Payments	0					0
Professional Fees	escrowed					0
Amounts Due to Insiders*	0					0
Other:	0					0
Other:	0					0
Other:	0					0
Total Postpetition Debts	$195,373.73	$0.00	$0.00	$0.00	$0.00	$195,373.73

Explain how and when the Debtor intends to pay any past-due postpetition debts.

Form Mor - 4

*	Insider is defined in 11 U.S.C Section 101(31).

THE THAXTON GROUP
Cash Disbursements for Consolidated Payroll Account - THE THAXTON GROUP
Wachovia 2000014825402

Monthly Court Report for														June-04

	Consolidated Totals	TICO-AL	TICO-GA	TICO-DE	TICO-MS	TICO-NC	TICO-OH	MODERN REC	TICO-SC	TICO-TN	TICO-HQ	TICO PREMIUM	COMMERCIAL LENDING	THAXTON INSURANCE	CORPORATE
Beginning Cash Position	(24,225.42)	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	(24,225.42)

	0.00
	0.00
	0.00
	0.00

SUBTOTAL	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00

	0.00
GENERAL LEDGER DEPOSITS AND TRANSFERS	746,962.71	12,871.10	18,536.23	0.00	125.57	19,082.63	77,490.90	23,863.35	197,172.00	21,193.39	92,268.25	5,828.04	14,990.17	173,417.19	90,123.89
Outstanding Checks - Adjustment	0.00
	0.00
	0.00
	0.00
	0.00

Total Cash Receipts and Transfers	746,962.71	12,871.10	18,536.23	0.00	125.57	19,082.63	77,490.90	23,863.35	197,172.00	21,193.39	92,268.25	5,828.04	14,990.17	173,417.19	90,123.89

Cash Disburse-ments
Advertising	0.00
Bank Charges	0.00								0.00	0.00	0.00	0.00	0.00		0.00
Claims Funding*	0.00								0.00	0.00	0.00	0.00	0.00		0.00
Company Auto	0.00								0.00	0.00	0.00	0.00	0.00		0.00
Computer Costs	0.00
Dues And Subscriptions	0.00
Employee Reimbursements - collections exp	0.00								0.00	0.00	0.00	0.00	0.00		0.00
Equipment Rental	0.00								0.00	0.00	0.00	0.00	0.00		0.00
Fixed Assets	0.00								0.00	0.00	0.00	0.00	0.00		0.00
Forms & Printing	0.00								0.00	0.00	0.00	0.00	0.00	0.00	0.00
Insurance	0.00
Meals & Entertainment	0.00								0.00	0.00	0.00	0.00	0.00	0.00	0.00
Miscellaneous	0.00								0.00	0.00	0.00	0.00	0.00		0.00
Office Expense	0.00
Postage	0.00
Prepaid Expenses	0.00								0.00	0.00	0.00	0.00	0.00		0.00
Prepaid Software ABS	0.00								0.00	0.00	0.00	0.00	0.00	0.00	0.00
Professional Fees-Ordinary Course	0.00
Rent	0.00
Repairs & Maintenance	0.00								0.00	0.00	0.00	0.00	0.00		0.00
Roadgard	0.00								0.00	0.00	0.00	0.00	0.00		0.00
Seminars & Meetings	0.00								0.00	0.00	0.00	0.00	0.00		0.00
Taxes & Licenses	0.00								0.00	0.00	0.00	0.00	0.00		0.00
Telephone	0.00
Temporary Agency Staff	0.00
Travel	0.00
Utilities	0.00
Interest to Finova	0.00
Payroll Paid TTG	778,549.77	12,871.10	18,536.23	0.00	125.57	19,082.63	77,490.90	23,863.35	197,172.00	21,193.39	92,268.25	5,828.04	14,990.17	173,417.19	121,710.95
Employee Witholding of Insurance/etc	(49,128.79)														(49,128.79)
Restructuring Officer	0.00
Insurance Renewal	0.00
Voyager Payment	0.00
Pre-Filing Prepays	0.00
Deposit to Lender	0.00
US Trustee	0.00
Bankruptcy Professionals	0.00
Other	0.00
	0.00
	0.00
	0.00
	0.00
	0.00

	729,420.98	12,871.10	18,536.23	0.00	125.57	19,082.63	77,490.90	23,863.35	197,172.00	21,193.39	92,268.25	5,828.04	14,990.17	173,417.19	72,582.16

	(6,683.69)	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	(6,683.69)

THE THAXTON GROUP
Cash Disbursements for Consolidated Payroll Account - THE THAXTON GROUP	Case No.	01-10571
Wachovia 2000014825402
Monthly Court Report for

	Operating	Payroll	Other	Total
Beginning Cash Position	0.00	(24,225.42)	0.00	(24,225.42)

	0.00	0.00	0.00	0.00
	0.00	0.00	0.00	0.00
	0.00	0.00	0.00	0.00
	0.00	0.00	0.00	0.00

SUBTOTAL	0.00	0.00	0.00	0.00

	0.00	0.00	0.00	0.00
	0.00	0.00	0.00	0.00
GENERAL LEDGER DEPOSITS AND TRANSFERS	0.00	746,962.71	0.00	746,962.71
Outstanding Checks - Adjustment	0.00	0.00	0.00	0.00
	0.00	0.00	0.00	0.00
	0.00	0.00	0.00	0.00
	0.00	0.00	0.00	0.00
	0.00	0.00	0.00	0.00
	0.00	0.00	0.00	0.00

Total Cash Receipts and Transfers	0.00	746,962.71	0.00	746,962.71

Cash Disbursements
Advertising	0.00	0.00	0.00	0.00
Bank Charges	0.00			0.00
Claims Funding*	0.00			0.00
Company Auto	0.00			0.00
Computer Costs
Dues And Subscriptions
Employee Reimbursements - collections exp	0.00			0.00
Equipment Rental	0.00			0.00
Fixed Assets	0.00			0.00
Forms & Printing	0.00			0.00
Insurance	0.00			0.00
Meals & Entertainment	0.00			0.00
Miscellaneous	0.00			0.00
Office Expense	0.00			0.00
Postage	0.00			0.00
Prepaid Expenses	0.00			0.00
Prepaid Software ABS	0.00			0.00
Professional Fees-Ordinary Course	0.00			0.00
Rent	0.00			0.00
Repairs & Maintenance	0.00			0.00
Roadgard	0.00			0.00
Seminars & Meetings	0.00			0.00
Taxes & Licenses	0.00			0.00
Telephone	0.00			0.00
Temporary Agency Staff	0.00	0.00		0.00
Travel	0.00	0.00		0.00
Utilities	0.00	0.00		0.00
Interest to Finova	0.00			0.00
Payroll Paid TTG	0.00	778,549.77		778,549.77
Employee Witholding of Insurance/etc	0.00	(49,128.79)		(49,128.79)
Restructuring Officer	0.00			0.00
Insurance Renewal	0.00			0.00
Voyager Payment	0.00			0.00
Pre-Filing Prepays	0.00			0.00
Deposit to Lender	0.00			0.00
US Trustee	0.00			0.00
Bankruptcy Professionals	0.00			0.00
Other	0.00			0.00
	0.00			0.00
	0.00			0.00
	0.00			0.00
	0.00	0.00		0.00
	0.00			0.00

	0.00	729,420.98	0.00	729,420.98

	0.00	(6,683.69)	0.00	(6,683.69)

PAYROLL - THE THAXTON GROUP

	Period Ending 6/11/2004	Period Ending 6/25/2004	Period Ending	Total
Corporate
Salary expense	$55,106.79	$56,784.29		$111,891.08
FICA/FUTA/SUTA	$4,184.96	$4,052.99		$8,237.95
401(k) match	$783.97	$797.95		$1,581.92
Overtime	$—	$—		$—
Bonus	$—	$—		$—

Total	$60,075.72	$61,635.23	$—	$121,710.95
Tico Premium
Salary expense	$2,676.12	$2,676.12		$5,352.24
FICA/FUTA/SUTA	$190.50	$190.50		$381.00
401(k) match	$47.40	$47.40		$94.80

Total	$2,914.02	$2,914.02	$—	$5,828.04
				$—
Commercial Lending
Salary expense	$6,064.22	$6,209.82		$12,274.04
FICA/FUTA/SUTA	$561.78	$466.21		$1,027.99
401(k) match	$165.73	$127.53		$293.26
Commissions	$1,394.88	$—		$1,394.88

Total	$8,186.61	$6,803.56	$—	$14,990.17
Thaxton Insurance Group
Salary expense	$63,479.32	$63,853.74		$127,333.06
FICA/FUTA/SUTA	$7,332.35	$5,100.50		$12,432.85
401(k) match	$1,950.44	$1,065.72		$3,016.16
Overtime	$275.87	$331.62		$607.49
Commissions	$29,527.63	$—		$29,527.63
Bonus	$—	$500.00		$500.00

Total	$102,565.61	$70,851.58	$—	$173,417.19
Tico
Salary expense	$186,597.91	$182,700.12	$—	$369,298.03
FICA/FUTA/SUTA	$16,552.05	$16,267.77	$—	$32,819.82
401(k) match	$1,096.92	$1,097.76	$—	$2,194.68
Overtime	$8,592.44	$5,211.51	$—	$13,803.95
Commissions	$—	$—	$—	$—
Bonus	$20,593.70	$23,893.24	$—	$44,486.94

Total	$233,433.02	$229,170.40	$—	$462,603.42
Period Total	$407,174.98	$371,374.79	$—	$778,549.77
401(k) payable	$(14,132.36)	$(11,203.02)		$(25,335.38)
Payable to reimbursement	$(1,643.12)	$(1,043.12)		$(2,686.24)
Dental insurance	$(629.70)	$(629.70)		$(1,259.40)
Cancer insurance	$(614.39)	$(575.04)		$(1,189.43)
Life insurance	$(930.60)	$(844.10)		$(1,774.70)
Contingent health liability	$(8,705.11)	$(8,178.53)		$(16,883.64)
Tax/stale date adj				$—
Tax levy				$—
Advance	$1,893.75	$1,000.00
Unidentified	$(2,000.00)	$(865.15)

	$380,413.45	$349,036.13	$—	$729,449.58
	$(26,761.53)	$(22,338.66)	$—	$(49,100.19)
				$—
				$—
Net Checks	$23,908.76	$23,551.43		$47,460.19
Direct Deposits	$206,526.12	$202,871.78		$409,397.90
Wage Garnishments	$1,099.37	$1,099.37		$2,198.74
Federal Tax	$40,651.34	$33,411.99		$74,063.33
EE SS Tax	$22,536.16	$20,348.98		$42,885.14
ER SS Tax	$22,536.13	$20,348.94		$42,885.07
EE Med Tax	$5,270.62	$4,820.85		$10,091.47
ER Med Tax	$5,270.55	$4,820.91		$10,091.46
State/local Tax	$18,651.10	$16,417.91		$35,069.01
Futa	$148.22	$137.51		$285.73
Suta	$866.74	$770.61		$1,637.35
Adjustments	$32,948.34	$20,435.85		$53,384.19

GRAND TOTAL	$380,413.45	$349,036.13	$—	$729,449.58

				$—
reconciliation	$—	$—	$—	$—
Accrual	$26,761.53	$22,338.66	$—	$49,100.19

PAYROLL - TICO

	Period Ending 6/11/2004	Period Ending 6/25/2004	Period Ending	Total
SC/VA
Salary expense	$78,325.13	$77,852.20		$156,177.33
FICA/FUTA/SUTA	$6,936.03	$6,921.86		$13,857.89
401(k) match	$304.66	$307.78		$612.44
Overtime	$7,506.34	$4,424.76		$11,931.10
Commissions	$—	$—		$—
Bonus	$5,550.00	$9,043.24		$14,593.24

Total	$98,622.16	$98,549.84	$—	$197,172.00
AL
Salary expense	$5,090.50	$5,140.53		$10,231.03
FICA/FUTA/SUTA	$404.39	$492.55		$896.94
401(k) match	$—	$—		$222,893.21
Overtime	$280.13	$63.00		$343.13
Commissions	$—	$—		$—
Bonus	$—	$1,400.00		$1,400.00

Total	$5,775.02	$7,096.08	$—	$12,871.10
NC
Salary expense	$8,341.68	$8,385.44		$16,727.12
FICA/FUTA/SUTA	$761.09	$780.06		$1,541.15
401(k) match	$136.20	$134.39		$270.59
Overtime	$148.81	$44.96		$193.77
Commissions	$—	$—		$—
Bonus	$—	$350.00		$350.00

Total	$9,387.78	$9,694.85	$—	$19,082.63
GA
Salary expense	$7,340.67	$7,277.46		$14,618.13
FICA/FUTA/SUTA	$637.57	$774.96		$1,412.53
401(k) match	$—	$—		$—
Overtime	$404.19	$351.38		$755.57
Commissions	$—	$—		$—
Bonus	$—	$1,750.00		$1,750.00

Total	$8,382.43	$10,153.80	$—	$18,536.23
OH
Salary expense	$—	$115.86		$115.86
FICA/FUTA/SUTA	$—	$9.71		$9.71
401(k) match	$—	$—		$—
Overtime	$—	$—		$—
Commissions	$—	$—		$—
Bonus	$—	$—		$—

Total	$—	$125.57	$—	$125.57

PAYROLL – TICO

	Period Ending 6/11/2004	Period Ending 6/25/2004	Period Ending	Total
KY
Salary expense	$30,431.47	$30,369.35		$60,800.82
FICA/FUTA/SUTA	$2,250.91	$3,055.36		$5,306.27
401(k) match	$184.28	$183.81		$368.09
Overtime	$219.07	$96.65		$315.72
Commissions	$—	$—		$—
Bonus	$—	$10,700.00		$10,700.00

Total	$33,085.73	$44,405.17	$—	$77,490.90
MS
Salary expense	$—	$—		$—
FICA/FUTA/SUTA	$—	$—		$—
401(k) match	$—	$—		$—
Overtime	$—	$—		$—
Commissions	$—	$—		$—
Bonus	$—	$—		$—

Total	$—	$—	$—	$—
TN
Salary expense	$9,876.13	$9,332.40		$19,208.53
FICA/FUTA/SUTA	$765.84	$735.12		$1,500.96
401(k) match	$—	$—		$—
Overtime	$33.90	$—		$33.90
Commissions	$—	$—		$—
Bonus	$—	$450.00		$450.00

Total	$10,675.87	$10,517.52	$—	$21,193.39
Corp
Salary expense	$36,814.10	$32,979.88		$69,793.98
FICA/FUTA/SUTA	$3,892.17	$2,464.08		$6,356.25
401(k) match	$437.16	$437.16		$874.32
Overtime	$—	$—		$—
Commissions	$—	$—		$—
Bonus	$15,043.70	$200.00		$15,243.70

Total	$56,187.13	$36,081.12	$—	$92,268.25
Modern
Salary expense	$10,378.23	$11,247.00		$21,625.23
FICA/FUTA/SUTA	$904.05	$1,034.07		$1,938.12
401(k) match	$34.62	$34.62		$69.24
Overtime	$—	$230.76		$230.76
Commissions	$—	$—		$—
Bonus	$—	$—

Total	$11,316.90	$12,546.45	$—	$23,863.35
Period Total	$233,433.02	$229,170.40	$—	$462,603.42

THE THAXTON GROUP		Wachovia #	2000014825703
Cash Disbursements for THAXTON INVESTMENT PAYROLL			2079900431038
Wachovia	June-04		540439122
Monthly Court Report for			2079900431041

	Consolidated Totals	Covington Credit-OK	Covington Credit of Texas	Southern Finance of South Carolina	Covington Credit of Georgia	Quick Credit	Southern Finance of Tennesse	CORPORATE HQ
Beginning Cash Position	(176,999.16)	—	—	—	—	—		(176,999.16)

	—
	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	1,500,957.25	43,872.53	398,577.16	355,790.27	188,622.30	178,107.96	121,039.95	214,947.08
Outstanding Checks	—					—
	—

Total Cash Receipts and Transfers	1,500,957.25	43,872.53	398,577.16	355,790.27	188,622.30	178,107.96	121,039.95	214,947.08

Cash Disbursements - Loans
Gross Wages	1,319,017.03	42,139.86	376,845.28	333,053.90	173,420.56	166,709.29	111,572.26	115,275.88
Federal Tax	94,344.18	2,517.25	24,902.52	22,358.01	12,361.43	9,855.70	8,963.64	13,385.63
SS Tax	78,409.06	2,531.18	22,813.51	20,188.40	10,603.78	9,999.08	6,745.61	5,527.50
Med Tax	18,647.17	591.98	5,335.40	4,721.49	2,479.87	2,338.50	1,577.64	1,602.29
EIC	(136.14)	—	—	(136.14)	—	—	—	—
State Tax	31,712.17	1,217.00	48.76	12,139.70	6,617.69	5,888.13	108.22	5,692.67
Advance	(83.34)	(133.34)	500.00	(187.50)	—	—	175.00	(437.50)
Mileage	(37,575.30)	(999.32)	(10,548.02)	(10,849.60)	(5,701.92)	(5,705.68)	(3,833.76)	63.00
Miscellaneous	—	—	—	—	—	—	—	—
Shortage	377.70	—	157.70	150.00	—	70.00	—	—
STD	2,129.21	68.79	700.81	501.83	252.07	287.16	180.05	138.50
Medical	24,842.45	1,061.76	6,647.87	5,397.19	1,694.74	4,052.45	2,191.28	3,797.16
401K Loans	5,069.60	—	2,914.64	600.92	428.26	99.32	—	1,026.46
401K Deducts	17,689.33	440.44	6,083.45	4,975.70	1,749.93	232.66	234.00	3,973.15
AHL Dental	5,300.02	194.60	1,404.40	1,297.04	561.72	854.76	545.94	441.56
AHL Cancer	1,400.46	58.64	417.78	358.42	136.00	230.88	34.22	164.52
AHL Life	2,499.67	124.28	554.59	695.80	272.94	419.58	213.28	219.20
Flex Med	1,508.58	—	422.80	627.18	—	—	—	458.60
Dep Care	60.00	—	—	60.00	—	—	—	—
Stop Payment Fee	—	—	—	—	—	—	—	—
Garnishment fee	112.00	2.00	31.00	46.00	10.00	10.00	11.00	2.00
Garnishment	902.73	234.15	282.86	222.00	—	—	163.72	—
Bankrpc	160.00	—	—	—	160.00	—	—	—
Child support	9,068.48	100.00	2,319.59	2,319.12	820.06	1,602.21	1,452.50	455.00
Tax Levy	600.00	—	—	250.00	—	150.00	—	200.00
Fringe	—	—	—	—	—	—	—	—
STD Net	—	—	—	—	—	—	—	—
SS Tax Adjust	—	—	—	—	—	—	—	—
Other	—	—	—	—	—	—	—	—
	257,038.03	8,009.41	64,989.66	65,735.56	32,446.57	30,384.75	18,762.34	36,709.74
Gross To Net (includes adj.)	—	—	—	—	—	—	—	—
Prepays and voids	—	—	—	—	—	—	—	—
DD Reversals & adjs.	—	—	—	—	—	—	—	—
Net DD/live checks	—	—	—	—	—	—	—	—
	—	—	—	—	—	—	—	—
FUNDING REQUIREMENTS		—	—	—	—	—	—	—
Net Checks	—	—	—	—	—	—	—	—
Direct Deposits	—	—	—	—	—	—	—	—
Wage Garnishments	10,731.21	334.15	2,602.45	2,791.12	980.06	1,752.21	1,616.22	655.00
Federal Tax	94,344.18	2,517.25	24,902.52	22,358.01	12,361.43	9,855.70	8,963.64	13,385.63
EE SS Tax	78,409.06	2,531.18	22,813.51	20,188.40	10,603.78	9,999.08	6,745.61	5,527.50
ER SS Tax	78,408.98	2,531.15	22,813.52	21,000.78	10,603.73	9,186.66	6,745.66	5,527.48
EE Med Tax	18,647.17	591.98	5,335.40	4,721.49	2,479.87	2,338.50	1,577.64	1,602.29
ER Med Tax	18,647.27	591.96	5,335.41	4,911.38	2,479.92	2,148.72	1,577.61	1,602.27
State Tax	31,712.17	1,217.00	48.76	12,139.70	6,617.69	5,888.13	108.22	5,692.67
Futa	1,414.98	87.08	405.36	394.47	197.48	117.03	189.76	23.80
Suta	7,671.81	371.47	2,573.37	1,676.49	1,522.79	497.39	929.15	101.15
	—	—	—	—	—	—	—	—
Total Amt Debited from our Acct		—	—	—	—	—	—	—
Cash BY ENTITY	1,396,961.89	43,872.53	398,577.16	355,790.27	188,622.30	178,107.96	121,039.95	110,951.72
Manual Checks	—

Total Other Cash Disbursements	1,396,961.89	43,872.53	398,577.16	355,790.27	188,622.30	178,107.96	121,039.95	110,951.72

TOTAL ALL CASH DISBURSEMENTS	1,396,961.89	43,872.53	398,577.16	355,790.27	188,622.30	178,107.96	121,039.95	110,951.72

	(73,003.80)	—	—	—	—	—	—	(73,003.80)

Book Balance per bank rec.	(73,003.80)		—		—	—		(73,003.80)
Ending Bank Balance per bank rec.

THE THAXTON GROUP
Cash Disbursements for THAXTON INVESTMENT PAYROLL	Case No.
Wachovia
Monthly Court Report for

	Operating	Payroll	Other	Total
Beginning Cash Position	—	(176,999.16)	—	(176,999.16)

	—	—	—	—
	—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	—	1,500,957.25	—	1,500,957.25
Outstanding Checks	—	—	—	—
	—	—	—	—

Total Cash Receipts and Transfers	—	1,500,957.25	—	1,500,957.25

	—	—
Cash Disbursements - Loans	—	—
	—	—
Gross Wages	—	1,319,017.03
Federal Tax	—	94,344.18
SS Tax	—	78,409.06	—	78,409.06
Med Tax	—	18,647.17
EIC	—	(136.14)	—	(136.14)
State Tax	—	31,712.17	—	31,712.17
Advance	—	(83.34)	—	(83.34)
Mileage	—	(37,575.30)	—	(37,575.30)
Miscellaneous	—	—	—	—
Shortage	—	377.70	—	377.70
STD	—	2,129.21	—	2,129.21
Medical	—	24,842.45	—	24,842.45
401K Loans	—	5,069.60	—	5,069.60
401K Deducts	—	17,689.33	—	17,689.33
AHL Dental	—	5,300.02	—	5,300.02
AHL Cancer	—	1,400.46	—	1,400.46
AHL Life	—	2,499.67	—	2,499.67
Flex Med	—	1,508.58	—	1,508.58
Dep Care	—	60.00	—	60.00
Stop Payment Fee	—	—	—	—
Garnishment fee	—	112.00	—	112.00
Garnishment	—	902.73	—	902.73
Bankrpc	—	160.00	—	160.00
Child support	—	9,068.48	—	9,068.48
Tax Levy	—	600.00	—	600.00
Fringe	—	—	—	—
STD Net	—	—	—	—
SS Tax Adjust	—	—	—	—
Other	—	—	—	—
	—	257,038.03	—	257,038.03
Gross To Net (includes adj.)	—	—	—	—
Prepays and voids	—	—	—	—
DD Reversals & adjs.	—	—	—	—
Net DD/live checks	—	—	—	—
	—	—	—	—
FUNDING REQUIREMENTS	—	—	—	—
Net Checks	—	—	—	—
Direct Deposits	—	—	—	—
Wage Garnishments	—	10,731.21	—	10,731.21
Federal Tax	—	94,344.18		94,344.18
EE SS Tax	—	78,409.06		78,409.06
ER SS Tax	—	78,408.98		78,408.98
EE Med Tax	—	18,647.17		18,647.17
ER Med Tax	—	18,647.27		18,647.27
State Tax	—	31,712.17		31,712.17
Futa	—	1,414.98		1,414.98
Suta	—	7,671.81		7,671.81
	—	—		—
Total Amt Debited from our Acct	—	—		—
Cash BY ENTITY	—	1,396,961.89		1,396,961.89
Manual Checks	—	—		—

Total Other Cash Disbursements	—	1,396,961.89	—	1,396,961.89

TOTAL ALL CASH DISBURSEMENTS	—	1,396,961.89	—	1,396,961.89

	—	(73,003.80)	—	(73,003.80)

Book Balance per bank rec.
Ending Bank Balance per bank rec.

In re:	Case No.	03-13182 - 03-13213
THE THAXTON GROUP	Jointly Administered
	Reporting Period	June-04

ACCOUNTS RECEIVABLE RECONCILIATION AND AGING

Amount
Accounts Receivable Reconciliation
Total Accounts Receivable at the beginning of the reporting period	$134,100,800.64
Plus Amounts billed during the period	$8,876,164.45
Sold Receivables during month	(9,895,789.06)
Less Amounts collected during the period	(15,646,821.51)
Total Accounts Receivable at the end of the reporting period	$117,434,354.52

Amount
Accounts Receivable Aging
0-30 days old	$106,988,064.83
31-60 days old	$3,439,655.44
61-90 days old	$2,083,193.96
91+ days old	$4,923,440.29
Total Accounts Receivable	$117,434,354.52
Amount considered uncollectible (Bad Debt) - Reserve
Accounts Receivable (Net)	$117,434,354.52

DEBTOR QUESTIONNAIRE

Must be completed each month	Yes	No
1. Have any assets been sold or transferred outside the normal course of business this reporting period? If yes, provide an explanation below.	X
2. Have any funds been disbursed from any account other than a debtor in possessing account this period? If yes, provide an explanation below.	X
3. Have all postpetition tax returns been timely filed? If no, provide an explanation below.	X
4. Are workers compensation, general liability and other necessary insurance coverages in effect? If no, provide and explanation below.	X

2. First Day Order authorizing the temporary use of existing cash management system.

1. Sale of Tico Tennessee to Heights Finance Corporation for	$7,718,715.47
Less holdbacks and refunds, net cash proceeds to Company	$6,284,253.16

Form Mor - 5

The Thaxton Group, Inc.

Schedule of Aged Accounts Receivable and Post Accounts Payable

By Operating Group

As of 6/30/2004

Aged Accounts Receivable

(Gross Balance as of 6/30/04)

	Total	Southern Management	Tico Credit	Commercial Lending	Tico Premium
Current	$99,414,136	$65,641,558	$32,825,162	$425,522	$521,894
Potential (1-30)	$7,573,929	$3,698,806	$3,418,939	$356,117	$100,067
31-60 Days	$3,439,655	$1,867,998	$1,348,644	$88,816	$134,197
61-90 Days	$2,083,194	$923,739	$1,075,626	$16,330	$67,499
91 and Over	$4,923,440	$1,288,219	$3,374,243	$206,879	$54,099
Total Delinquency	$18,020,219	$7,778,762	$9,217,452	$668,143	$355,862
Total Gross Receivables	$117,434,355	$73,420,320	$42,042,614	$1,093,664	$877,756
Post Accounts Payable
(As of 6/30/04)
Southern Management	$183,837
Tico Credit	$11,537
Commercial Lending	$—
Tico Premium	$—
Thaxton Insurance	$—
Corporate	$—
Total	$195,374

L\AR Split 2003\
Weekly Loans Rec\
Prepared by Danny Bufford	Page 97	AR AP

THE THAXTON GROUP		CASES 03-13182 -03-13213
INTER-COMPANY BALANCE RECONCILIATION FOR THE THAXTON GROUP - Consolidated		JOINTLY ADMINISTERED
Monthly Court Report for	June

			HOLDING COMPANY	HOLDING COMPANY
	Consolidated Totals	ELIMINATIONS	THAXTON GROUP, INC Corporate	Thaxton Operating Company	Eagle	Thaxton Insurance Group	Thaxton Commercial Lending	Tico Premium
Beginning Inter-company balance as of 5/31 per G/L Trial Balance	(0.00)	(6,248,675.00)	132,615,573.91	—	—	(6,423,602.06)	(834,083.00)	(490,225.00)

Cash Transfers between companies	—		(5,107,725.59)			266,440.24
Expenses paid by Corporate - expensed in subsidiaries (treated as	—		(644,073.08)			(7,260.68)	148,425.00	578,524.00
separate cost centers as opposed to separate companies	—
	—
Allocations of:	—
	—
Home Office allocation	—
Interest allocation	—		512,559.33
Payroll	—		673,539.36			(183,285.94)
Analysis charges	—		9,093.14			(1,637.10)
Audit accrual	—
Transfer of assets	—
Sale of branches	—		(7,128,691.16)				—	—
	—		—

General Ledger as of 6/30/04	(0.00)	(6,248,675.00)	120,930,275.91	—	—	(6,349,345.54)	(685,658.00)	88,299.00

	(0.00)	(6,248,675.00)	120,930,275.91	—	—	(6,349,345.54)	(685,658.00)	88,299.00

Balance Sheet - June 30, 2004	—	6,248,675.00	120,930,275.00			(6,349,346.00)	(685,658.00)	88,299.00

	HOLDING COMPANY				INACTIVE	INACTIVE
	Thaxton Investment Corporation	TIC - Southern Management Corporation Consolidated	Tico Credit Corporation Consolidated		Paragon, Inc	Modern Central Recovery								Non-Bankrupt Companies
Beginning Inter-company balance as of 5/31 per G/L Trial Balance	—	(44,555,436.64)	(87,361,278.51)	—	—	—	—	—

Cash Transfers between companies		85,411.51	4,755,873.84
Expenses paid by Corporate - expensed in subsidiaries (treated as		(13,612.59)	(62,002.65)
separate cost centers as opposed to separate companies
Allocations of:
Home Office allocation
Interest allocation		(274,897.36)	(237,661.97)
Payroll			(490,253.42)
Analysis charges			(7,456.04)
Audit accrual
Transfer of assets
Sale of branches			7,128,691.16

General Ledger as of 6/30/04	—	(44,758,535.08)	(76,274,087.59)	—	—	—	—	—	—	—	—	—	—	—

	—	(44,758,535.08)	(76,274,087.59)	—	—	—	—	—	—	—	—	—	—	—

Balance Sheet - June 30, 2004		(44,758,535.00)	(76,274,087.00)